UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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2024

Proxy Statement and Notice of Annual Meeting of Shareholders

KeyCorp

127 PUBLIC SQUARE CLEVELAND, OHIO 44114 March 22, 2024

Message to Shareholders CHRISTOPHER M. GORMAN Chairman of the Board and Chief Executive Officer

Dear fellow shareholder:

On behalf of your Board of Directors, I am pleased to invite you to KeyCorp’s 2024 Annual Meeting of Shareholders on Thursday, May 9, 2024, beginning at 8:30 a.m., ET. Shareholders will be provided an opportunity to ask questions about KeyCorp’s business and affairs. Information about how to attend the virtual meeting is on page 76 of this proxy statement.

I look forward to this opportunity to share my perspective on our company’s performance in 2023 as well as our strategy for the path ahead. I remain very optimistic about our ability to realize KeyCorp’s earnings potential while concurrently delivering value for you, our shareholders, and every stakeholder we serve.

You will be asked to vote on several items including the election of directors, our 2023 executive compensation program (the “say-on-pay” vote), and ratification of Ernst & Young as our independent auditor for 2024, as well as one stockholder proposal, if properly presented.

We encourage you to review this year’s notice and proxy statement, which contain important information about proxy voting and the business to be conducted at the meeting. We hope you will attend the virtual meeting and we encourage you to vote your shares in advance either online, by returning your completed proxy card to us, or by telephone.

Every shareholder’s vote is important. Please vote as promptly as possible to ensure that your shares are represented at our Annual Meeting of Shareholders.

Thank you for your continued support.

Sincerely,

Christopher M. Gorman

Notice of Annual Meeting of Shareholders of KeyCorp

Date and Time:	Place:

Thursday, May 9, 2024, at 8:30 a.m., ET	To be held virtually – Virtual Meeting Link: meetnow.global/MZ6NZMD

Items of Business:

At the meeting, the shareholders will vote on the following matters:

1.	Election of the 13 directors named in the proxy statement to serve one-year terms expiring in 2025;

2.	Ratification of Ernst & Young LLP as independent auditors for KeyCorp for the fiscal year ending December 31, 2024;

3.	Advisory approval of KeyCorp’s executive compensation;
4.	A shareholder proposal seeking to separate the offices of Chairman and Chief Executive Officer and the appointment of an independent chairperson; and

5.	Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Record Date:

Shareholders of record of KeyCorp common shares at the close of business on Friday, March 15, 2024, have the right to receive notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

Delivery of Proxy Materials:

We will first mail the Notice of Internet Availability of Proxy Materials to our shareholders on or about Monday, March 25, 2024. On or about the same day, we will begin mailing paper copies of our proxy materials to shareholders who have requested them.

Voting:

It is important that your shares are represented and voted at the meeting. You may vote by telephone, online (before or during the meeting), or by mailing your signed proxy card in the enclosed return envelope if the proxy statement was mailed to you. If you do attend the virtual meeting, you may withdraw any previously-voted proxy and personally vote on any matter properly brought before the meeting by voting during the meeting in the virtual meeting platform.

Shareholder Questions:

Every shareholder has an opportunity during the meeting to submit questions, both on the proposals being presented to shareholders and on general matters relating to KeyCorp and its business. For more information on how to access the virtual Annual Meeting platform in order to submit questions or vote on the proposals, please refer to the “General Information about the Annual Meeting” section of the proxy statement beginning on page 75.

By Order of the Board of Directors

James L. Waters

Secretary and General Counsel

March 22, 2024

Internet Availability of Proxy Materials: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 9, 2024: Our 2024 proxy statement, proxy card, and Annual Report on Form 10-K for the year ended December 31, 2023, are available at www.envisionreports.com/key.

Proxy Statement

The Board of Directors of KeyCorp (“Key,” the “Company,” “our,” “us” or “we”) is furnishing you with this proxy statement to solicit shareholder proxies to be voted at the 2024 Annual Meeting of Shareholders to be held on May 9, 2024 (the “Annual Meeting”), and at all postponements and adjournments thereof. The 2024 Annual Meeting will be held virtually and will be accessible at the following link: meetnow.global/MZ6NZMD.

The mailing address of our principal executive office is 127 Public Square, Cleveland, Ohio 44114. KeyCorp employs the cost-effective and environmentally-conscious “notice and access” delivery method. This allows us to give our shareholders access to a full set of our proxy materials online. Beginning on or about March 25, 2024, we will send to most of our shareholders, by mail or e-mail, a notice explaining how to access our proxy materials and vote online. This notice is not a proxy card and cannot be used to vote your shares. On or about March 25, 2024, we will also begin mailing paper copies of our proxy materials to shareholders who have requested them.

All record holders of KeyCorp common shares at the close of business on Friday, March 15, 2024, are entitled to vote. On that date, there were 927,472,225 KeyCorp common shares outstanding. Holders of KeyCorp common shares are entitled to one vote for each share held of record.

Proxy Statement Summary

This summary contains highlights of information contained elsewhere in our proxy statement and does not contain all of the information that you should consider. Please read the entire proxy statement before you vote.

Proposals for the Annual Meeting

Proposal	Page	Board Recommendation

1. Election of Directors You are being asked to elect 13 directors. Each of the nominees is standing for election to hold office until the 2025 Annual Meeting of Shareholders.	1	“FOR” each nominee

2. Auditor Ratification You are being asked to ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent auditor for fiscal year 2024. One or more representatives of Ernst & Young LLP will be present at the meeting to respond to appropriate questions from shareholders.	70	“FOR”

3. Say-on-Pay You are being asked to approve, on an advisory, non-binding basis, compensation paid to KeyCorp’s Named Executive Officers (as defined on page 25 of this proxy statement). This advisory vote is held on an annual basis.	71	“FOR”

4. Shareholder Proposal Seeking an Independent Board Chairperson A shareholder proposal seeking to separate the offices of Chairman and Chief Executive Officer and the appointment of an independent chairperson is being presented for vote.	72	“AGAINST”

i

Proxy Statement Summary

Voting Your Shares

Who May Vote:	Voting Online Prior to Meeting:	Voting During the Meeting:

Shareholders of record as of the close of business on March 15, 2024.

Registered holders can go to www.envisionreports.com/key, or scan the QR code on the Notice of Internet Availability of Proxy Materials or the proxy card, and follow the instructions. If you hold your shares in street name, please follow the instructions found on your voting instruction form.

Registered holders will need the 15-digit control number appearing on the Notice of Internet Availability of Proxy Materials or proxy card distributed to you.

Beneficial holders have two options:

(1)  Submit proof of your legal proxy issued by your broker, bank, or other nominee that holds your shares by sending a copy of the legal proxy, along with your name and email address, by e-mail or mail as further described in the “General Information about the Annual Meeting” section of the proxy statement. Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., ET, on Monday, May 6, 2024.

(2)  An industry solution has been developed to allow beneficial owners to register to vote online through the virtual meeting platform. We expect the vast majority of beneficial owners will be able to vote using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience only, and there is no guarantee this option will be available for every type of beneficial owner voting control number.

For more information on how to vote during the Annual Meeting, please refer to the “General Information about the Annual Meeting” section of the proxy statement beginning on page 75.

Voting by Mail:	Voting by Telephone:

Complete, sign, and date the proxy card and return it in the envelope that was provided in the proxy statement mailing package.	Follow the instructions on your proxy card.

Even if you plan to attend the Annual Meeting virtually, we encourage all shareholders to vote in advance of the meeting.

ii

Proxy Statement Summary

2024 Director Nominees

Name	Age	Director Since	Independent	Current Committee Memberships
				Audit	C&O	NCGC	Risk	Technology	Executive
Alexander M. Cutler (1)	72	2000	Yes		✓	Chair			✓
H. James Dallas	65	2005	Yes	✓		✓		Chair
Elizabeth R. Gile	68	2010	Yes			✓	Chair
Ruth Ann M. Gillis	69	2009	Yes	✓				✓
Christopher M. Gorman	63	2019	No						Chair
Robin N. Hayes	57	2020	Yes				✓	✓
Carlton L. Highsmith	72	2016	Yes			✓	✓
Richard J. Hipple	71	2012	Yes	Chair		✓			✓
Devina A. Rankin	48	2020	Yes	✓				✓
Barbara R. Snyder	68	2010	Yes		Chair	✓			✓
Richard J. Tobin	60	2021	Yes		✓			✓
Todd J. Vasos	62	2020	Yes		✓			✓
David K. Wilson	69	2014	Yes				✓
(1)	Serves as KeyCorp’s independent Lead Director.

2023 Performance Highlights

Without question, 2023 was a turbulent year for our industry and the economy. We took a number of necessary steps as we moved through the year to enhance our balance sheet, liquidity, and capital position for the environment and in preparation for potential changes in the capital rules, positioning ourselves to be a simpler, more profitable bank.

Supported Clients

•  Strengthened our relationship business model by supporting existing and growing new relationships

•  In our Consumer Bank, we grew relationship households by 3% and in our Commercial Bank, we grew clients by 4%

Strengthened our Balance Sheet

•  Navigated our balance sheet through volatile markets

•  Focused on relationships, primacy, and quality deposits; de-emphasized non-relationship business

•  Grew period-end deposits by nearly $3 billion year-over-year

•  Significantly improved our funding and liquidity positions

•  Positioned to be more resilient to changes in interest rates

Managed Expenses	• Simplified and streamlined our businesses while improving client experiences

Improved Capital Position	• Common Equity Tier 1 ratio increased 90 basis points in 2023 to 10.0%, above our targeted range • Reduced risk-weighted assets by approximately $14 billion, exceeding our full year target

Maintained Solid Credit Quality

•  Strong risk-management discipline

•  Net charge-offs to average loans remain near historic lows at 21 basis points in 2023

•  High-quality loan portfolio; over 50% of our commercial & industrial loans rated as investment grade or the equivalent

•  Less exposure to office, commercial real estate, leveraged lending, and credit cards than peers

iii

Proxy Statement Summary

Corporate Responsibility and Sustainability

We believe the best way to deliver long-term value is by delivering on our commitments to every stakeholder we serve – our shareholders, clients, colleagues, regulators, and communities. At Key, corporate responsibility and sustainability are central to who we are and how we do business – we are here to help our clients, colleagues, and communities thrive – and through these efforts, we create outstanding results for our shareholders.

For more information on Key’s corporate responsibility and sustainability strategy, priorities, and highlights of our efforts in 2023, please see “Corporate Responsibility and Sustainability” on page 17 of this proxy statement and our annual disclosures, which can be found at key.com/esg.

Corporate Governance Practices

We are committed to meeting high standards of ethical behavior, corporate governance, and business conduct. Some of our corporate governance best practices include:

Director Elections	• Annual elections for all directors (page 1) • Majority voting in uncontested elections (page 4)

Board Independence

•  All director nominees, other than Mr. Gorman, are independent under the New York Stock Exchange’s and KeyCorp’s standards of independence (page 18)

•  Our standing Board committees (Audit, Compensation and Organization, Nominating and Corporate Governance, Risk, and Technology) consist solely of independent directors (page 13)

•  Independent Lead Director—Alexander M. Cutler—with extensive responsibilities (page 12)

•  Annual Lead Director evaluation and review of Board leadership structure by independent directors (pages 12 and 13)

•  Prior approval from the Lead Director of the Board agenda, schedule, and materials (page 12)

Standing Board Committees	Audit Committee	14 meetings in 2023	(page 14)
	Compensation and Organization Committee	8 meetings in 2023	(page 15)
	Nominating and Corporate Governance Committee	7 meetings in 2023	(page 14)
	Risk Committee	8 meetings in 2023	(page 15)
	Technology Committee	5 meetings in 2023	(page 16)

Practices and Policies

•  Experienced, diverse Board membership

•  Commitment to Board refreshment, with a median tenure of nine years and four new directors added since 2020 (page 12)

•  Independent members of the Board met in executive session at every regular 2023 Board meeting (page 14)

•  Approximately 97% average attendance by directors at Board and committee meetings (page 14)

•  Annual self-assessments conducted by the Board, each committee, and each director (page 13)

•  Strong Board leadership in the oversight of enterprise risk (pages 16 and 17)

•  Semi-annual disclosure of KeyCorp political spending (page 21)

•  Strong director education program (page 20)

Shareholder Engagement

•  Active shareholder engagement program (pages 19 and 20)

•  Engage with shareholders on a regular basis throughout the year to discuss a range of topics, including company performance, strategy, risk management, executive compensation, corporate responsibility and sustainability, and corporate governance

•  Activities include ongoing communication, numerous investor conferences, on- and off-site analyst and investor meetings, and roadshows

•  Directors are available to meet with our shareholders

For a more detailed discussion concerning KeyCorp’s corporate governance practices, please refer to the section entitled “The Board of Directors and Its Committees” beginning on page 12 of this proxy statement.

iv

Proxy Statement Summary

Executive Compensation Highlights

The objectives of our executive compensation program are to:

•	Make pay decisions based on performance of the company, the business unit, and the individual;

•	Deliver pay in a way that balances short- and long-term financial performance objectives and aligns to long-term shareholder value creation; and

•	Support sustainable performance with policies that are focused on prudent risk-taking and the balance between risk and reward.

We manage to total pay opportunity (i.e., the sum of base salary and annual and long-term incentives) for each executive officer.

We support our compensation program with a number of best practices in governance and executive compensation, including the following:

What We Do:	What We Don’t Do:

✓ Impose robust stock ownership guidelines

✓ Subject shares to post-vesting holding period

✓ Use tally sheets

✓ Review share utilization

✓ Retain an independent compensation consultant

✓ Maintain clawback and forfeiture policies

×   No employment agreements for executive officers

×   No tax gross-ups

×   No “single trigger” change of control agreements

×   No active SERPs

×   No hedging or pledging of KeyCorp securities

×   No “timing” of equity grants

×   No repricing or backdating of stock options

2023 was a challenging year for the industry and for Key. The unprecedented rapid rise in interest rates, uncertain economy and geopolitical environment, and fallout from three of the four largest bank failures in U.S. history in the spring of 2023, had an impact on the banking industry, including Key. We took a number of necessary steps throughout the year to enhance our balance sheet, liquidity, and capital position in order to be a simpler, more profitable bank. As a result of the actions we took in 2023, we are better positioned to achieve sound, profitable growth moving forward.

What We Did:	How We Delivered Pay:
• Considering the unique challenges faced by Key in 2023, we adjusted certain measures in our short-term incentive plan to reflect the mid-year pivot in our strategies and priorities.

•   The KeyCorp 2023 Annual Incentive Plan was amended to reflect the view that 2023 consisted of two distinct time periods with different strategic priorities: pre- and post- regional banking crisis.

•   The Compensation Committee held performance against the amended plan to 100%. The Compensation Committee approved final funding of 80% under the amended plan, capping our executive leadership team at 75% funding, This marks the second consecutive year of below-target funding for our annual incentive plan, as well as the second consecutive year in which our executive officers received lower funding than the general employee population.

•   Information about the amendment to the plan and approved funding rate begins on page 29 of this proxy statement under “Annual Incentive Plan”. Information about individual pay decisions for our NEOs begins on page 36 of this proxy statement, under “2023 Pay Decisions for Named Executive Officers.”

• We maintained a focus on multi-year EPS and ROTCE relative to our Peer Group through our long-term incentive plan.

•   The 2021-2023 Long-Term Incentive Plan (performance awards) performed at 85.8% of target, driven by above-target performance on our EPS goals and balanced by below-target performance against ROTCE versus our Peer Group. Final financial performance was negatively adjusted based on our TSR versus our Peer Group for the three-year period.

• We continued to deliver 70% of our long-term incentive compensation to executive officers as “performance-based compensation.”	• Since 2021, we have delivered our long-term incentive compensation as 60% performance shares, 30% restricted stock units, and 10% stock options with a 10% premium on the exercise price.

v

vi

PROPOSAL ONE: Election of Directors

PROPOSAL ONE: Election of Directors

Our Board of Directors (the “Board”), elected by KeyCorp’s shareholders, oversees the business and management of KeyCorp. Members of the Board monitor and evaluate KeyCorp’s business performance through regular communication with the Chief Executive Officer and senior management and by participating in Board and Board committee meetings. The Board is committed to sound and effective corporate governance policies and high ethical standards. The size of the Board is fixed at 13 members.

Under KeyCorp’s Regulations, directors are elected to one-year terms expiring at each subsequent Annual Meeting of Shareholders.

Director Recruitment and Qualifications

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating, and recommending to the Board a slate of nominees for election at each Annual Meeting of Shareholders. All director nominees must have a record of high integrity and other requisite personal characteristics and must be willing to make the time commitment required of directors. The Nominating and Corporate Governance Committee uses the following criteria when evaluating director nominee candidates:

•

demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role with a large or recognized organization (private sector (profit or nonprofit), governmental, or educational);

•

a high level of professional or business expertise relevant to KeyCorp (including, among others, information technology, marketing, succession planning and talent development, finance, banking or the financial industry, or risk management);

•

in the case of non-employee directors, satisfaction of the “independence” criteria set forth in KeyCorp’s Standards for Determining Independence of Directors and the rules of the New York Stock Exchange;

•

service as a director for not more than (i) two other public companies if he or she is a senior executive officer of a public company (including his or her own company, as applicable), or (ii) three other public companies if he or she is not a senior executive officer of a public company; and

•	the ability to think and act independently, as well as the ability to work constructively in the overall Board process.

The criteria used in director recruitment are flexible guidelines to assist in evaluating and focusing the search for director candidates.

The Board also considers whether the candidate would enhance the diversity of the Board in terms of gender, race, experience, and/or geography. The current composition of the Board reflects the Nominating and Corporate Governance Committee’s focus in this area and the importance of diversity to the Board as a whole, with four female directors and three racially or ethnically diverse directors.

In evaluating Board nominees who satisfy the above criteria, the committee also considers:

•	the skills and business experience currently needed for the Board by using a comprehensive skills matrix;

•	the current and anticipated composition of the Board in light of the business activities and strategic direction of KeyCorp and the diverse communities and geographies served by KeyCorp; and

•

the interplay of the candidate’s expertise and professional/business background in relation to the expertise and professional/business background of current Board members, as well as such other factors (including diversity) as the committee deems appropriate.

The Chair of the Nominating and Corporate Governance Committee extends an invitation to join the Board as a first-time director or to stand for election as a first-time nominee for director after discussion with and approval by the committee as a whole. The Nominating and Corporate Governance Committee then recommends the candidate to the entire Board for final approval.

1

PROPOSAL ONE: Election of Directors

The Nominating and Corporate Governance Committee routinely retains an independent search firm to assist with identifying director candidates. The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm used to identify director candidates, including sole authority to approve its fees and the other terms of its engagement.

The Nominating and Corporate Governance Committee utilizes a matrix approach that tracks each director’s and director nominee’s qualities and qualifications in a tabular format to assist the committee in maintaining a well-rounded, diverse, and effective Board. In addition, the matrix approach helps the Nominating and Corporate Governance Committee identify any qualities, qualifications, and experience for potential director nominees that would help improve the composition of and add value to the Board. The matrix is intended to depict notable areas of expertise or focus for each director, and not having a mark does not mean that a particular director does not possess competency or experience with that qualification or skill.

In 2023, the Nominating and Corporate Governance Committee conducted a robust assessment of director skills and, ultimately, expanded the set of skills it believes will foster an effective board as Key and its business evolve. The Nominating and Corporate Governance Committee seeks directors who have held leadership positions in public companies and have experience in the banking or financial industry, cybersecurity and technology, finance and treasury management, digital marketing and analytics, mergers and acquisitions and strategic planning, regulatory matters, retail and small business, risk management, corporate governance, wealth management, and compensation and succession planning. The matrix below describes the notable qualifications, experience, and backgrounds of our non-management directors who currently serve on the Board:

Director Matrix

Skills & Experience

M&A/Strategic Planning & Development	●	●		●	●	●	●	●		●	●	●

Cybersecurity/Technology	●	●		●		●	●	●	●	●	●	●

Risk Management	●	●	●	●	●	●	●	●	●	●	●	●

Regulatory	●	●	●	●	●	●	●		●	●	●	●

Banking & Financial Industry	●		●	●		●			●	●		●

Finance/Treasury Management	●			●		●	●	●		●		●

Digital Marketing/Analytics	●				●	●		●		●	●

Retail and Small Business	●					●					●	●

Wealth Management						●						●

Corporate Governance/Public Company	●	●		●	●	●	●	●		●	●	●

Compensation & Benefits/Succession Planning	●			●	●	●	●	●	●	●	●	●

Background

Independent	●	●	●	●	●	●	●	●	●	●	●	●

Tenure (Years)	23	18	13	14	3	7	11	3	13	2	3	9

Gender

Male	●	●			●	●	●			●	●	●

Female			●	●				●	●

Non-Binary

Age	72	65	68	69	57	72	71	48	68	60	62	69

Racially or Ethnically Diverse		●				●		●

2

PROPOSAL ONE: Election of Directors

Below are descriptions of each of the skills identified in the director matrix that the Board believes are critical to its effectiveness and their importance to KeyCorp and its business:

M&A/Strategic Planning & Development

Experience leading mergers and acquisitions, the integration of people and systems, and driving strategic direction and managing the operations of a complex organization. We regularly evaluate mergers and acquisitions and other strategic opportunities, and our Board plays an important role in overseeing the execution of our strategy against our risk appetite.

Cybersecurity/Technology	Expertise in information security, data privacy, and cybersecurity, as well as technology strategy and familiarity with emerging technologies. Technology and innovation are central to our business, and it is paramount that we deliver products and services in a way that keeps our and our clients’ information secure.

Risk Management	Experience in managing or identifying potential areas of risk as well as knowledge of risk management principles and concepts. Effectively managing risk and reward is one of Key’s strategic priorities. In light of the Board’s role in overseeing risk management, it is important to have directors with risk management experience who are adept at identifying and assessing risks.

Regulatory	Experience in governmental and regulatory affairs, including experience acquired through positions in a regulated industry and/or with government organizations and regulatory bodies as well as experience working with government officials. As a regulated financial services institution, we value directors who understand the complex regulatory landscape in which we operate. Our Board also benefits from having a director who is a former bank regulator.

Banking & Financial Industry	Expertise in the banking and financial industry through leadership roles at financial institutions or financial industry regulators, related experiences at other companies as current or former executives, and/or service on relevant boards of directors. We directly benefit from directors who have expertise in our industry and who possess specific insights into the opportunities and challenges that we face as a financial services institution.

Finance/Treasury Management

Expertise in finance and accounting, particularly with respect to internal and external auditing, internal controls, financial reporting, and treasury management. The Board is instrumental in reviewing our financial statements and disclosures and overseeing our capital planning and liquidity management processes.

Digital Marketing/Analytics	Experience with marketing and branding in a digital environment and leveraging analytics to create, market, and deliver tailored products and services. We deliver products and services across a variety of channels, from our website and social media to our branch network, and we value directors who can help us execute.

Retail and Small Business	Experience in managing a retail enterprise or providing products and services to small businesses. We provide banking products to our customers, including small businesses, through our network of branches and ATMs. We believe that directors with retail and small business experience provide valuable insight into our retail branch network.

Wealth Management	Expertise in acquiring mass affluent and high net worth customers and delivering wealth management products and services. Wealth management products and services are a strategic priority for our consumer bank and the Board provides valuable oversight and guidance as we execute that strategy.

Corporate Governance/Public Company	Experience as a public company CEO or other senior executive or expertise in matters of corporate governance, board practices, corporate responsibility and sustainability. The Board is responsible for maintaining practices and a governance structure that provide effective oversight of management and are responsive to feedback from shareholders and other stakeholders.

Compensation & Benefits/Succession Planning	Experience with aligning compensation plans and programs to strategy and incentivizing proper risk-taking, as well as retaining and developing talent. Our Board oversees our compensation policies and practices and ensures that we are rewarding our executives and employees for driving sound profitable growth, while putting our customers and their interests first.

The Nominating and Corporate Governance Committee is continually in the process of identifying potential director candidates, and individual Board members are encouraged to submit any potential nominees to the Chair of the Nominating and Corporate Governance Committee. Shareholders may also submit potential director nominees by providing appropriate prior written notice to the Secretary of KeyCorp. The Nominating and Corporate Governance Committee will consider suggestions by shareholders concerning qualified candidates for election as directors. Such candidates will receive the same consideration as other candidates recommended by the Nominating and Corporate Governance Committee. In addition, page 77 of this proxy statement includes important information for shareholders who intend to submit a director nomination for the 2025 Annual Meeting of Shareholders.

3

PROPOSAL ONE: Election of Directors

Director Assessments

Each year, the Nominating and Corporate Governance Committee, led by the Lead Independent Director, conducts a thorough evaluation process to assess the effectiveness of each of our directors. In conjunction with the matrix approach described in the previous section, this evaluation process not only promotes a Board that has an appropriate mix of director backgrounds, skills, and competencies, but also ensures that the directors within that mix are consistently performing their roles at a level that enhances Board effectiveness.

Each director is required to complete a questionnaire designed to assist the director with rating his or her own effectiveness, including providing an opportunity for directors to recommend how they could be utilized on committees or in leadership roles, as well as suggest useful and emerging topics for board education. Each of these questionnaires is reviewed by our Lead Independent Director and the Nominating and Corporate Governance Committee and is then used as a foundation for an individualized discussion of each director’s performance in an executive session of our Nominating and Corporate Governance Committee (which includes each of our Committee Chairs). Ultimately, these discussions are considered when making nomination, committee makeup, and board leadership decisions.

For more information on our Board Assessment practices in general, please see “Board Assessments” on page 13 of this proxy statement.

Election Process

KeyCorp has adopted a majority voting standard in uncontested elections of directors and plurality voting in contested elections. In an uncontested election, a nominee must receive a greater number of votes “FOR” than “AGAINST” his or her election. If an uncontested nominee who is already a director receives more “AGAINST” votes than “FOR” votes, that director nominee will continue to serve as a “holdover director,” but must submit to the Board an offer to resign as a director. The Nominating and Corporate Governance Committee will consider the holdover director’s resignation and will submit a recommendation to accept or reject the resignation to the Board. The Board (excluding the holdover director) will act on the committee’s recommendation and publicly disclose its decision within 90 days following certification of the shareholder vote.

2024 Nominees for Director

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the individuals identified on the following pages for election as directors. Each nominee is currently a director of KeyCorp. Biographical information for each nominee is provided as of the most recent practicable date. The Board believes that the qualifications and experience of the director nominees, as described below, will continue to contribute to an effective and well-functioning Board. The Board and the Nominating and Corporate Governance Committee believe that the directors, individually and as a whole, possess the necessary qualifications to provide effective oversight of KeyCorp’s business, as well as quality advice and counsel to KeyCorp’s management.

If elected, each nominee will continue to serve as a director until KeyCorp’s 2025 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified or he or she resigns or is otherwise removed. There is no reason to believe that any of these director nominees will be unable or unwilling to serve if elected. Should any nominee be unable to accept nomination or election, the proxies may be voted for the election of a substitute nominee recommended by the Board. Alternatively, the Board may allow the vacancy to remain open, to be filled by the Board at a later date, or adopt a resolution to decrease the size of the Board.

The Board of Directors unanimously recommends that shareholders vote “FOR” each of the following director nominees.

4

PROPOSAL ONE: Election of Directors

Alexander M. Cutler

Age: 72 Director Since: 2000 KeyCorp Committee(s): • Nominating and Corporate Governance (Chair) • Compensation and Organization • Executive

Biography:

Mr. Cutler is KeyCorp’s independent Lead Director. From 2000 through May of 2016, he was Chairman and Chief Executive Officer of Eaton Corporation plc, a publicly-held, global, diversified power management company with approximately 85,000 employees that sells products to customers in more than 175 countries. He is a member of the board of directors of the Musical Arts Association and a life director of the United Way of Greater Cleveland.

Select Qualifications and Experience:

• Experience across a wide range of senior management and executive roles with Eaton Corporation plc and certain of its predecessor companies. Significant corporate governance experience and public company board experience through his role as Chairman of Eaton Corporation plc, his service on the DuPont de Nemours, Inc. board, and as a former member of the Executive Committee of the Business Roundtable.

• Extensive experience negotiating and completing acquisitions and divestitures and integrating acquired companies gained through leadership positions with Eaton Corporation plc.

Other Public Directorships: • DuPont de Nemours, Inc. (since 2008)

H. James Dallas

Age: 65 Director Since: 2005 KeyCorp Committee(s): • Audit • Nominating and Corporate Governance • Technology (Chair)

Biography:

In 2013, Mr. Dallas retired as Senior Vice President of Quality and Operations at Medtronic Inc., a global medical technology company. Mr. Dallas, who joined Medtronic Inc. in 2006, had previously served as Senior Vice President and Chief Information Officer at Medtronic Inc. Mr. Dallas’s responsibilities included executing cross-business initiatives to maximize the company’s global operating leveraging. Mr. Dallas also served as a member of Medtronic Inc.’s executive management team. Mr. Dallas is an independent consultant focusing on change management, information technology strategy, and risk. He also serves as a director of Grady Memorial Hospital Corporation.

Select Qualifications and Experience:

• Significant experience with enterprise change management, information technology, information technology security, and data privacy, including prior service as the Chief Information Officer of Medtronic Inc. and, prior to that, as Chief Information Officer of Georgia-Pacific Corporation.

• As Chief Information Officer for major public corporations, had primary responsibility for risks related to information technology and security. As Senior Vice President of Quality and Operations with Medtronic Inc., held significant responsibility for operational risk management.

Other Public Directorships: • Centene Corporation (since 2020) • Strategic Education, Inc. (formerly Cappella Education Company) (2015-2021) • WellCare Health Plans, Inc. (2016-2020)

5

PROPOSAL ONE: Election of Directors

Elizabeth R. Gile

Age: 68 Director Since: 2010 KeyCorp Committee(s): • Risk (Chair) • Nominating and Corporate Governance

Biography:

In 2005, Ms. Gile retired from Deutsche Bank AG where she was Managing Director and the Global Head of the Loan Exposure Management Group since 2003. From 2007 to 2009, Ms. Gile was Managing Director and Senior Strategic Advisor to BlueMountain Capital Management, a hedge fund management company. Prior to joining Deutsche Bank AG, Ms. Gile spent 24 years with J.P. Morgan, where she was responsible for areas encompassing credit risk, credit analysis and research, lending, credit market trading, counterparty risk, and portfolio management. Ms. Gile is a trustee and Secretary of the board of the Brooklyn Botanic Garden.

Select Qualifications and Experience:

• A distinguished career in the banking, finance, and capital markets industries with leading global financial institutions. Significant roles with J.P. Morgan, Deutsche Bank AG, and Toronto Dominion Securities managing loan portfolios, capital markets, derivatives and corporate lending transactions, and credit research.

• As Global Head of the Loan Exposure Management Group for Deutsche Bank AG, had global responsibility for managing the credit risk of loans and lending-related commitments, giving her experience in identifying, assessing, and managing risk exposures of a large, complex financial firm.

Other Public Directorships: • Watford Holdings Ltd. (2017-2021)

Ruth Ann M. Gillis

Age: 69 Director Since: 2009 KeyCorp Committee(s): • Audit • Technology

Biography:

From 2008 until her retirement in 2014, Ms. Gillis served as Executive Vice President and Chief Administrative Officer of Exelon Corporation, a publicly-held Fortune 100 diversified energy company, and President of Exelon Business Services Company, a subsidiary of Exelon Corporation. Ms. Gillis also served as Chief Diversity Officer and as Chief Financial Officer of Exelon Corporation. Prior to her time at Exelon Corporation, Ms. Gillis served as Chief Financial Officer of the University of Chicago Hospitals and Health System and, from 1977 to 1996, Ms. Gillis held various senior management and lending positions at First Chicago Corporation. Ms. Gillis is a life trustee of the Goodman Theatre and a life director of the Lyric Opera of Chicago.

Select Qualifications and Experience:

• Extensive finance, banking, risk management, financial reporting, operations and technology, human capital management, and regulatory expertise acquired in highly regulated and complex industries with a history of accomplishment and executive capability.

• Ms. Gillis qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission and has been recognized as a National Association of Corporate Directors Board Leadership Fellow since 2017.

Other Public Directorships: • Voya Financial Inc. (since 2015) • Snap-on Incorporated (since 2014)

6

PROPOSAL ONE: Election of Directors

Christopher M. Gorman

Age: 63 Director Since: 2019 KeyCorp Committee(s): • Executive (Chair)

Biography:

Mr. Gorman was elected Chairman, Chief Executive Officer, and President of KeyCorp on May 1, 2020. Mr. Gorman joined KeyCorp in 1998 when it acquired McDonald Investments, a registered broker-dealer, where Mr. Gorman held various leadership roles. Since joining KeyCorp, Mr. Gorman has served in numerous capacities including Chief Operating Officer from 2019 to 2020, President of Banking and Vice Chairman from 2017 to 2019, as Merger Integration Executive leading KeyCorp’s integration of First Niagara Financial Group, Inc. from 2016 to 2017, and as President of Key Corporate Bank from 2010 to 2016. Mr. Gorman is a member of the Supervisory Board of The Clearing House, a board member of the Bank Policy Institute, Chairman of the Ohio Business Roundtable, and serves as a board member of the Greater Cleveland Partnership, University Hospital Health System, and the Cleveland Museum of Art.

Select Qualifications and Experience:

• Over 25 years of financial services leadership experience in corporate, investment, private, and retail banking. Provides critical insight on KeyCorp’s business and operations to the Board of Directors.

• Leads the sales, service and operations of one of the largest financial services companies in the United States with over 3 million clients and over 17,000 colleagues. Oversees an expanded $40 billion community benefits plan that delivers mortgage lending, community development, affordable housing, small business lending, and transformative philanthropy to the underserved.

• Was responsible for leading the integration of First Niagara Financial Group, Inc., a $40 billion financial institution with 400 branches, the largest acquisition in KeyCorp’s 190-year history.

Robin N. Hayes

Age: 57 Director Since: 2020 KeyCorp Committee(s): • Risk • Technology

Biography:

Mr. Hayes is the former Chief Executive Officer of JetBlue Airways Corporation, a publicly-held airline and passenger carrier company. Prior to his appointment as JetBlue’s Chief Executive Officer in 2015, Mr. Hayes served as President from 2014 to 2015 and Chief Commercial Officer from 2008 to 2014. Mr. Hayes also worked in various management capacities over a 19-year career with British Airways Plc.

Select Qualifications and Experience:

• Extensive operational, marketing, and sales expertise accumulated during an over 30-year career in aviation and across a wide range of executive and management roles, including numerous roles overseeing British Airways Plc’s international markets, including the Americas region, the airline’s largest market outside the U.K.

• Responsible for market-leading innovation in the airline industry as an executive with JetBlue in technology, operations, and customer service.

Other Public Directorships: • JetBlue Airways Corporation (2015-2024)

7

PROPOSAL ONE: Election of Directors

Carlton L. Highsmith

Age: 72 Director Since: 2016 KeyCorp Committee(s): • Nominating and Corporate Governance • Risk

Biography:

Mr. Highsmith joined the Board in August 2016 in connection with the First Niagara merger. He was a member of the board of directors of First Niagara since 2011, serving on the Governance/Nominating Committee and the Audit Committee. He previously served on the board of directors of NewAlliance Bancshares from 2006 until it was acquired by First Niagara in 2011. Mr. Highsmith was founder, Chief Executive Officer, and Chairman of The Specialized Packaging Group (“SPG”). He grew SPG into one of the largest designers, printers, and manufacturers of paperboard and paperboard composite packaging for consumer products in North America before merging the company with PaperWorks Industries in 2009. Mr. Highsmith is Vice Chairman of the board of trustees of Quinnipiac University, trustee of the Yale New Haven Health System, Chairman of the Connecticut Center for Arts & Technology (“ConnCAT”), and Board Chair of the Connecticut Community Outreach Revitalization Program (“ConnCORP”).

Select Qualifications and Experience:

• Successful corporate executive and entrepreneur with significant community and regional bank board experience, having served on the board of directors of both NewAlliance and First Niagara.

• Skilled business strategist who founded a package design/engineering business and grew that start-up company into one of the largest, most innovative, and highly regarded designers and manufacturers of paperboard packaging for consumer products in North America.

• Experienced in mergers and acquisitions, having led and actively managed three successful acquisitions as Chief Executive Officer of SPG (Lawson Mardon Carton North America from Alusuisse Lonza in 1998, Focus Packaging in 2003, and Packaging Machinery Service in 2003), as well as the successful merger of his company with PaperWorks Industries in 2009.

• Social entrepreneur and community leader who founded two non-profit organizations (ConnCAT and ConnCORP) that have attracted over $100 million of philanthropic capital over the last 10 years to fund world class workforce development, youth digital arts programs, entrepreneurship training workshops, and financial literacy programs in Connecticut’s most challenging communities.

Richard J. Hipple

Age: 71 Director Since: 2012 KeyCorp Committee(s): • Audit (Chair) • Executive • Nominating and Corporate Governance

Biography:

Mr. Hipple retired as Executive Chairman of Materion Corporation, a publicly-held manufacturer of highly engineered advanced materials and related services, in December 2017. Mr. Hipple previously served as Chairman of the Board and Chief Executive Officer of Materion Corporation from 2006 to 2017 and President from 2005 to 2017. Prior to that, Mr. Hipple served in the steel industry for 26 years in a number of capacities, including project engineer, strategic planning, supply chain management, operations, sales and marketing, and executive management. Mr. Hipple is trustee of the board of trustees of the Cleveland Institute of Music. He is also a member of the board of directors of KeyBank National Association.

Select Qualifications and Experience:

• Extensive exposure to global commerce as former Chief Executive Officer of Materion Corporation, which serves customers in more than 60 countries and employs 3,100 people worldwide. Additionally, experience as a director at Ferro Corporation, Barnes Group Inc., and Luxfer Holdings PLC, which represent manufacturing companies with leading technologies, broad international footprints, and market diversity. With significant experience in the oversight and management of financial risks, Mr. Hipple qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

• Significant corporate governance and executive-level management experience, including as the Executive Chairman and President and Chief Executive Officer of Materion Corporation, as Lead Director at Ferro Corporation, and as Chairman of the compensation committees of Ferro Corporation and Luxfer Holdings PLC.

Other Public Directorships: • Luxfer Holdings PLC (since 2018) • Barnes Group Inc. (since 2017) • Ferro Corporation (2007–2018) • Materion Corporation (2006–2017)

8

PROPOSAL ONE: Election of Directors

Devina A. Rankin

Age: 48 Director Since: 2020 KeyCorp Committee(s): • Audit • Technology

Biography:

Ms. Rankin is Executive Vice President and Chief Financial Officer of Waste Management, Inc., a publicly-held waste and environmental services company. Prior to her promotion to Chief Financial Officer in 2017, Ms. Rankin held several corporate finance positions of increasing responsibility including Treasurer from 2012 to 2017 and as Assistant Treasurer. Prior to joining Waste Management, Inc., Ms. Rankin was a member of the assurance practices of Ernst & Young and Arthur Andersen.

Select Qualifications and Experience:

• As Executive Vice President and Chief Financial Officer of Waste Management, Inc., Ms. Rankin is responsible for all finance functions of the company, as well as for internal audit, investor relations, supply chain functions, and business development.

• With an extensive career in corporate finance and as a certified public accountant licensed in Texas, Ms. Rankin qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Barbara R. Snyder

Age: 68 Director Since: 2010 KeyCorp Committee(s): • Compensation and Organization (Chair) • Executive • Nominating and Corporate Governance

Biography:

Since 2020, Ms. Snyder has been President of the Association of American Universities, an organization composed of America’s leading research universities that helps to shape policy for higher education and research. Prior to joining the Association of American Universities, Ms. Snyder was President of Case Western Reserve University in Cleveland, Ohio from 2007 to 2020. Ms. Snyder previously served as Executive Vice President and Provost of The Ohio State University (“OSU”). She served as a faculty member of OSU’s Moritz College of Law from 1988 to 2007. From 2000 to 2007, she held the Joanne W. Murphy/Classes of 1965 and 1973 Professorship at OSU. Ms. Snyder is a director of the National Humanities Alliance.

Select Qualifications and Experience:

• In 2020, Association of American Universities member universities received $28.8 billion in federal research awards (63% of total federally funded research and development), produced 5,583 patents and 5,241 technology license agreements, and awarded 30,358 research doctorates.

• Former President of Case Western Reserve University, one of the nation’s leading universities and a major private research institution with significant focus on science, engineering, and technology. During her tenure, Case Western Reserve University tripled its undergraduate admissions applications, became twice as selective, dramatically increased the academic quality of the entering class, and experienced unprecedented fundraising success, setting new records for annual attainment.

Other Public Directorships: • The Progressive Corporation (since 2014)

9

PROPOSAL ONE: Election of Directors

Richard J. Tobin

Age: 60 Director Since: 2021 KeyCorp Committee(s): • Compensation and Organization • Technology

Biography:

Mr. Tobin has served as President and Chief Executive Officer of Dover Corporation, a publicly-held diversified global manufacturer and solutions provider, since May 2018 and a director since 2016. Prior to joining Dover Corporation, Mr. Tobin served as Chief Executive Officer and a director of CNH Industrial N.V. from 2013 to 2018. Prior to the integration of Fiat Industrial S.p.A. and CNH Global N.V. into CNH Industrial N.V., Mr. Tobin was Group Chief Operating Officer of Fiat Industrial S.p.A. and President and Chief Executive Officer of CNH Global N.V., a role he assumed in 2012 after two years as Chief Financial Officer of CNH Global N.V., and Chief Financial Officer and Head of Information Technology at SGS S.A. from 2004 to 2010. Mr. Tobin is a director of the National Association of Manufacturers and a director of Shedd Aquarium.

Select Qualifications and Experience:

• More than 30 years of experience in international management and finance, acquired through global leadership roles of increasing responsibility and scope. Significant corporate management experience in his roles as Chief Executive Officer of two publicly traded corporations.

• Extensive financial experience in both U.S. GAAP and IFRS accounting standards obtained in his roles as Chief Financial Officer of SGS S.A. and CNH Global N.V. Broad experience in capital markets and supervised one of North America’s largest captive banks during his tenure at CNH Industrial N.V. Robust understanding of information technology and cybersecurity stemming from his role as Chief Financial Officer and Head of Information Technology of SGS S.A.

Other Public Directorships: • Dover Corporation (since 2016) • CNH Industrial N.V. (2013-2018)

Todd J. Vasos

Age: 62 Director Since: 2020 KeyCorp Committee(s): • Compensation and Organization • Technology

Biography:

Mr. Vasos is a director and has served as Chief Executive Officer of Dollar General Corporation, a publicly-held variety retail company, since October 2023. Mr. Vasos previously served as Senior Business Advisor following his initial retirement as Chief Executive Officer in November 2022. Mr. Vasos served as Chief Executive Officer of Dollar General Corporation from 2015 to 2022. Prior to his election as Chief Executive Officer, Mr. Vasos served as Chief Operating Officer from 2013 to 2015 and as Executive Vice President, Division President and Chief Merchandising Officer from 2008 to 2013. Prior to joining Dollar General, Mr. Vasos served in executive positions with Longs Drug Stores Corporation for seven years, as well as in leadership positions at Phar-Mor Food and Drug Inc. and Eckerd Corporation.

Select Qualifications and Experience:

• Successful track record of driving profitable growth at Dollar General Corporation through strong execution, digital transformation, and a people-centric philosophy.

• Extensive retail executive and management experience, including in merchandising, operations, marketing, advertising, global procurement, supply chain, and store development.

Other Public Directorships: • Dollar General Corporation (since 2015)

10

PROPOSAL ONE: Election of Directors

David K. Wilson

Age: 69 Director Since: 2014 KeyCorp Committee(s): • Risk

Biography:

Until his retirement in January 2014, Mr. Wilson served in a variety of positions with the Office of the Comptroller of the Currency (“OCC”) over the course of a 32-year career, including as Examiner-In-Charge (“EIC”) of two global banks and in a number of policy focused roles. In 2009, Mr. Wilson transitioned from Large Bank EIC into policy work, initially as Senior National Bank Examiner and co-chair of the OCC’s National Risk Committee. In 2010, he was appointed Deputy Comptroller for Credit and Market Risk. He then briefly served as Senior Deputy Comptroller and Chief National Bank Examiner before returning to the field as an EIC. Mr. Wilson also has served as an independent consultant focusing on bank regulatory and risk strategy matters. He is also a member of the board of directors of KeyBank National Association.

Select Qualifications and Experience:

• Significant bank regulatory and risk strategy expertise, including providing advice and counsel to the Comptroller of the Currency, testifying before Congress, developing policy, and participating in regulatory rulemaking following the Dodd-Frank Act.

• Extensive experience and understanding of the financial services regulatory climate, including participating in the Financial Stability Oversight Council (“FSOC”), serving as the OCC representative on FSOC’s Systemic Risk Committee, and chairing the Federal Financial Institutions Examination Council Task Force on Supervision.

11

The Board of Directors and Its Committees

The Board of Directors and Its Committees

The Board is currently comprised of 12 independent directors and one member of management (Mr. Gorman). Four of our 12 independent directors have joined the Board since 2020. The median tenure of our current Board members is nine years.

Board Leadership Structure

Our Board is committed to independent Board leadership. The Board’s independent leadership and oversight responsibilities are realized through the guidance of our independent Lead Director, our independent Board committee chairs, and the full involvement of each of our independent directors. KeyCorp’s independent directors have elected Alexander M. Cutler as the Board’s independent Lead Director for 2023.

Among his specific responsibilities, the independent Lead Director:

•	presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors held after each regularly scheduled Board meeting;

•	serves as liaison between the Chairman and the independent directors;

•	approves Board meeting schedules as well as meeting materials and agendas for each full Board meeting and executive sessions of independent directors;

•	has the authority to call meetings of the independent directors or the full Board at any time;

•	participates in discussions with major shareholders regarding governance matters as part of KeyCorp’s proactive shareholder engagement;

•

is in frequent contact with the Chairman with respect to major issues and strategic opportunities before KeyCorp, and any significant actions contemplated by KeyCorp are discussed with the Lead Director at an early stage;

•	advises on the retention of independent consultants to the Board;

•	interviews all candidates for election to the Board;

•	oversees changes to the composition of Board committees;

•	assists the Board and management in assuring compliance with applicable securities laws and fiduciary duties to shareholders;

•	oversees initiatives to implement enhancements to KeyCorp’s governance policies, including the Corporate Governance Guidelines;

•	serves as a focal point for independent Committee Chairs, providing guidance, coordination, and advice for the committees;

•	together with the Chair of the Compensation and Organization Committee, facilitates the evaluation of the performance of KeyCorp’s Chief Executive Officer; and

•	is available for additional duties as they may arise.

The Lead Director seeks input from independent directors during executive sessions with respect to items to be included on the agenda for each Board meeting and provides feedback from the independent directors while engaging in the agenda-building process.

Each standing committee of the Board is chaired by an independent director and consists solely of independent directors. Our independent directors have extensive corporate governance and leadership experience, and many have significant public company experience. Five of our 12 independent directors are or have been chief executive officers of public companies.

Christopher M. Gorman is the Chairman and Chief Executive Officer of KeyCorp. The Board believes that KeyCorp has been and will continue to be well served by Mr. Gorman’s combined role as Chairman and Chief Executive Officer. Mr. Gorman’s combined leadership role allows him to set the overall tone and direction for KeyCorp, maintain consistency in the internal and external communication of our strategic and business priorities, and have primary responsibility for managing KeyCorp’s operations. Our many conversations between our directors and our shareholders regarding their views on Board leadership and independent oversight have confirmed our view that a strong, effective Lead Director, like Mr. Cutler, an independent Board, and independent key committees provide the independent leadership necessary to balance the combined Chairman and Chief Executive Officer role and, with the formal and informal mechanisms we have in place to facilitate the work of the Board and its committees, results in the Board effectiveness and efficiency that our shareholders expect.

12

The Board of Directors and Its Committees

The Board annually (or more often in the event that a new Chief Executive Officer is selected) evaluates KeyCorp’s leadership structure to assess whether it remains appropriate for and in the best interests of the Company, taking into account a variety of factors including KeyCorp’s size, the nature of its business, the regulatory framework in which it operates, and the leadership structure of its peers. We currently provide the Board with flexibility to separate or combine the roles of Chairman and Chief Executive Officer as it deems necessary from time to time in light of the Company’s needs at the time and the dynamic environment in which we operate. The Board continues to believe that a primary consideration for KeyCorp is that, as a large financial institution subject to significant regulation, KeyCorp must communicate swiftly and consistently with our stakeholders, including our regulators. We believe that KeyCorp’s unified leadership structure, with our Chairman and Chief Executive Officer speaking as a single voice on behalf of both the Board and management, enables decisive decision making and a steady hand in a rapidly changing market and regulatory environment.

Board Assessments

Our Board believes that a robust and constructive Board and committee evaluation process is an essential component of Board effectiveness. Each year, the Board conducts a comprehensive evaluation process, overseen by the Nominating and Corporate Governance Committee, of both its own effectiveness, as well as the effectiveness of each of its members and its Lead Director. Additionally, each of our committees conducts its own tailored evaluation. Below are further details on our assessment processes:

Annual Evaluation Processes

Board Assessment	g The Board Assessment Questionnaire is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all directors for their consideration, with topics including board oversight, meeting cadence and materials, and composition and structure.	g Responses to the Questionnaire inform a discussion, led by our Lead Director, during an executive session of the full Board.

Committee Assessments	g Each Committee Assessment Questionnaire is reviewed by its respective committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to each committee’s respective directors for completion, with topics including materials, access to management, and meeting tenor.	g Responses to the Questionnaire are used by each Committee Chair to lead a discussion during the next session of the committee.

Director Assessments	g The Director Assessment Questionnaire is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all directors for their completion, asking each director to rate his or her performance and identify areas of opportunity.

g Responses to the Questionnaire serve as a foundation for an individualized discussion of each director’s performance in an executive session of our Nominating and Corporate Governance Committee (which includes each of our Committee Chairs).

Lead Director Assessment	g The Lead Director Assessment is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all independent directors for their completion, to provide feedback on the Lead Director’s performance against the role’s specified responsibilities.	g Responses to the Questionnaire inform a discussion of our Board, with the Lead Director excused from participation, in connection with the annual appointment of a Lead Director.

Board and Committee Responsibilities

The Board delegates various responsibilities and authority to its five standing committees: Audit, Nominating and Corporate Governance, Compensation and Organization (the “Compensation Committee”), Risk, and Technology. The Board has also established an Executive Committee that serves the functions described on page 16 of this proxy statement. Each committee operates pursuant to a written charter. The committees regularly report on their activities and actions to the full Board. The Board, with the recommendation of the Nominating and Corporate Governance Committee and in consultation with the Lead Director, appoints the members of the committees, and has determined that each member of a standing committee is an independent director under New York Stock Exchange independence standards and KeyCorp’s Standards for Determining Independence of Directors.

13

The Board of Directors and Its Committees

The Board held seven meetings during 2023. At every regularly-scheduled Board meeting, the independent members of the Board met in executive session (i.e., without the Chairman or any other employee of KeyCorp present). The members of the Board attended, on average, approximately 97% of Board meetings and committee meetings held during 2023. No director attended less than 75% of the aggregate of (i) the total number of meetings held by the Board during the period for which he or she was a director and (ii) the total number of meetings held by all Board committees on which he or she served during such period. KeyCorp Board members are expected to attend the Annual Meeting of Shareholders, and all of our Board members standing for election at that time did so for the 2023 Annual Meeting of Shareholders.

The following describes the responsibilities and current membership of the standing committees of the Board and the number of times each committee met in 2023.

Audit Committee

Chair: Richard J. Hipple Other Members: H. James Dallas Ruth Ann M. Gillis Devina A. Rankin Number of Meetings in 2023: 14

Primary Responsibilities

• Oversees the development of, and reviews, the financial information provided to KeyCorp’s shareholders

• Is directly responsible for the appointment, retention, and oversight of our independent auditor, oversees the audit fees negotiations with our independent auditor, and has sole authority to approve audit fees

• Has responsibility over all KeyCorp internal audit and credit risk review functions, financial reporting, legal matters, and fraud risk

• Oversees any material examinations of KeyCorp and its affiliates conducted by federal, state, or other authorities, and may supervise and direct any other special projects or investigations the committee deems necessary

• Together with the Risk Committee, oversees and reviews our allowance for loan and lease losses methodology and monitors operational risk (including cybersecurity), and

• Serves as the audit committee for KeyCorp’s subsidiary, KeyBank National Association.

Independence

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Section 303A.02 of the New York Stock Exchange’s listing standards and are financially literate as established in such listing standards.

Audit Committee Financial Experts

The Board of Directors has determined that Mr. Hipple, Ms. Gillis, and Ms. Rankin each qualify as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

Nominating and Corporate Governance Committee

Chair: Alexander M. Cutler Other Members: H. James Dallas Elizabeth R. Gile Carlton L. Highsmith Richard J. Hipple Barbara R. Snyder Number of Meetings in 2023: 7

Primary Responsibilities

• Recommends to the Board nominees to stand for election as directors and oversees the review of director independence and related party transactions

• Oversees the annual Board self-assessment process (including individual director self-assessments and the evaluation of the Lead Director)

• Oversees corporate governance matters generally, including KeyCorp’s policies and practices on significant issues of corporate social responsibility, such as sustainability matters and annual review of charitable and political contributions

• Oversees and reviews KeyCorp’s directors’ and officers’ liability insurance program

• Supports the Compensation and Risk Committees by facilitating a meeting of all independent Board committee Chairs to discuss the linkage between enterprise risk and compensation at KeyCorp, and

• With the aid of market data, annually reviews and recommends to the Board a director compensation program that may include equity-based incentive compensation (no executive officer of KeyCorp has any role in determining the amount of director compensation, although the committee may seek assistance from our executive officers in designing equity compensation programs for directors).

14

The Board of Directors and Its Committees

Compensation and Organization Committee

Chair: Barbara R. Snyder Other Members: Alexander M. Cutler Richard J. Tobin Todd J. Vasos Number of Meetings in 2023: 8

Primary Responsibilities

• Supports KeyCorp’s efforts to attract, retain, motivate, develop, and reward our people so that we can achieve our business objectives

• Oversees the compensation of our senior executives, certain of our compensation programs, and our talent management and organizational development processes

• Evaluates the competitiveness of our compensation programs and assesses the effectiveness of our succession planning, leadership development, and strategic hiring objectives

• Approves the performance goals, performance objectives, and the compensation of our Chief Executive Officer and other senior executives and evaluates their performance relative to those goals and objectives

• Establishes our overall compensation philosophy and oversees the implementation of this philosophy as it relates to our incentive compensation arrangements, including through approval of our incentive compensation policy

• Enforces the compensation clawback policies and oversees compliance with share ownership guidelines

• Appoints, directs, and oversees its independent advisors and performs additional duties described in its Charter, and

• May delegate its authority to a subcommittee of its members and may allow limited delegations to management.

Independence

The Board of Directors has determined that all members of the Compensation Committee are “independent” as that term is defined in Section 303A.02 of the New York Stock Exchange’s listing standards and meet the heightened independence standards required of Compensation Committee members by the New York Stock Exchange.

Further discussion of the Compensation Committee can be found beginning on page 25 of this proxy statement under the heading “Compensation Discussion and Analysis.”

Risk Committee

Chair: Elizabeth R. Gile Other Members: Robin N. Hayes Carlton L. Highsmith David K. Wilson Number of Meetings in 2023: 8

Primary Responsibilities

• Assists the Board with strategies, policies, procedures, and practices relating to the assessment and management of KeyCorp’s enterprise-wide risks, including credit risk, market risk, liquidity risk, compliance risk, operational risk (including cybersecurity), and other risks, including climate and other environmental, social, and governance (“ESG”) risks

• Plays a crucial role in overseeing KeyCorp’s capital adequacy and compliance with regulatory capital requirements

• Reviews and approves KeyCorp’s capital plan and recommends share repurchase authorizations to the Board consistent with approved capital plans

• May exercise such authority as the Board delegates in connection with the authorization, sale, and issuance by KeyCorp of debt and other equity securities, and

• Together with the Audit Committee, oversees and reviews our allowance for loan and lease losses methodology.

15

The Board of Directors and Its Committees

Technology Committee

Chair: H. James Dallas Other Members: Ruth Ann M. Gillis Robin N. Hayes Devina A. Rankin Richard J. Tobin Todd J. Vasos Number of Meetings in 2023: 5

Primary Responsibilities

• Reviews and approves KeyCorp’s technology planning and strategy including investments related to cybersecurity and reviews significant technology investments and expenditures

• Monitors and evaluates existing and future trends in technology that may affect KeyCorp’s strategic plans or competitive position, including monitoring of overall industry trends

• Provides oversight of management’s activities relating to technology strategy, performance, and innovation and monitors KeyCorp’s innovation and technology acquisition process and systems in place designed to achieve successful innovation

• Reviews strategic IT projects with business and IT personnel to understand the functionality, business benefits, and user/customer adoption, and

• Reports to the Risk Committee on risk management issues associated with the technology strategic investment plan and major technology vendor relationships.

The Board also has an Executive Committee, comprised of Mr. Gorman (Chair), Mr. Cutler, Mr. Hipple, and Ms. Snyder, which may exercise the authority of the Board, to the extent permitted by law, on any matter requiring Board or committee action between Board or committee meetings. The Executive Committee did not hold any meetings in 2023.

Board Oversight of Risk

Our Board leadership and committee structure supports the Board’s risk oversight function. Generally, each Board committee oversees the following risks:

•

The Risk Committee has primary oversight responsibility for enterprise-wide risk at KeyCorp, including credit risk, market risk, liquidity risk, compliance risk, operational risk (including cybersecurity), as well as reputational and strategic risks and climate and other ESG risks, and oversight of the actions taken to mitigate these risks.

•	The Audit Committee has primary oversight responsibility for internal audit, financial reporting, legal matters, and fraud risk.

•	The Compensation Committee has primary oversight responsibility for risks related to our compensation policies and practices, as well as talent and leadership development and succession planning.

•	The Nominating and Corporate Governance Committee has primary oversight responsibility for significant issues of corporate social responsibility, such as ESG and sustainability matters.

•

The Technology Committee provides additional oversight of management’s activities related to KeyCorp’s technology strategic investment plan, cybersecurity investments, and major technology vendor relationships.

The Audit and Risk Committees jointly oversee and review the allowance for loan and lease losses methodology and monitor operational risk (including cybersecurity). The committees receive, review, and evaluate management reports on risk for their areas of risk oversight. At each Board meeting, the Chair of each Board committee reports to the full Board on risk oversight issues.

Our Board structure enables the Board to exercise vigorous oversight of key issues relating to management development, succession and compensation, compliance and integrity, corporate governance and ESG, cybersecurity, and company strategy and risk. With respect to risk, the Board oversees that KeyCorp’s risks are managed in a manner that is effective and balanced and adds value for KeyCorp’s shareholders. The Board understands KeyCorp’s risk philosophy, approves KeyCorp’s risk appetite, inquires about risk practices, reviews the portfolio of risks, compares actual risks to the risk appetite, and is apprised of significant risks, both current and emerging, and determines whether management is responding appropriately. With respect to risk and other areas that it oversees, the Board challenges management and promotes accountability.

KeyCorp has formed a senior level management committee, the Enterprise Risk Management Committee (“ERM Committee”), consisting of Mr. Gorman and other senior officers at KeyCorp, including KeyCorp’s Chief Risk Officer. The ERM Committee meets weekly and is central to ensuring that the corporate risk profile is managed in a manner consistent with KeyCorp’s risk appetite. The ERM Committee is also responsible for implementation of KeyCorp’s Enterprise Risk Management Policy, encompassing our risk philosophy, policy framework, and governance structure for the management of risks across the entire company. The Risk Committee of the Board oversees KeyCorp’s risk management program, including the ERM Committee. The Board approves the Enterprise Risk Management Policy and sets the overall level of risk KeyCorp is willing to accept and manage in pursuit of its strategic objectives.

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The Board of Directors and Its Committees

Oversight of Compensation-Related Risks

KeyCorp’s compensation program is designed to offer competitive pay for performance, aligned with KeyCorp’s short- and long-term business strategies, approved risk appetite and defined risk tolerances, and shareholders’ interests. Reviews of KeyCorp’s compensation plans by the Compensation Committee and KeyCorp management did not identify any plan that was reasonably likely to have a material adverse impact on KeyCorp or that would incentivize excessive risk-taking. The Compensation Committee also reviewed KeyCorp’s compensation plans to monitor compliance with KeyCorp’s risk management tolerances and safety and soundness requirements.

KeyCorp has a well-developed governance structure for its incentive compensation programs, including roles for the Board of Directors, senior management, lines of business, and control functions. The Board oversees KeyCorp’s incentive compensation programs, primarily through the Compensation Committee, with additional input and guidance from its Nominating and Corporate Governance, Risk, and Audit Committees. In addition to directly approving compensation decisions for senior executives, the Compensation Committee also approves KeyCorp’s overall Incentive Compensation Policy and Program so that KeyCorp’s incentive compensation practices remain in alignment with KeyCorp’s risk management practices. KeyCorp’s Incentive Compensation Policy and Program are intended to enhance KeyCorp’s risk management practices by rewarding appropriate risk-based performance.

We maintain a detailed and effective strategy for implementing and executing incentive compensation arrangements that provide balanced risk-taking incentives. KeyCorp’s incentive compensation arrangements are designed, monitored, administered, and tested by a multidisciplinary team drawn from various areas of KeyCorp, including Risk Management. This team is charged with seeing that our incentive compensation arrangements align with risk management practices and support the safety and soundness of the organization. From initial plan design to individual awards, KeyCorp’s program incorporates sound compensation principles and risk-balancing at every stage of the incentive compensation process, including:

•	the identification of employees who have the ability to influence or control material risk;

•	the use of risk-balancing mechanisms across all incentive plans that take into account the primary risks associated with employee roles;

•	the deferral of incentive compensation to balance risk and align an employee’s individual interests with KeyCorp’s future success and safety and soundness;

•

the development of clawback policies and procedures to recoup certain incentive compensation paid to employees in the event of certain risk-based events or as otherwise required by law, rule, or regulation; and

•

the annual assessment of risk-balancing features, the degree to which selective plan design features affect risk-taking, the alignment of incentive metrics with business objectives, the overall competitiveness of the pay opportunity, the participation of control functions, and the effectiveness of monitoring and administration of the plans.

Corporate Responsibility and Sustainability

The Nominating and Corporate Governance Committee of the Board oversees KeyCorp’s policies and practices on significant issues pertaining to corporate responsibility and sustainability. Oversight of these matters is an important part of the Board’s work. In 2023, Board members participated in director education sessions and committee updates focused on climate risk and fair and responsible banking and engaged throughout the year on several corporate responsibility topics, including, among others: climate change; climate risk management; diversity, equity, and inclusion; investing in our team members; data privacy and security; community investment; and consumer practices.

Select 2023 Highlights

•	We have made significant progress toward our commitment to finance or facilitate $38 billion to address climate change and support green initiatives, deploying nearly $5 billion of capital in 2023.

•	Completed an initial assessment of scope 3 financed emissions.

•	Implemented an Environmental and Social Risk Management Policy and made continued progress on our climate risk workstreams, including scenario analysis and reporting.

•

As a founding member of the White House’s Economic Opportunity Coalition, Key placed $50 million in deposits with six Community Development Financial Institutions and Minority Deposit Institutions, including Native American institutions and Black-owned banks.

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The Board of Directors and Its Committees

•

Introduced several products and services to empower our clients on their financial wellness journeys. This included multiple programs to support our clients on their path to homeownership and home improvement, including the KeyBank Neighbors First Credit, Key Opportunities Home Equity Loan, and KeyBank Home Buyer Credit. In 2023, the programs served more than 540 clients, and funded $1.8 million in homebuyer grants and $8.8 million in Key Opportunities Home Equity loans.

•

Since 2021, our focus on attracting, developing, and retaining diverse talent has resulted in a 32% rate of increase in senior leadership representation for people of color and a 13% rate of increase for women.

•

Since 2017, we have delivered more than $37 billion in investments and lending related to affordable housing, residential and small business lending in low- and-moderate income communities, and transformative philanthropy.

Corporate Responsibility and Sustainability Strategy

Key is committed to addressing the topics that are most relevant to our business and our stakeholders. We periodically adjust our approach to remain current with stakeholder expectations, trends, and our business strategy. In late 2021, we conducted a focus assessment to identify and align on the most relevant corporate responsibility and sustainability priorities, refresh our strategy, and drive action. The process considered inputs from both internal and external stakeholders to ensure their insights were reflected in our focus areas.

Working with a leading global consultant, we identified an initial set of 30 topics based on sustainability reporting frameworks and ESG rating and ranking criteria. That list was then refined to 11 issues topics for review and validation across the enterprise. Our leadership team was engaged through a series of internal interviews to prioritize the issues topics based on their importance to our external stakeholders and their influence on our business success. From the list of 11, four priorities were identified as differentiators for Key.

Corporate Responsibility and Sustainability Priorities

We remain steadfast in managing the resulting risks and opportunities associated with each of these focus areas.

Corporate Responsibility and Sustainability Reporting

Key consistently seeks to enhance our transparency through disclosures in response to the perspectives of our shareholders and other stakeholders. We monitor the evolving disclosure landscape and evaluate which frameworks best address our stakeholders’ interest. Throughout 2023, we continued reporting on important corporate responsibility and sustainability topics through our annual ESG Report. We also published our third Task Force on Climate-Related Financial Disclosures (“TCFD”) report, which details Key’s commitment to both further reducing its environmental footprint and continuing to enable stakeholders in efforts to do the same. The “Climate Change Risks & Opportunities” report, along with our CDP response, outlines KeyCorp’s approach to managing climate-related risks and opportunities in the areas of governance, strategy, risk management, and metrics and targets. Further, we again published our Sustainability Accounting Standards Board (“SASB”) Index and continued the practice of aligning with the Global Reporting Initiative (“GRI”). The ESG Reporting page on our website provides links to numerous KeyCorp disclosures, including the ESG and TCFD reports, Pay Equity Commitment, CDP Response, GRI and SASB indices, and a link to Key’s EEO-1 Consolidated Report.

Director Independence

The Board of Directors has determined that all members of the Board of Directors (i.e., Mss. Gile, Gillis, Rankin, and Snyder, and Messrs. Cutler, Dallas, Hayes, Highsmith, Hipple, Tobin, Vasos, and Wilson), other than Mr. Gorman, are independent directors and independent for purposes of the committees on which they serve. These determinations were made after reviewing the relationship of these individuals to KeyCorp in light of KeyCorp’s Standards for Determining Independence of Directors and the independence requirements of the New York Stock Exchange.

To determine the independence of the members of the Board, the Board considered certain transactions, relationships, or arrangements between those directors, their immediate family members, or their affiliated entities, on the one hand, and KeyCorp or one or more of its subsidiaries, on the other hand. Certain directors, their respective immediate family members, and/or affiliated entities have banking relationships with Key, such as consumer banking products or credit relationships, and/or receive wealth management services.

18

The Board of Directors and Its Committees

The Board determined that all of these transactions, relationships, or arrangements were made in the ordinary course of business, were made on terms comparable to those that could be obtained in arms’ length dealings with an unrelated third party, were not criticized or classified, non-accrual, past due, restructured or a potential problem, complied with applicable banking laws, were immaterial, and did not otherwise impair any director’s independence. Additionally, during the last three fiscal years, there were no transactions between KeyCorp and any affiliated entities of the directors under which payments made or received exceeded 1% of the consolidated gross revenue of either KeyCorp, on the one hand, or the affiliated entity, on the other hand.

Related Party Transactions

Any transaction, relationship, or arrangement with KeyCorp or its subsidiaries in which a KeyCorp director, executive officer, or other related person has a direct or indirect material interest is subject to KeyCorp’s Policy for Review of Transactions between KeyCorp and its Directors, Executive Officers, and Other Related Persons. The Nominating and Corporate Governance Committee is responsible for applying the policy and uses the following factors identified in the policy in making its determinations:

•	whether the transaction conforms to KeyCorp’s Code of Business Conduct and Ethics and Corporate Governance Guidelines and is in KeyCorp’s best interests;

•	whether the transaction is entered into in the ordinary course of KeyCorp’s business;

•	whether the terms of the transaction are comparable to terms that could be obtained in arms’ length dealings with an unrelated third party;

•	whether the transaction must be disclosed under Item 404 of Regulation S-K under the Exchange Act; and

•	whether the transaction could call into question the independence of any of KeyCorp’s non-employee directors.

The policy provides exceptions for certain transactions, including those available to all KeyCorp employees generally, those involving compensation or indemnification of executive officers or directors authorized by the Board of Directors or one of its committees, those involving the reimbursement of routine business expenses, and those occurring in the ordinary course of business.

Banking and Credit Transactions with KeyCorp Executive Officers and Directors

From time to time during 2023, many of our directors and executive officers and some of their immediate family members and affiliated entities had deposit or credit relationships with or received investment or wealth management services from KeyBank National Association (“KeyBank”) or other KeyCorp subsidiaries in the ordinary course of business. Additional transactions and banking relationships may continue in the future.

All credit relationships with our directors, executive officers, and other related persons were made in the ordinary course of business on substantially the same terms, including interest rate and collateral terms, as those prevailing at the time for comparable transactions with unrelated third parties and did not present heightened risks of collectability or other unfavorable features to KeyCorp or its subsidiaries.

Additionally, loans and extensions of credit by KeyBank to our directors, executive officers, and their related interests were made in compliance with Regulation O under federal banking law and KeyBank’s related policies and procedures. In addition to satisfying the standard set forth in the preceding paragraph, our Regulation O policies and procedures require that:

•	the amount of credit extended does not exceed individual and aggregate lending limits, depending upon the identity of the borrower and the nature of the loan; and

•	any extension of credit in excess of $500,000 be approved by the Board of Directors of KeyBank.

Shareholder Engagement

In order for management and the Board to better understand and consider shareholders’ perspectives, we regularly communicate with our shareholders, including to solicit and discuss their views on governance, executive compensation, and other matters. We believe our regular engagement has been productive and provides an open exchange of ideas and perspectives for both the Company and our shareholders.

Throughout 2023, members of management and our independent Lead Director participated in discussions with a number of institutional shareholders, including many of our largest shareholders. Overall, participating investors expressed support for

19

The Board of Directors and Its Committees

the Company’s governance and compensation practices. Feedback received during these meetings was presented to and discussed by the Nominating and Corporate Governance Committee, Compensation Committee, and, as appropriate, other Board committees and the entire Board.

After considering feedback received from shareholders in recent years, we:

•	amended the Regulations to reduce the ownership threshold required to call a special meeting of shareholders from 25% to 15%;

•	amended our Regulations to adopt a meaningful proxy access right for shareholders;

•	formalized additional responsibilities for the independent Lead Director and added disclosure about the Lead Director’s activities (see page 12 of this proxy statement);

•	formalized an annual evaluation of the Lead Director and incorporated the evaluation process in our Corporate Governance Guidelines;

•	increased our disclosure with respect to our political spending and activity; and

•	enhanced our public disclosures regarding corporate responsibility and sustainability matters, including climate, employee diversity (including KeyCorp’s EEO-1 Consolidated Report), and pay equity.

In addition, our Chief Executive Officer, Chief Financial Officer, Director of Investor Relations, and other members of our senior management team receive regular feedback from the investment community—through ongoing communication, on- and off-site investor visits, meetings, and conferences—regarding our strategy, financial results, and other topics of interest, and regularly brief our Board on this feedback.

Director Education

Throughout the year, our directors participate in continuing education activities and receive educational materials on a wide variety of topics (including corporate governance, corporate responsibility and sustainability, the financial services industry, cybersecurity, executive compensation, risk management, finance, and accounting). Annually, the Board holds director education sessions focusing on topics suggested by the directors, including through feedback obtained in connection with our Board Assessment processes, at a meeting of the Board and its committees. From time to time, our directors may also attend seminars and other educational programs at KeyCorp’s expense. These educational opportunities provide our directors with timely updates on best practices among our peers and in the general marketplace and further supplement our directors’ significant business and leadership experiences.

Communication with the Board

Interested parties may submit comments about KeyCorp to the directors, including to the lead director or the independent directors as a group, in writing at KeyCorp’s headquarters at 127 Public Square, Cleveland, Ohio 44114. Correspondence should be addressed to “Lead Director, KeyCorp Board of Directors, care of the Secretary of KeyCorp” and marked “Confidential.”

Interested parties wishing to communicate with the Audit Committee regarding accounting, internal accounting controls, or auditing matters may directly contact the Audit Committee by mailing a statement of their comments and views to KeyCorp at its corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. Such correspondence should be addressed to “Chair, Audit Committee, KeyCorp Board of Directors, care of the Secretary of KeyCorp” and should be marked “Confidential.”

20

Corporate Governance Documents

Corporate Governance Documents

The KeyCorp Board of Directors’ Committee Charters, KeyCorp’s Standards for Determining Independence of Directors, KeyCorp’s Policy for Review of Transactions between KeyCorp and its Directors, Executive Officers, and Other Related Persons, as well as the documents listed below, are available at www.key.com/ir under the “ESG Information” tab or elsewhere on KeyCorp’s website. Copies of these documents will be delivered, free of charge, to any shareholder who contacts KeyCorp’s Investor Relations Department at (216) 689-4221.

Corporate Governance Guidelines

The Board has adopted written Corporate Governance Guidelines (the “Guidelines”) that detail the Board’s corporate governance duties and responsibilities, many of which are described herein. The Guidelines take into consideration, and are reviewed annually and updated periodically to reflect, best practices in corporate governance and applicable laws and regulations. The Guidelines address a number of matters applicable to directors (such as director qualification standards and independence requirements, share ownership guidelines, and succession planning and management) and management (such as share ownership guidelines for management and procedures for the annual evaluation of our Chief Executive Officer).

Code of Business Conduct and Ethics

We are committed to the highest standards of ethical integrity. Accordingly, the Board of Directors has adopted a Code of Business Conduct and Ethics for all of KeyCorp’s (and its subsidiaries’) employees, officers, and directors, which was last amended in September 2023. We will promptly disclose any waiver or amendment to our Code of Business Conduct and Ethics for our executive officers or directors on our website. Our Code of Business Conduct and Ethics ensures that each employee, officer, and director understands the basic principles that govern our corporate conduct and our core values of Teamwork, Respect, Accountability, Integrity, and Leadership.

Statements of Political Activity

An important part of our commitment to our community includes active participation in the political and public policy process that impacts the lives of our customers, shareholders, and business. As a large financial institution, our business is highly regulated at the federal, state, and local levels. We believe it is critically important to take a constructive role in the political process that will shape the future of business, our industry, and our community.

The Nominating and Corporate Governance Committee of the Board meets annually with a member of KeyCorp’s Government Relations team to review KeyCorp’s policies and practices regarding political contributions. Policies and practices reviewed by the Nominating and Corporate Governance Committee include KeyCorp’s policies regarding doing business with public entities, the Government Relations pre-approval process for ballot issue support, and the KeyCorp Advocates Fund (political action committee) annual report. Statements of our political activities, including our political contributions, are made available to our shareholders semi-annually on our website.

Corporate Responsibility and Sustainability Reports

The Nominating and Corporate Governance Committee of the Board oversees KeyCorp’s policies and practices on significant issues pertaining to corporate responsibility and sustainability. Detailed information regarding KeyCorp’s (and its subsidiaries’) and the KeyBank Foundation’s corporate responsibility priorities and progress can be found in our annual ESG Report, as well as an update on our diversity, equity, and inclusion efforts. We use the GRI and SASB frameworks to provide transparent disclosure of KeyCorp’s most significant areas of impact in a manner comparable with peers and industry benchmarks.

KeyCorp also issues an annual TCFD report, which details Key’s commitment to both further reducing its environmental footprint and continuing to enable stakeholders in efforts to do the same. The “Climate Change Risks & Opportunities” report outlines KeyCorp’s approach to managing climate-related risks and opportunities in the areas of governance, strategy, risk management, and metrics and targets. In addition, KeyCorp publicly discloses its EEO-1 Consolidated Report.

21

Ownership of KeyCorp Equity Securities

Ownership of KeyCorp Equity Securities

The following table reports the number of KeyCorp equity securities that were beneficially owned by the directors and director nominees of KeyCorp, the Named Executive Officers, and all directors and executive officers of KeyCorp as a group, and each person reported to us to beneficially own more than 5% of our common shares. Beneficially-owned KeyCorp equity securities include directly or indirectly owned KeyCorp common shares and any KeyCorp common shares that could be acquired within 60 days of the record date through the exercise of an option or through the vesting or distribution of deferred shares. The column “Other Deferred Shares Owned” reports the number of deferred shares owned that will not vest or be distributed within 60 days of the record date.

This information is provided as of the record date, March 15, 2024.

Name	Common Shares	Options (1)	Deferred Shares (2)(3)(4)	Total Beneficial Ownership (5)	Total Beneficial Ownership as a % of Outstanding Common Shares (6)	Other Deferred Shares Owned (2)(3)(4)	Combined Beneficial Ownership and Other Deferred Shares Owned (5)
Amy G. Brady	111,327	195,541	—	306,868	—	67,387	374,255
Alexander M. Cutler	273,652	—	—	273,652	—	47,243	320,895
H. James Dallas	122,110	—	15,386	137,497	—	—	137,497
Elizabeth R. Gile	36,767	—	—	36,767	—	102,051	138,819
Ruth Ann M. Gillis	168,361	—	—	168,361	—	45,385	213,746
Christopher M. Gorman	1,118,038	671,221	—	1,789,259	—	380,291	2,169,551
Robin N. Hayes	11,216	—	15,386	26,603	—	14,186	40,789
Carlton L. Highsmith	53,577	—	15,386	68,964	—	—	68,964
Richard J. Hipple	82,029	—	15,386	97,415	—	—	97,415
Clark H. I. Khayat	112,374	82,163	25,725	220,262	—	57,647	277,909
Donald R. Kimble (7)	483,395	344,589	—	827,984	—	204,426	1,032,409
Angela G. Mago	234,582	282,939	—	517,521	—	86,541	604,062
Andrew J. “Randy” Paine III	406,499	419,467	—	825,966	—	149,337	975,303
Devina A. Rankin	10,000	—	3,241	13,241	—	41,287	54,528
Barbara R. Snyder	26,474	—	8,108	34,582	—	185,734	220,317
Richard J. Tobin	—	—	—	—	—	39,393	39,393
Todd J. Vasos	12,786	—	—	12,786	—	49,305	62,092
David K. Wilson	40,806	—	—	40,806	—	53,285	94,091
All directors and executive officers as a group (26 persons) (5)	3,824,961	2,334,095	98,620	6,257,676	—	2,080,605	8,338,281
The Vanguard Group (8)	109,871,973	—	—	109,871,973	11.74%
BlackRock, Inc. (9)	95,884,153	—	—	95,884,153	10.20%
State Street Corporation (10)	48,576,105	—	—	48,576,105	5.19%

(1)	This column includes options (including in-the-money and out-of-the-money options) to acquire KeyCorp common shares exercisable on or within 60 days of March 15, 2024.

(2)

Deferred shares issued under the prior KeyCorp Directors’ Deferred Share Plan or the current Directors’ Deferred Share Sub-Plan to the KeyCorp Amended and Restated 2019 Equity Compensation Plan (the “Directors’ Deferred Share Sub-Plan”) are payable three years from their award date, one-half in cash and one-half in common shares, or immediately if a director separates from the Board for any reason prior to the third anniversary of the award. A director may elect to defer the payment of all or some of his or her deferred shares beyond the third anniversary of the award date (“Further Deferred Shares”). In that case, the Further Deferred Shares will be distributed entirely in common shares on (and only on) the deferral date selected by the director. Deferred shares payable in common shares (other than Further Deferred Shares) are included in the column “Deferred Shares” because they may be distributed to the director as

22

Ownership of KeyCorp Equity Securities

common shares immediately upon separation from the Board. Further Deferred Shares, and directors’ fees that have been deferred under the Directors’ Deferred Share Sub-Plan or, previously, the KeyCorp Second Directors’ Deferred Compensation Plan, are included in the column “Other Deferred Shares Owned” because they are only payable on the deferral date selected by the director, which is not on or within 60 days of March 15, 2024, for any director. Deferred shares payable in cash are not reflected in this table. For more information, please see “Directors’ Compensation” on page 65 of this proxy statement.

(3)

The column “Deferred Shares” includes deferred shares, performance units, and restricted stock units held by executive officers that will be payable in KeyCorp common shares on or within 60 days of March 15, 2024. Deferred shares, performance units, and restricted stock units payable in common shares to executive officers, but not on or within 60 days of March 15, 2024, are reported in the column “Other Deferred Shares Owned.” Performance units are subject to vesting based on the achievement of certain performance goals, as discussed in the Compensation Discussion and Analysis beginning on page 25 of this proxy statement. The number of performance units set forth in these columns reflects a “target” amount of performance units determined for each executive officer on the grant date. The number of performance units that ultimately vest as common shares for each executive officer may be higher or lower depending upon actual performance relative to the performance goals at the end of the measurement period.

(4)

Deferred shares, performance units, and restricted stock units payable in common shares do not have common share voting rights or investment power until the shares or units have been distributed as common shares in accordance with the plan or agreement under which they were granted or awarded.

(5)	Totals may not foot due to rounding.

(6)

No director, director nominee, or executive officer beneficially owns (and collectively all 26 directors and executive officers do not beneficially own) common shares, options, and deferred shares, performance units, and restricted stock units payable in common shares or exercisable on or within 60 days of March 15, 2024, totaling more than 1% of the outstanding common shares of KeyCorp. The percentages set forth in this column for the holders of more than 5% of our common shares are based on the number of shares reported by each such holder to the Securities and Exchange Commission on Schedules 13G/A, as discussed below.

(7)

Donald R. Kimble, former Vice Chairman, Chief Administrative Officer, and Chief Financial Officer, retired as Chief Financial Officer, effective March 16, 2023, and as Vice Chairman and Chief Administrative Officer, effective May 1, 2023. The reported number of common shares held by Mr. Kimble is based on our records as of Mr. Kimble’s date of retirement on May 1, 2023, and does not take into account any transactions that may have occurred after such date.

(8)

Based solely upon information contained in the Schedule 13G/A filed by The Vanguard Group, Inc. (“Vanguard”) with the Securities and Exchange Commission on February 13, 2024. Vanguard reported that it owned beneficially 109,871,973 common shares, held sole power to dispose or to direct the disposition of 105,672,257 common shares, held shared voting power over 1,254,641 common shares, and held shared power to dispose or to direct the disposition of 4,199,716 common shares. The reported address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(9)

Based solely upon information contained in the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”), for itself and on behalf of various subsidiaries identified therein, with the Securities and Exchange Commission on January 24, 2024. BlackRock reported that it owned beneficially 95,884,153 common shares, held sole power to dispose or to direct the disposition of 95,884,153 common shares, and held sole power to vote or direct the voting power over 87,264,987 common shares. Each of the following entities has been identified by BlackRock as a direct or indirect subsidiary that beneficially owns KeyCorp common shares: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., iShares (DE) I Investmentaktiengesellschaft mit Teilgesellsc, BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd. The reported address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(10)

Based solely upon information contained in the Schedule 13G/A filed by State Street Corporation (“State Street”), for itself and on behalf of various subsidiaries identified therein, with the Securities and Exchange Commission on January 29, 2024. State Street reported that it owned beneficially 48,576,105 common shares, held shared voting power over 5,547,833 common shares, and held shared power to dispose or to direct the disposition of 48,509,278 common shares. Each of the following entities has been identified by State Street as a direct or indirect subsidiary that beneficially owns KeyCorp common shares: State Street Bank and Trust Company, SSGA Funds Management, Inc., State Street Global Advisors Europe Limited, State Street Global Advisors Limited, State Street Global Advisors Trust Company, State Street Global Advisors, Australia Limited, State Street Global Advisors (Japan) Co., LTD., State Street Global Advisors Asia Limited, State Street Global Advisors, LTD., and State Street Global Advisors Singapore Limited. The reported address of State Street is One Congress Street, Boston, MA 02114.

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Ownership of KeyCorp Equity Securities

Executive Officer and Director Equity Ownership Guidelines

KeyCorp’s Corporate Governance Guidelines state that, by the fifth anniversary of his or her initial election to the Board or as an officer of KeyCorp: (i) each non-employee director should own KeyCorp equity securities with a value at least equal to five times KeyCorp’s non-employee director annual retainer, including at least 1,000 directly-owned KeyCorp common shares; (ii) the Chief Executive Officer should own KeyCorp equity securities with a value at least equal to six times his or her base salary, including at least 10,000 directly-owned KeyCorp common shares; (iii) the senior executives who are members of KeyCorp’s Management Committee should own KeyCorp equity securities with a value at least equal to three times his or her base salary, including at least 5,000 directly-owned KeyCorp common shares; and (iv) other senior executives should own KeyCorp equity securities with a value at least equal to two times his or her base salary, including at least 2,500 directly-owned KeyCorp common shares. For more information regarding stock ownership guidelines for our executive officers, please see our Compensation Discussion and Analysis beginning on page 25 of this proxy statement.

Policy Restricting Hedging, Pledging and Speculative Trading of KeyCorp Securities

KeyCorp has determined that there may be a heightened legal risk and/or the appearance of improper or inappropriate conduct if our officers, directors, or employees engage in certain speculative transactions involving KeyCorp securities. Therefore, our insider trading policy prohibits our officers, directors, and all employees from engaging in hedging transactions with respect to KeyCorp securities (whether those securities are obtained through our employee benefit programs or otherwise or held directly or indirectly). For this purpose, hedging is considered to include, but not be limited to, the use of prepaid variable forwards, equity swaps, collars, and exchange funds. The KeyCorp insider trading policy also prohibits our officers, directors, and all employees from pledging KeyCorp securities as collateral for margin purchases or loans and from engaging in short sales with respect to KeyCorp securities.

Equity Compensation Plan Information

KeyCorp is authorized to issue its common shares under the KeyCorp Amended and Restated 2019 Equity Compensation Plan (the “Equity Plan”) and the KeyCorp Second Amended and Restated Discounted Stock Purchase Plan (the “DSP Plan”). KeyCorp is no longer authorized to issue its common shares under, but still has awards outstanding under: (i) the KeyCorp 2013 Equity Compensation Plan (the “2013 Plan”); (ii) the KeyCorp 2010 Equity Compensation Plan (the “2010 Plan”); (iii) the KeyCorp Deferred Equity Allocation Plan; and (iv) the KeyCorp Directors’ Deferred Share Plan.

Shareholders approved the Equity Plan at the 2023 Annual Meeting of Shareholders. At December 31, 2023, 42,362,938 common shares remained available for future issuance under the Equity Plan. Shareholders originally approved the DSP Plan in 2003 and, most recently, approved an amendment and restatement in 2021. At December 31, 2023, 2,627,472 common shares remained available for future issuance under the DSP Plan.

The following table provides information about KeyCorp’s equity compensation plans as of December 31, 2023:

	(a)	(b)	(c)

Plan Category	Securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)(2)

Equity compensation plans approved by security holders (1)	4,859,453	18.28	44,990,410

Equity compensation plans not approved by security holders	—	—	—

Total	4,859,453	18.28	44,990,410

(1)

The table does not include 21,072,521 unvested shares of time-lapsed and performance-based restricted stock units awarded under the Equity Plan, the 2013 Plan, and the 2010 Plan. These unvested restricted stock units were issued when awarded and consequently are included in KeyCorp’s common shares outstanding.

(2)

The Compensation Committee of the Board has determined that KeyCorp may not grant options to purchase KeyCorp common shares, shares of restricted stock, or other share grants under its long-term compensation plans in an amount that exceeds six percent of KeyCorp’s outstanding common shares in any rolling three-year period.

More information about these awards can be found in Note 17 (“Stock-Based Compensation”) to the Consolidated Financial Statements beginning on page 160 of our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), which was filed with the Securities and Exchange Commission on February 22, 2024.

24

Compensation Discussion and Analysis

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information regarding the compensation of our executive officers.

The contents of the Compensation Discussion and Analysis are organized as follows:

Objectives of Our Compensation Program	25
Overview of 2023 Performance	27
Elements of Our Pay Program	28

Total Pay of Our Named Executive Officers	36
Other Elements of Compensation	38
How We Make Pay Decisions	39

Objectives of Our Compensation Program

Our success depends on the ability to attract, retain, motivate, and develop our teammates. We provide competitive total rewards, including pay and benefits, that support these efforts. Competition for talent in our business is strong, and we increasingly compete for talent outside of the core financial services industry. We make investments to hire and retain the talented and diverse teammates we need to serve our customers and to deliver strong returns to our shareholders. Our total rewards support our efforts to create and sustain a culture that is inclusive and fair. Our compensation program is designed to reward employees based on performance, be informed by the market, discourage imprudent risk-taking, and align with the interests of our shareholders and the guidance of our regulators.

In consideration of these objectives, as well as our compensation philosophy and identified best practices described below, this Compensation Discussion and Analysis describes the pay of our “Named Executive Officers” (or “NEOs”) listed below:

Christopher M. Gorman	Angela G. Mago
Chairman and Chief Executive Officer	Chief Human Resources Officer (since November 17, 2023; formerly Head of Commercial Bank)

Clark Khayat	Amy G. Brady
Chief Financial Officer (since March 16, 2023; formerly Chief Strategy Officer)	Chief Information Officer

Andrew J. “Randy” Paine III	Donald R. Kimble
Head of Institutional Bank	Former Vice Chairman and Chief Administrative Officer (until May 1, 2023) and former Vice Chairman, Chief Administrative Officer, and Chief Financial Officer (until March 16, 2023)

Additional information on the compensation of our NEOs can be found in the 2023 Summary Compensation Table on page 45 of this proxy statement.

25

Compensation Discussion and Analysis

Compensation Philosophy

Our compensation philosophy is guided by the three principles set forth below. We apply these principles when we establish the design of our executive compensation program each year.

Our Principles	How They Were Applied in 2023

Pay decisions are based on Key’s performance, business unit performance, and individual performance—as assessed by our Chairman and Chief Executive Officer (our “CEO”) and the relevant committee of our Board (or, in the case of our CEO, by the Compensation Committee with input from the full Board);

We emphasize variable and performance-based compensation: 86% of the average target total pay opportunity for our NEOs (89% of our CEO’s total target total pay opportunity) is delivered as variable compensation, and 70% of the average target total pay opportunity for our NEOs (including our CEO) is delivered as performance-based compensation (See “2023 Average NEO Target Pay Mix” on page 28 of this proxy statement). As a result of this design, pay received by our NEOs for any given performance year may change significantly each year based on the achievement of our short- and long-term financial objectives and individual performance (see “Total Pay of our Named Executive Officers” beginning on page 36 of this proxy statement for information about NEO pay received for the 2023 performance year).

We provide competitive pay opportunities: Our pay programs consider, among other things, our performance, the pay practices of our peer group (see “Peer Group” beginning on page 39 of this proxy statement for more information), other financial and non-financial institutions and our distinctive business model. Our approach to pay allows us to attract, reward, and retain high-performing executives. See “Elements of Our Pay Program” beginning on page 28 of this proxy statement for more information.

We deliver pay in a way that balances short- and long-term financial performance objectives and aligns to long-term shareholder value creation; and

We require all executive officers to defer a significant portion of their annual compensation and subject it to risk adjustment: We require that a significant amount of each executive officer’s annual “total incentive” (the sum of the annual incentive paid and the value of long-term incentives granted in a particular year) be deferred over a multi-year period and tied to both share price and our long-term financial performance. We intentionally emphasize long-term incentive compensation both to incent our executive officers to make decisions that create long-term value for our shareholders and to discourage risk-taking in the short-term that exceeds our tolerances.

Considering the unique challenges faced by Key in 2023, we adjusted certain measures in our short-term incentive plan to reflect the mid-year pivot in our strategies and priorities (see page 29 of this proxy statement for a description of these changes), while maintaining our focus on our multi-year earnings per share (“EPS”) and return on tangible common equity (“ROTCE”) relative to our Peer Group through our long-term incentive plan, as we continue to believe these measures align to long-term value creation for our shareholders.

We support sustainable performance with policies that focus on prudent risk-taking and the balance between risk and reward.

We balance compensation risk and reward through a robust governance process overseen by the Compensation Committee: We design our compensation programs to appropriately balance risk and reward, and we regularly monitor these programs to determine whether they inadvertently create incentives that encourage risk-taking outside of our risk tolerances, as described below in more detail under “Balancing Risk and Reward” beginning on page 35 of this proxy statement.

We subject our compensation to adjustment based on actual risk and financial outcomes: Compensation paid under our incentive programs is subject to a robust risk-adjustment policy based on actual risk outcomes and financial results, including possible clawback, as described below in more detail under “Balancing Risk and Reward.”

26

Compensation Discussion and Analysis

Compensation & Governance Best Practices

We support our compensation program with a number of best practices in governance and executive compensation, including, but not limited to, those summarized in the following chart. In addition, the Compensation Committee regularly evaluates our compensation practices in light of feedback provided by our shareholders and shareholder advisory firms.

What We Do:	What We Don’t Do:

✓  Impose Robust Stock Ownership Guidelines ranging from six times base salary for our CEO to three times base salary for our other executive officers. Executives are encouraged to meet share ownership guidelines within three years and are required to comply within five years.

✓  Subject Shares to Post-Vesting Holding Requirements, so that each of our executive officers must hold the net shares acquired upon vesting of equity awards until our share ownership guidelines are satisfied.

✓  Use Tally Sheets annually for our NEOs, allowing our Compensation Committee to review total pay for our NEOs.

✓  Review Share Utilization regularly, including overhang levels and run-rates, and maintain share utilization levels within industry norms.

✓  Use an Independent Consultant Retained by the Compensation Committee to assist in developing and reviewing our executive compensation strategy and programs to ensure that our compensation programs are consistent with market practice.

✓  Maintain Clawback and Forfeiture Policies as further described below under “Balancing Risk and Reward” beginning on page 35 of this proxy statement, which begin before grant and extend beyond payment.

×   No Employment Agreements for any executive officer, including any NEO.

×   No Tax Gross-Ups on change of control payments or perquisites, other than with respect to relocation benefits provided to certain senior-level employees upon hire.

×   No “Single Trigger” Change of Control Agreements, meaning that, following a change of control, severance benefits are due, and equity awards that are assumed in a change of control transaction vest, only upon a qualifying termination of employment.

×   No Active SERPs, as our executive pension plans were frozen in 2009. No NEO participates in an active supplemental defined benefit plan, although vesting service continues for those NEOs who participated in such a plan prior to 2009.

×   No Hedging or Pledging of KeyCorp Securities is permitted under our insider trading policy, which prohibits our employees, officers, and directors from engaging in hedging transactions involving our common shares and from pledging our common shares.

×   No “Timing” of Equity Grants is allowed under our equity approval policy. We do not grant equity awards in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on equity grant dates. We do not permit the use of 10b5-1 plans.

×   No Repricing or Back-Dating of stock options.

Overview of 2023 Performance

2023 was a challenging year for the industry and for Key. The unprecedented rapid rise in interest rates, an uncertain economy and geopolitical environment, and fallout from three of the four largest bank failures in U.S. history in the spring of 2023, had an impact on the banking industry, including Key. We took a number of necessary steps throughout the year to enhance our balance sheet, liquidity, and capital position in order to be a simpler, more profitable bank. As a result of the actions we took in 2023, we are better positioned to achieve sound, profitable growth moving forward.

Strong Foundation

Key accomplished a number of positive things in 2023 that we believe position us for success in 2024. To do this, we relied on the effort and dedication of our teammates who continue to serve and support our clients through turbulent market conditions, particularly in the first half of 2023. In March of 2023, following Silicon Valley Bank and Signature Bank entering FDIC receivership, we pivoted our strategy to focus on liquidity, capital management, and proactively managing a changing regulatory environment. We established the “Liquidity and Resiliency” (or “L&R”) Program (described in more detail below under “Regional Banking Crisis” on page 29 of this proxy statement), which generated $12.8 billion in additional liquidity, reduced our reliance on market funding, and proactively identified and made progress toward the strengthening of our risk management foundation. Through our collective efforts in 2023, along with the L&R Program, we delivered:

10.0%	+16%	+$3Bn	+4% / +3%	21bps

Common Equity Tier 1(1)	Increase in Tangible Book Value / Share QoQ	Increase in Deposits (period-end basis)	Growth in Commercial Clients and Consumer Relationship Households	NCOs to Average Loans

Note: All metrics are full year unless otherwise noted.

(1)	As of 12/31/2023

27

Compensation Discussion and Analysis

Elements of Our Pay Program

We manage to “total pay” opportunity each performance year, as calculated below with respect to 2023:

In line with our compensation philosophy, which aligns pay and performance, Key delivers a substantial percentage of the target total pay opportunity for our executive officers through variable compensation tied to Key’s performance through short- and long-term incentives.

The average distribution of 2023 target total pay opportunity for our NEOs, excluding Mr. Kimble, is shown in the chart below. More information about how we establish target total pay opportunity for our executive officers begins under “How We Set Target Total Pay” on page 39 of this proxy statement.

2023 Average NEO Target Pay Mix(1)

(1)

Information provided excludes target compensation for Mr. Kimble, who served as Key’s Chief Financial Officer until March 16, 2023 and retired as our Vice Chairman and Chief Administrative Officer effective May 1, 2023. The actual average pay of each of our NEOs may differ from the target total pay opportunity depending on a number of factors, including, but not limited to, the performance of our annual incentive plan, which may cause the variable cash component of pay to be larger or smaller than the target amount, and whether an NEO receives long-term incentive compensation that is less than or greater than the target amount. For information about actual pay for our NEOs for the 2023 performance year, see “Actual Total Pay for 2023 Performance” on page 36 of this proxy statement.

*	Designates components of pay that are performance-based compensation, which is 70% of target total pay for our NEOs (including our CEO).

Details about our short- and long-term incentive programs are provided below under “Annual Incentive Plan” and “2024 Long-Term Incentives” on pages 29 and 32 of this proxy statement.

28

Compensation Discussion and Analysis

Base Salary

Base salaries represent the sole fixed portion of target total pay opportunity for our NEOs. Base salaries are reviewed and approved by the Compensation Committee on a competitive basis each year based on salaries paid to comparable executives at peer companies, including those in our Peer Group, and considering internal equity. Base salary adjustments generally occur no more frequently than bi-annually. In 2023, none of our NEOs received a base salary increase. For more information on pay decisions for NEOs, see “2023 Pay Decisions for Executive Officers” beginning on page 36 of this proxy statement.

Incentive Programs

As illustrated in the chart on the prior page, on average, approximately 86% of the target total pay opportunity for our NEOs is delivered in the form of incentive pay (89% for our CEO), which includes both an annual cash component and a long-term component subject to multi-year vesting. Both our Annual Incentive Plan and long-term incentives are described below.

Annual Incentive Plan

All executive officers, along with most Key employees who are not paid from a business-unit-specific incentive plan, are eligible to receive discretionary cash incentives under our Annual Incentive Plan.

•

The design of our Annual Incentive Plan has been consistent since 2018 and is typically approved by the Compensation Committee in January each year, following review of plan design in the preceding November (see below under “Original 2023 Annual Incentive Plan” for more information).

•

Normally, funding of the overall pool under our Annual Incentive Plan is based on the achievement of various financial and strategic goals compared to pre-established targets approved by the Compensation Committee early in the applicable calendar year and may range from 0% to 150% of target.

•

Each executive officer is assigned an annual incentive target by the Compensation Committee. Information on our approach to setting targets is below under “How We Set Target Total Pay” on page 39 of this proxy statement.

•

The actual annual incentive paid to any executive officer for a year depends on the funding level of the annual incentive plan for that year and the executive’s individual performance. Our practices generally do not allow an executive officer to receive more than 200% of the annual incentive target in cash.

Regional Banking Crisis: Key’s Strategic Pivot and Changes to Annual Incentive Plan

On March 10, 2023, Silicon Valley Bank (“SVB”) was taken into FDIC receivership following a bank run triggered by a securities sale and planned capital actions that raised concerns about SVB’s balance sheet positions and liquidity. The collapse of SVB was followed quickly by the failure of Signature Bank (March 12) and later by First Republic Bank (May 1).

These failures precipitated a closer examination by all banks, including Key, of the composition of securities held on their balance sheets and triggered competition among banks for stable sources of deposits. Additionally, our regulators proposed new rules that would heighten expectations around our capital position. In order to respond to these changing market dynamics, Key:

•

Quickly pivoted our strategy to preserve long-term value for our shareholders by establishing the L&R Program led by an executive officer to create additional liquidity and meet the enhanced expectations of our regulators; and

•

Aligned the measures in our 2023 Annual Incentive Plan so that we were able to incent, retain and reward our teammates, including our executive officers, for their actions under the L&R Program to successfully improve balance sheet resiliency, respond to a dynamic regulatory environment and position Key to deliver long-term value to our shareholders.

29

Compensation Discussion and Analysis

The timeline of these actions is illustrated in the following chart and described in more detail below.

Original 2023 Annual Incentive Plan

In January 2023, consistent with past practice, the Compensation Committee approved a plan design under which 60% of our 2023 Annual Incentive Plan (the “Original 2023 Plan”) pool funding would be based on our performance on the following three equally-weighted metrics as compared to pre-established targets, consistent with the design of our Annual Incentive Plan since 2018:

•	Adjusted EPS (as defined in “Definitions of Certain Financial Goals” on page 42 below)

•	Cash Efficiency Ratio (as defined in “Definitions of Certain Financial Goals” on page 42 below)

•	Adjusted ROTCE (as defined in “Definitions of Certain Financial Goals” on page 42 below)

The remaining 40% of pool funding of the Original 2023 Plan was to be split equally between (i) our performance relative to that of our Peer Group with respect to revenue growth, PPNR growth, and the ratio of Net Charge-Offs to Average Loans (each as defined in “Definitions of Certain Financial Goals” on page 42 below) and (ii) achievement of “Operational Excellence” goals which measure our progress in respect of strategic objectives, which for 2023 were related to diversity, equity and inclusion and against progress made towards satisfying regulatory expectations.

Changes to Annual Incentive Plan to Reflect New Focus

As described above, the regional banking crisis in 2023 required Key to quickly pivot its strategy to ensure we would be positioned to deliver long-term value for our shareholders. Successfully executing this pivot required our executives and other teammates to focus on new priorities under the L&R Program, notwithstanding the potential for detrimental effects on near-term EPS, ROTCE and cash efficiency.

•

As the year progressed, it became clear that funding under the Original 2023 Plan would have been 30%, with 0% funding generated based on Key’s financial performance (Adjusted EPS, Adjusted ROTCE or Cash Efficiency).

•

At each Compensation Committee meeting after March, management reviewed with the Compensation Committee the performance of the Original 2023 Plan as well as progress towards the L&R Program objectives with the Board. All staff and administrative teammates at Key who do not receive payment under a business unit-specific plan are paid from the Annual Incentive Plan, along with our executive officers.

•

In connection with these reviews, management and the Compensation Committee discussed Key’s ability to effectively incent and retain teammates based on certain of the goals of the Original 2023 Plan as they no longer aligned with Key’s current actions and the objectives of the L&R Program.

The Compensation Committee requested that management consider alternatives to address this concern. In September, management presented to the Compensation Committee a proposal to amend the Original 2023 Plan to align with Key’s adjusted strategic objectives for 2023. The amended plan was approved in early October (becoming the “Amended 2023 Plan”).

30

Compensation Discussion and Analysis

The Compensation Committee approved the Amended 2023 Plan as set forth in the chart below, and reflecting the view that 2023 consisted of two distinct time periods with different strategic priorities:

	Amended 2023 Plan Scorecard

Period	Pre-Crisis (Jan. 1-Mar. 31)		Post-Crisis (Mar. 31-Dec. 31)

Measurement of Performance	Performance measured against the objectives set forth in the Original 2023 Plan

• Performance measured against the execution of L&R Program priorities (grow deposits, reduce loans, decrease Market Funds ratio) and meet regulatory expections

• Funding for each metric capped at 100%; Overall funding capped at 100%

• Payouts for any executive officer not to exceed 100%

	Metric	Weight	Metric	Weight

	Adj. EPS	20%	Strengthen Balance Sheet	60%

	Adj. ROTCE	20%	• Ending Loan Bal.

Metric	Cash Efficiency Ratio	20%	• Ending Deposit Bal. (ex. Brokered)

	Relative Perf. to Peers	20%	• Moody’s Market Funds Ratio

	Operational Excellence	20%	Regulatory Remediation	40%
		100%		100%

			Deposit Cost (rel. to Peer Median)

Risk Metric	Ent. Risk Mgmt. Dashboard		Losses on Loan Sales
			Ent. Risk Mgmt. Dashboard

As part of this change and as noted in the chart above, the Compensation Committee capped possible funding of the Amended 2023 Plan at no more 100%, and specifically designated that none of Key’s executive officers would be eligible for payments under the plan in excess of 100% of their target award amount.

Performance against the Amended 2023 Plan

In January 2024, the Compensation Committee approved an overall final funding rate for the Amended 2023 Plan of 80%, further capping funding for our executive officers, including our NEOs, at 75% as illustrated in the table below:

	Amended 2023 Plan Scorecard

Period	Pre-Crisis (Jan. 1-Mar. 31)	Target	Actual	Weight	Funding	Post-Crisis (Mar. 31-Dec. 31)	Target	Actual	Weight	Funding

	Adj. EPS	$0.48	$0.43	20%	10%	Strengthen Balance Sheet	$10Bn	$12.8Bn	60%	60%

	Adj. ROTCE	18.50%	17.60%	20%	14%	• Ending Loan Bal.	$115Bn	$112.6Bn

Metric	Cash Efficiency Ratio	62.20%	64.30%	20%	11%	• Ending Deposit Bal. (ex. Brokered)	$140.2Bn	$140.6Bn

	Relative Perf. to Peers	Middle	Mid-Low	20%	10%	• Moody’s Market Funds Ratio	15%	12%

	Operational Excellence	Meets	Meets	20%	20%	Regulatory Remediation	Meets	Partial	40%	27%

				100%	66%				100%	87%

Risk Metric	Ent. Risk Mgmt. Dashboard				No adj.	Deposit Cost (rel. to Peer Median) Losses on Loan Sales Ent. Risk Mgmt. Dashboard				No adj.

						Weighted Performance (25-75)	81%

						C&O Approved	80%

						Exec. Leadership Team Funding	70-75%

31

Compensation Discussion and Analysis

When approving funding for the Amended 2023 Plan, the Compensation Committee considered the following:

•

Performance against the measures under the Original 2023 Plan was at 66% through the end of the first quarter of 2023, driven by below-target performance against the financial and relative performance measures, and balanced by the achievement of operational excellence measures related to continued progress towards our diversity, equity and inclusion efforts as well as the successful completion of actions taken in response to regulatory feedback.

•

Achievement of $12.8 billion in liquidity compared to a target of $10 billion through a combination of deposit growth and loan reductions, while reducing our Moody’s Market Funds ratio to 12%, well below the target of 15%.

•	Satisfactory completion against 5 of 6 programs identified to respond to or proactively address regulatory concerns across several disciplines.

•

Consistent with the design of the Amended 2023 Plan, the Compensation Committee held performance against the liquidity objectives at 100%, despite the over-achievement of the target levels of performance.

•

None of our Named Executive Officers received payment in excess of 75% of their 2023 target bonus, and the Compensation Committee elected to pay our CEO 70% of his 2023 target bonus. More information about specific pay decisions and the rationale behind them begins on page 36 of this Proxy Statement, under “2023 Pay Decisions for Named Executive Officers”.

The 2023 performance year is the second consecutive performance year of below-target funding for annual incentives which reflects Key’s relative financial underperformance during these periods. 2023 is also the second consecutive year in which our NEOs received lower funding than the general employee population. For the 2022 performance year, calculated funding under the 2022 Annual Incentive Plan was 110% of target; however, the Compensation Committee reduced the funding rate of the 2022 Annual Incentive Plan to 75% for our NEOs and between 85% and 90% for the general employee population, recognizing that performance of our 2022 Annual Incentive Plan benefitted from rate increases in excess of plan rather than our core financial performance.

The decisions made with respect to both the 2022 and 2023 Annual Incentive Plans reflect the Compensation Committee’s balanced and intentional approach to determining incentive funding and payouts with a focus on maintaining the alignment of Key’s incentive compensation programs with long-term shareholder value creation. While the Compensation Committee determined that it was necessary to adjust the financial performance measures under the 2023 Annual Incentive Plan to address near term challenges, the Compensation Committee did not approve any adjustments in 2023 to any of the financial performance measures applicable to the NEOs’ outstanding long-term performance awards. Taken together, these decisions are consistent with our compensation philosophy and principles of maintaining an appropriate balance between short- and long-term financial performance.

2024 Annual Incentive Plan

In January 2024, the Compensation Committee approved Key’s 2024 Annual Incentive Plan, which is similar to the Original 2023 Plan and the plan design in previous years. The 2024 Annual Incentive Plan will fund based on our Adjusted EPS, Adjusted ROTCE, and Common Equity Tier 1 (“CET1”) Ratio relative to pre-established goals, as well as our performance relative to our Peer Group with respect to specified financial metrics and our achievement of operational excellence goals. Reincorporating EPS and ROTCE into the 2024 Annual Incentive Plan reflects the Compensation Committee’s assessment that these measures promote both short- and long-term growth and have a strong correlation to long-term shareholder value creation. At the same time, the addition of the CET1 Ratio as a metric is intended to better align the 2024 Annual Incentive Plan with our priority of maintaining our strong capital position. The 2024 Annual Incentive Plan will be disclosed in more detail in the Proxy Statement we file in 2025.

2024 Long-Term Incentives

Our Named Executive Officers are eligible to receive long-term incentive awards that are granted annually taking into account the Compensation Committee’s assessment of each NEO’s individual prior year performance. Long-term incentive awards to our NEOs also anticipate each NEO’s future contributions through the use of a vesting schedule generally requiring the executive officer to remain employed for three to four years from the date of grant in order to realize the full value of the award (subject to acceleration of vesting in connection with qualifying retirements and certain other terminations of employment).

For 2024, the Compensation Committee continued to deliver 70% of long-term incentive compensation for each executive officer as “performance-based” awards as follows: (i) 60% as performance awards and (ii) 10% as premium-priced stock options with an exercise price equal to 110% of the value of our common shares on the grant date. The remaining 30% of the 2024 long-term incentive opportunity was allocated to restricted stock units.

32

Compensation Discussion and Analysis

2024 Long-Term Incentive Design

Vehicle	% of Total LTIC Value (1)	Vesting Period	Performance Features

Performance Awards	60%	3-year cliff vesting

• Final payout can range between 0% to 150% of target based on our performance measured against the following goals:

1.  Adjusted ROTCE vs. Peers

2.  Adjusted Cumulative EPS

• Performance score is subject to further adjustment by application of a modifier based on our relative TSR performance.

• Value of final payout depends on the performance of our stock price.

Restricted Stock Units (“RSUs”)	30%	4-year annual ratable vesting

• Value directly linked to our stock price.

• Encourages strong levels of share ownership among our executives.

• Provides a balance to the risk-taking incentive that may be associated with stock options or performance awards.

Premium-Priced Stock Options (2)	10%	4-year annual ratable vesting

• Since 2021, stock options have been granted with a 10% premium on the exercise price, requiring greater positive performance of our stock price for an executive to realize value from the award than an ordinary stock option.

• Incentivizes our executive officers to create share price improvement and provide strong shareholder returns, which is driven by our financial performance.

• Option expires no later than 10 years from the date of grant.

• Encourages preservation of long-term stock value.

• Usage of options limited to no more than 10% of each Named Executive Officer’s annual long-term incentive opportunity.

(1)

By granting performance awards as 60% of long-term incentive awards and granting premium-priced stock options as 10% of long-term incentive awards, the total percentage of long-term incentive compensation awarded as “performance-based” compensation is 70%.

(2)

Since 2021, stock options have been granted with an exercise price equal to 110% of the closing price of a share of Key common stock on the date of grant. This design is intended to incentivize significant share price improvement over the 10-year term of the stock option.

2024 Performance Awards

The Compensation Committee grants performance awards to encourage our NEOs to make decisions and to deliver results over a multi-year time period, keeping a focus on our long-term performance objectives. In addition, performance awards enable us to retain executive talent, because executives generally must remain employed through the end of the performance period to realize the full value of the award.

The cash-settled performance awards granted in 2024 provide our NEOs with the opportunity to receive between 0% and 150% of their “target” number of cash performance shares based on our level of achievement of the following performance goals during the three-year performance period that began on January 1, 2024, and will end on December 31, 2026. Although the value of these cash performance awards is directly tied to share price, payout upon vesting will be in the form of cash.

33

Compensation Discussion and Analysis

2024-2026 Long-Term Incentive Plan

	Performance Required for Payout				Other Factors (Vesting Reduction Only)
Performance Goals	Weight	Min.	Target	Max.

Adjusted ROTCE vs. Peers	50%	25% ile	50% ile	75% ile	• ERM Dashboard • Execution of Strategic Priorities • Other factors, as appropriate
Adjusted Cumulative EPS	50%	75% of Plan*	100% of Plan*	125% of Plan*
*	”Plan” refers to Key’s overall financial plan.

TSR vs Peers Modifier:

Percentile Rank	Payout Adjustment

<25% ile	-15%

25% ile to 75% ile	No Adjustment

>75% ile	+15%

The Compensation Committee believes that each of the performance goals set forth above strongly correlates to long-term shareholder value creation, which is why, similar to the approach taken with respect to the 2024 Annual Incentive Plan, the Compensation Committee did not change the plan design of the 2024 performance awards. Since 2020, Adjusted Cumulative EPS and Adjusted ROTCE remove the impact of the change in loan and lease loss provision and any pension settlement charges and hold Other Comprehensive Income to planned levels during the performance period, as interest rate fluctuations are reflected in our balance sheet, which could otherwise distort the calculation of common equity. This reduces volatility to EPS and ROTCE from the impact of the accounting standard known as current expected credit losses (“CECL”) and the build or release of provision that could otherwise have an outsized impact on ROTCE and EPS as performance metrics under the 2024 performance awards.

TSR has been used as a modifier for performance awards since 2020 to preserve the important link between payout to our executives and shareholder value in a manner that is consistent with the practices of the members of our Peer Group who use TSR as a performance metric in their performance awards. Relative TSR may increase or decrease the final payout otherwise calculated using Adjusted ROTCE vs. peers and Adjusted Cumulative EPS. Finally, the “other factors” included in the performance metrics above may result in a reduction to the vesting of 2024 performance awards if, in the Compensation Committee’s judgment, performance with regard to these “other factors” is insufficient. The Compensation Committee can only apply negative discretion to the 2024 performance awards in making an adjustment for “other factors” – no positive discretion is permitted.

34

Compensation Discussion and Analysis

Balancing Risk and Reward

Achieving a balance between risk and reward is a central focus of our compensation program and an important part of how we align pay and performance. All incentives paid to our employees are subject to a risk-adjustment process that begins before grant and extends beyond payment.

On November 15, 2023, the Board adopted the KeyCorp Compensation Recovery Policy (the “Compensation Recovery Policy”), which applies in addition to our existing, long-standing policies for compensation clawbacks in other situations. The Compensation Recovery Policy was adopted to comply with SEC and New York Stock Exchange rules for the clawback of certain executive compensation in the event that we are required to prepare a restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws.

In the event of such a restatement, the Compensation Recovery Policy provides that the Compensation Committee will cause Key to promptly recover any erroneously awarded incentive-based compensation received by any covered executive officer during the three completed fiscal years immediately preceding the date on which Key is required to prepare the accounting restatement. Covered executive officers include both current and former executive officers, and incentive-based compensation includes any compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure. Financial reporting measures are those that are determined and presented in accordance with the accounting principles used in preparing our financial statements, and any measures that are derived wholly or in part from such measures. The amount required to be recovered under the Compensation Recovery Policy in the event of an accounting restatement generally will equal the amount of incentive-based compensation received by the covered executive officer that exceeds the amount of such compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid.

The Compensation Recovery Policy is effective with respect to covered incentive-based compensation received by a covered executive officer on or after October 2, 2023.

35

Compensation Discussion and Analysis

Total Pay of Our Named Executive Officers

The following information highlights the compensation actions approved by the Compensation Committee for our NEOs with respect to their performance in 2023, as well as the approved payout level of our 2021 awards of performance shares, which vested in 2024, based on our performance between 2021 and 2023.

Actual Total Pay for 2023 Performance

The following table shows the Compensation Committee’s 2023 total pay decisions for our NEOs. The amounts reported in the table differ from those reported for 2023 in the Summary Compensation Table on page 45 of this proxy statement, which reflects long-term incentives granted during a year, rather than after year-end, even if awarded for services performed in that year. We generally consider long-term incentives granted during a given year to be part of the prior year’s total pay opportunity. After assessing each individual’s performance during 2023, the Compensation Committee approved the annual and long-term incentive awards for our NEOs described below.

	Actual Total Pay

Name	Base Salary($)	Actual 2023 Annual Incentive Award ($)(1)	Actual 2024 Long-Term Incentive Award ($)(1)		Total Actual Pay($)
Christopher M. Gorman	$1,200,000	$1,890,000	$7,000,000		$10,090,000
Clark Khayat	$600,000	$825,000	$1,500,000		$2,925,000
Andrew J. “Randy” Paine III	$600,000	$1,425,000	$2,200,000		$4,225,000
Angela G. Mago	$600,000	$1,125,000	$1,900,000		$3,625,000
Amy G. Brady	$700,000	$910,000	$1,500,000		$3,110,000
Donald R. Kimble	$319,070	$443,333	$0	(1)	$762,403

(1)

We require that at least 50% of the “total incentive”—that is, the sum of the 2023 annual incentive actually earned and the actual value of 2024 long-term incentives—of each NEO (60% for our CEO) be delivered in the form of long-term compensation, subject to a multi-year vesting schedule and risk-adjusted vesting. If the total incentive does not satisfy this requirement, a portion of the annual cash incentive actually earned by the NEO is delivered as long-term compensation. Mr. Kimble was eligible for a pro rata portion of his 2023 target annual incentive award opportunity in recognition of time worked for Key prior to his May 1, 2023, retirement date. However, Mr. Kimble was not an employee of Key on the date of long-term incentive grants in 2024 and so was not eligible for and did not receive any long-term incentive compensation awards with respect to the 2023 performance year.

2023 Pay Decisions for Named Executive Officers

The Compensation Committee’s 2023 pay decisions for our NEOs were made after consideration of the following:

Mr. Gorman, Chairman and Chief Executive Officer

The Compensation Committee approved total pay for Mr. Gorman of $10,090,000 for 2023, consisting of his $1,200,000 base salary, $1,890,000 cash short-term incentive, and a long-term incentive of $7,000,000. Mr. Gorman’s cash short-term incentive was equal to 70% of his target, a 5 percentage point decrease from 2022, when he received 75% of his target. Mr. Gorman’s long-term incentive award was equal to the long-term incentive award he received in 2022. In making these decisions, the Compensation Committee sought to hold Mr. Gorman accountable for Key’s financial performance in 2023, consistent with the 70-75% payout of short-term incentives awarded to other members of the executive leadership team. At the same time, the Compensation Committee’s long-term incentive award recognizes the strong leadership required by Mr. Gorman to both pivot Key’s strategic priorities in early 2023 and to deliver on our new commitments, especially the ability to grow deposits in an extremely competitive environment. Mr. Gorman’s 2023 compensation balances actual results in 2023 with Mr. Gorman’s strong leadership and decisive actions, which position Key to deliver long-term value to our shareholders.

Mr. Khayat, Chief Financial Officer (March 16 – present)

Mr. Khayat assumed the role of Key’s Chief Financial Officer from Mr. Kimble as of March 16, 2023, and immediately was called to action to respond to the regional banking crisis and manage through Key’s balance sheet positioning. Mr. Khayat was critical in establishing our L&R Program objectives and in helping to drive accountability in improving our capital and liquidity positions, as well as leading the organization through two separate reductions in staff. For his contributions to these successful initiatives, Mr. Khayat’s 2023 actual total direct compensation was $2,925,000, representing a 91% payout relative to his target compensation. Mr. Khayat received 75% of his short-term incentive target and 100% of his long-term incentive target.

36

Compensation Discussion and Analysis

Mr. Paine, Head of Institutional Bank

In 2023, Mr. Paine, along with Ms. Mago, was asked to help manage Key’s outstanding assets, including Risk Weighted Assets, as Key focused on improving its capital position. Under their leadership, Key reduced its risk weighted assets by nearly $14 billion while maintaining core commercial relationships and growing deposits. In addition, as part of a broader reorganization of our commercial businesses, Mr. Paine took steps to align Key’s investments to areas of strategic growth and assumed responsibility for Key’s real estate capital markets businesses. The Compensation Committee approved a short-term incentive payment to Mr. Paine of 75% of target, along with 92% of his long-term incentive target. Mr. Paine’s actual total direct compensation for 2023 was $4,225,000 which was 86% of his target and down 5% from 2022, reflecting the lower than planned revenue generated by the Institutional Bank in 2023, which affected the entire industry.

Ms. Mago, Head of Commercial Bank (through November 16) / Chief Human Resources Officer (November 17 – present)

Ms. Mago, along with Mr. Paine, oversaw Key’s efforts to reduced Risk Weighted Assets while preserving core commercial relationships. In addition, Ms. Mago, along with other executive officers, initiated and spearheaded an initiative whereby Key combined its core middle market segments with its payments business to find synergies and efficiencies across our lending, payments and deposit relationships for these clients. Following the reorganization, Ms. Mago was named Key’s Chief Human Resources Officer in November. Ms. Mago is a seasoned executive who has significant credibility with the field and the Executive Leadership Team and a deep understanding of Key’s businesses. Recognizing Ms. Mago’s critical role in 2023 as well as her ability to help lead the Enterprise in 2024 and beyond, the Compensation Committee approved actual total direct compensation for her of $3,625,000, including a short-term incentive award equal to 75% of target and a long-term incentive of 100% of target.

Ms. Brady, Chief Information Officer

In her role as head of Key’s technology, operations and servicing businesses, Ms. Brady was a critical partner across the enterprise as Key simplified and streamlined its businesses and continued to strengthen Key’s cyber and fraud prevention efforts and our data management and governance practices. Under her leadership, Ms. Brady helped each business prioritize its technology investments, while redeploying talent across the Enterprise to support critical business and regulatory initiatives. To reflect her performance in 2023, the Compensation Committee approved a short-term payout of 70% of her target and 100% of her long-term incentive. Ms. Brady’s 2023 actual total pay of $3,110,000 represented 89% of target and was down approximately 2% year over year.

Mr. Kimble, Former Chief Financial Officer (January 1 – March 16), Vice Chairman and Chief Administrative Officer (January 1 – May 1)

Mr. Kimble served as Key’s Chief Financial Officer until March 16, when he was succeeded in that office by Clark Khayat. From March 16 until his retirement on May 1, 2023, Mr. Kimble served as Vice Chairman and Chief Administrative Officer. To reflect the portion of 2023 during which Mr. Kimble was employed by Key, the Compensation Committee awarded him a short-term incentive of $433,333, representing 70% of his prorated short-term incentive target.

Payout of 2021 Performance Awards

In February 2021, each NEO received an award of performance shares as part of their long-term incentive opportunity. The NEOs could earn between 0% and 150% of the performance shares granted based on the achievement of our 2021 long-term incentive plan.

On February 16, 2024, the Compensation Committee approved a final performance level for our 2021 long-term incentive plan of 85.8%, as described below.

2021-2023 Long-Term Incentive Plan

		Performance Required for Payout

Performance Goals (1)	Weight	Min.	Target	Max.	Actual Result	Final Funding
Return on Tangible Common Equity vs. Peer Group	50%	25% ile	50% ile	75% ile	36%	36.4%
Cumulative Earnings Per Share	50%	$3.77	$5.02	$6.28	$5.75	64.4%
Calculated Performance						100.8%
TSR vs. Peers Modifier						-15%
Committee Approved Performance						85.8%

37

Compensation Discussion and Analysis

(1)

EPS and ROTCE actual results are based on continuing operations and exclude notable items, as described below under the heading “Definitions of Certain Financial Goals” on page 42 of this proxy statement.

TSR vs Peers Modifier:
Percentile Rank	Payout Adjustment
<25% ile	-15%
25% ile to 75% ile	No Adjustment
>75% ile	+15%

Our Total Shareholder Return vs. Peer Group for the 2021 long-term incentive plan was in the 18th percentile. As a result, there was a 15% negative adjustment to the final funding rate of the 2021 long-term incentive plan, decreasing funding from 100.8% to 85.8%. Performance of our 2021 long-term incentive plan was driven by above-target EPS performance, balanced with below-target ROTCE vs. Peers performance.

Before approving this final performance level, the Compensation Committee considered our ERM Dashboard and our execution against strategic priorities and, based on this review, concluded that no reduction in calculated performance was warranted.

Other Elements of Compensation

Perquisites

We believe in limiting the number and value of perquisites we provide to our executives. Generally, a personal benefit provided to an executive is considered a perquisite unless it is integrally and directly related to the performance of the executive’s duties. We determine the value of perquisites based on their incremental cost to Key.

The limited perquisites currently made available to all NEOs include an annual executive physical and a tax and financial planning perquisite, with a set per participant cost to Key. A subset of executive officers also receive home security monitoring. The executives who receive security monitoring were selected by Key’s corporate security team based on an assessment of the executive’s profile, the potential risks posed to the executive, and the risks to Key if a crime were to occur. In addition, we pay the annual premium on an individual disability insurance policy for Mr. Gorman that was put into place before he became an executive officer. In some cases, Mr. Gorman may travel in a Key vehicle driven by a trained security professional which may result in some amounts being reported as a perquisite in the Summary Compensation Table on page 45 of this proxy statement. In July 2022, in order to promote the safety and security of Mr. Gorman and to promote efficiency by ensuring his availability to perform business for Key, the Compensation Committee authorized personal use of Key’s corporate aircraft by Mr. Gorman and his immediate family members, subject to a personal use cap of $125,000 annually.

Retirement Programs

Our NEOs are eligible to participate in our qualified 401(k) Savings Plan on the same basis as all other eligible employees. In 2023, the 401(k) Savings Plan provided for matching contributions up to 100% of the amount deferred, up to 7% of eligible pay, subject to applicable Internal Revenue Service (“IRS”) limitations.

Our NEOs also are eligible to participate in our non-qualified Second Deferred Savings Plan, which provides a select group of highly compensated individuals with the ability to defer compensation in excess of what is eligible to be deferred to the 401(k) Savings Plan. There are no mandatory company matching contributions under the Second Deferred Savings Plan, but Key may make a discretionary company contribution to participant accounts under the Second Deferred Savings Plan in limited circumstances for participants who do not earn the full company matching contribution under the 401(k) Savings Plan as a result of their Second Deferred Savings Plan deferral elections.

The matching (and profit sharing, if applicable) contributions made to the 401(k) Savings Plan and any matching contributions made to the Second Deferred Savings Plan on behalf of the NEOs are included in the “All Other Compensation” column to the 2023 Summary Compensation Table on page 45 of this proxy statement. Additional information about our nonqualified deferred compensation programs (the Long-Term Incentive Deferral Plan, the Second Deferred Savings Plan and its predecessor, the Deferred Savings Plan) is included in the narrative to the 2023 Nonqualified Deferred Compensation Table beginning on page 53 of this proxy statement.

Ms. Mago and Messrs. Gorman and Paine participated in our Consolidated Cash Balance Pension Plan and Second Excess Cash Balance Pension Plan, each of which were frozen effective December 31, 2009. Additional information about our pension programs is included in the narrative to the 2023 Pension Benefits Table beginning on page 52 of this proxy statement.

38

Compensation Discussion and Analysis

NEOs are also eligible to participate in our non-qualified Long-Term Incentive Deferral Plan, which provides select executives (including NEOs) the ability to defer receipt of a portion of their annual performance award grant beyond the original vesting date to a date not sooner than their termination date.

Separation Pay

We maintain the KeyCorp Separation Pay Plan, which generally covers all employees, including our NEOs, and provides separation pay upon termination as a result of a reduction in staff. The amount of separation pay provided under the KeyCorp Separation Pay Plan may not exceed 52 weeks of separation pay, capped at an amount equal to two times the limit in effect under Section 401(a)(17) of the Internal Revenue Code for the year of separation (that cap was $660,000 in 2023). In addition, in the event of a termination of employment in connection with which we enter into a separation agreement with an executive officer (which we refer to as a “Termination Under Limited Circumstances”), our executive officers, including our NEOs, would be eligible to receive a similar separation pay benefit of up to 52 weeks of severance pay, and such other payments and benefits as may be negotiated at the time of separation and set out in the separation agreement. Our separation practices for executive officers are described in the Potential Payments Upon Termination or Change of Control table on pages 55 and 56 of this proxy statement.

Change of Control Agreements

We have entered into a Change of Control Agreement with each NEO. We use Change of Control Agreements to help attract and retain executive talent. The Compensation Committee and the Board each believes that it is in the best interests of shareholders to ensure that our NEOs are able to evaluate objectively the merits of a potential transaction without being distracted by its potential impact on their personal employment situations. Most companies in our Peer Group maintain similar change of control arrangements for their executive officers. Our Change of Control Agreements are described in the Potential Payments Upon Termination or Change of Control table on pages 55 and 56 of this proxy statement.

How We Make Pay Decisions

We seek to maintain a competitive level and mix of pay that is reflective of the market in which we compete for talent. We do this by reviewing the levels and types of compensation paid to executive officers in similar positions at companies in our Peer Group and the other companies with which we compete for talent.

How We Set Target Total Pay

Our Compensation Committee reviews and sets the total target pay opportunity for each of our executive officers each year, at the conclusion of a robust compensation review process that spans multiple meetings of the Compensation Committee and includes consideration of the following factors:

•

Our Chief Executive Officer’s assessment of each executive officer’s individual contribution to Key (and, in the case of our Chief Executive Officer, the assessment of the full Board of his contributions to Key);

•	The level of pay for similar roles in our industry and among our Peer Group;

•	The executive’s tenure and experience;

•	Our distinctive business model;

•	Insights from consultants about market practices and trends; and

•	Guidance and feedback from our regulators, investors and shareholders regarding our pay practices.

Peer Group

In setting compensation for our NEOs, the Compensation Committee examines the compensation data of our peer companies provided by Compensation Advisory Partners (“CAP”), an independent executive compensation advisory firm retained by the Compensation Committee, to better understand whether our pay practices remain appropriate when measured against the competitive landscape. While this market data is useful, the Compensation Committee does not rely only on this data for targeting compensation levels, but uses it as a basis for validating relative competitive pay for our NEOs. The Compensation Committee also considers market conditions, promotions, individual performance, survey data, and other relevant circumstances as it determines our NEOs’ compensation levels.

For 2023, the Compensation Committee decided to continue to use the same Peer Group as 2022. This Peer Group was identified based on a multi-dimensional review that occurs annually, focusing on regional bank peers and considering factors such as the regulatory environment and expectations, as well as relative asset size, revenue, and market capitalization.

39

Compensation Discussion and Analysis

The Peer Group listed below is the group of regional banks against which we can compare our financial performance for purposes of our annual and long-term incentives and is the primary group we look to for insights on pay practices of relatively similar institutions. Differences in business model and focus areas for each member of the Peer Group may cause challenges in making comparisons among members of the Peer Group. For example, Key’s distinctive commercial and investment banking capabilities focused on middle-market clients often lead Key to compete with large universal banks and boutique investment firms rather than the peers identified below. In addition, our commercial and investment banks often compete on a national scale, and leaders of those lines of business are aligned with higher relative pay expectations as a result of our need to attract and retain top talent in these areas.

The companies in our Peer Group maintain a strong brand and reputation and actively compete with us for executive talent. The companies in our 2023 Peer Group are listed below in alphabetical order.

•	Citizens Financial Group, Inc.

•	Comerica Incorporated

•	Fifth Third Bancorp

•	Huntington Bancshares Incorporated

•	M&T Bank Corporation
•	The PNC Financial Services Group, Inc.

•	Regions Financial Corporation

•	Truist Financial Corporation

•	U.S. Bancorp

•	Zions Bancorporation

As of December 31, 2023, the average asset size, full year revenue, and market capitalization of the Peer Group compared to our asset size, total revenue, and market capitalization is set forth in the table below:

Role of the Compensation Committee

The Compensation Committee sets the pay and evaluates the performance of our CEO, with input from the full Board, and reviews and approves the compensation of a select group of other executive officers, including the NEOs. The Compensation Committee, as part of its oversight of the management and organizational structure of Key, annually reviews KeyCorp’s management succession plan for the CEO (which is also reviewed annually by the full Board) and other senior executives and oversees leadership development and diversity and inclusion efforts.

Our CEO attends Compensation Committee meetings and provides information and input about the pay levels and performance of our NEOs, other than himself. The Compensation Committee regularly meets in executive session, during which no member of management is present, to discuss any recommendations and approve pay actions for our NEOs, including our CEO.

Compensation Consultant

As noted above, the Compensation Committee has retained the services of CAP. At the Compensation Committee’s request, CAP provides information on current trends in compensation design and emerging compensation practices. CAP also provides the Compensation Committee with an annual review and analysis of the compensation programs of our Peer Group, which it updates during the latter half of the year to determine whether the compensation targets of our NEOs remain competitive. CAP reports directly to, and serves at the sole pleasure of, the Compensation Committee. CAP provided no services to us other than the executive compensation consulting services that were requested by the Compensation Committee.

40

Compensation Discussion and Analysis

As part of its annual evaluation of its advisors, the Compensation Committee solicited information from CAP regarding any actual or perceived conflicts of interest and to evaluate its independence. Based on the information received from CAP, the Compensation Committee believes that the work CAP performed in 2023 did not raise a conflict of interest and that CAP is independent.

Tally Sheets

The Compensation Committee reviews tally sheets annually for our NEOs, which include a review of the estimated value of severance payments, the accumulated value of vested and unvested equity awards, and retirement benefits. The tally sheets allow the Compensation Committee to review and compare summary compensation table pay, realized pay, and realizable pay in order to fully evaluate our compensation program and practice. The Compensation Committee also reviews the levels and types of compensation provided to executive officers in similar positions at companies in our Peer Group. These practices allow the Compensation Committee to evaluate the total compensation package provided to our NEOs and consider the impact of isolated adjustments or incremental changes to specific elements of compensation.

Stock Ownership Guidelines

We impose robust stock ownership guidelines, ranging from six times base salary for our CEO, with a minimum direct ownership requirement of 10,000 common shares, to three times base salary for our other executive officers, with a minimum direct ownership requirement of 5,000 common shares. Executives are encouraged to meet our stock ownership guidelines within three years and are required to comply within five years. As of February 29, 2024, all of our NEOs, including our current CEO, satisfied their share ownership requirements.

In furtherance of these guidelines, we subject shares earned through our long-term incentive compensation program to post-vesting holding requirements, so that each NEO must hold the net shares acquired upon vesting of equity awards until our stock ownership guidelines are satisfied. Further, our insider trading policy requires that our CEO notify the Chair of the Compensation Committee before engaging in any discretionary transactions involving our shares, and does not permit the use of so-called “10b5-1” trading plans for any employee, including our executive officers.

Consideration of Our Say-on-Pay Shareholder Vote

We continue to receive strong shareholder support for our NEOs’ compensation program, as reflected in the results of our annual “say-on-pay” proposals, which has received an average of 93% support over the past five years. We view the results of our say-on-pay votes as evidence that our executive compensation program provides pay for performance and appropriately aligns the interests of our NEOs with those of our shareholders.

Shareholder Outreach

Key maintains an active shareholder engagement program through which we periodically receive feedback from and have discussions with investors on a variety of topics, including discussions around our compensation philosophy and structure. These continuing conversations with our investors help us better understand matters of importance to our investors regarding our executive compensation program and help us to shape our pay-for-performance strategy. For more information, please see “Shareholder Engagement” on page 19 of this proxy statement.

Compensation Committee Independence, Interlocks and Insider Participation

The members of the Compensation Committee who served on such committee during 2023 are Alexander M. Cutler, Barbara R. Snyder (Chair), Richard J. Tobin, and Todd J. Vasos, each of whom is an independent director under KeyCorp’s categorical independence standards, the general independence standards for directors established by the New York Stock Exchange, and the heightened independence standards required of Compensation Committee members by the New York Stock Exchange. No member of the Compensation Committee during 2023 is a current, or during 2023 was a former, officer or employee of KeyCorp or any of its subsidiaries or affiliates. During 2023, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related party transactions. In 2023, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on our Board or Compensation Committee.

Tax and Accounting Considerations

In structuring our executive compensation program, the Compensation Committee considers the tax and accounting treatment of our executive compensation arrangements; however, those considerations are not controlling factors in the design of our executive compensation program. For example, pursuant to Section 162(m) of the Internal Revenue Code, compensation paid to any of our “covered employees” generally will not be deductible, to the extent that it exceeds $1,000,000 in the applicable taxable year. However, the Compensation Committee reserves the ability to pay compensation to our executives in appropriate circumstances, even if such compensation is not tax-deductible.

41

Compensation Discussion and Analysis

Definitions of Certain Financial Goals

As described previously in this Compensation Discussion and Analysis, we use a balanced mix of financial and strategic goals to measure performance under our annual incentive plan and for purposes of determining the vesting of performance awards. The financial goals are defined as follows:

•

Adjusted EPS & Adjusted Cumulative EPS (non-GAAP measure): Income from continuing operations attributable to KeyCorp common shareholders, divided by weighted-average common shares and potential common shares outstanding, adjusted to remove the impact of the change in loan and lease loss provision and pension settlement charge.

•

Adjusted Return on Tangible Common Equity (non-GAAP measure): Income from continuing operations attributable to Key common shareholders (GAAP), adjusted to remove the impact of the change in loan and lease loss provision and pension settlement charge, divided by average KeyCorp shareholders’ equity, less average intangible assets, adjusted for average purchased credit card relationships, less average preferred stock.

•

Cash Efficiency Ratio (non-GAAP measure): Noninterest expense (GAAP) less intangible asset amortization divided by net interest income (GAAP) plus taxable-equivalent adjustment (non-GAAP) plus noninterest income (GAAP).

•	Common Equity Tier 1 Ratio (non-GAAP measure): Aims to monitor Key’s capital adequacy by comparing the highest quality capital a bank has, CET1, to its Risk-Weighted Assets.

•	EPS: Income from continuing operations attributable to KeyCorp common shareholders, divided by weighted-average common shares and potential common shares outstanding.

•	PPNR (non-GAAP measure): Net interest income (GAAP) plus taxable-equivalent adjustment (non-GAAP) plus noninterest income (GAAP) less noninterest expense (GAAP), all from continuing operations.

•

Return on Tangible Common Equity (non-GAAP measure): Income from continuing operations attributable to Key common shareholders (GAAP) divided by average KeyCorp shareholders’ equity, less average intangible assets, less average purchased credit card relationships, less average preferred stock, and subject to additional adjustments as applicable and as described above.

•	Risk-Weighted Assets: The minimum amount of capital that a bank or other financial institution must hold to cover an unexpected loss arising out of the inherent risk of its assets.

•	Net Charge-Offs: Total loans charged off less total loan recoveries, all from continuing operations.

•	Tangible Common Equity (non-GAAP measure): KeyCorp shareholders’ equity (GAAP) less intangible assets, less purchased credit card relationships, less preferred stock.

•

Total Shareholder Return: For purposes of our performance share awards, this measure is based on the average closing share price over the last 20 trading days in the base year (i.e., for performance shares awarded in 2021, the last 20 trading days of 2020) versus average closing share price in the last 20 days in year three, plus investment of dividends paid during the measurement period.

Cash Efficiency Ratio, EPS, PPNR, and Return on Tangible Common Equity also exclude notable items and other major restructuring charges. Notable items in 2023 included $190 million related to an FDIC Special Assessment and $142 million in efficiency-related charges. A reconciliation of GAAP to non-GAAP financial measures can be found on pages 15 and 16 of our Fourth Quarter 2023 Earnings Release attached as Exhibit 99.1 to Form 8-K filed on January 18, 2024, as well as below in “Additional GAAP to Non-GAAP Reconciliations.”

In its judgment, the Compensation Committee may adjust the performance goals for certain extraordinary items identified by the Compensation Committee to reflect changes in accounting, the regulatory environment, strategic corporate transactions, and other unusual or unplanned events.

42

Compensation Discussion and Analysis

Additional GAAP to Non-GAAP Reconciliations

Year ended December 31,

Dollars in millions		2023
Adjusted average tangible common equity
Average Key shareholders’ equity (GAAP)		$11,381
Less:	Intangible assets (average) (c)	2,826
	Preferred Stock (average)	2,500
	Average tangible common equity	$8,555
Adjusted income (loss) from continuing operations attributable to Key common shareholders
Income (loss) from continuing operations attributable to Key common shareholders (GAAP)		$821
Plus:	Impact of change in loan and lease loss provision (after-tax)	186
Plus:	Impact of pension settlement (after-tax)	14
Plus:	Impact of FDIC Special Assessment (after-tax)	144
Plus:	Impact of efficiency related charges (after-tax)	108
	Adjusted Income (loss) from continuing operations attributable to Key common shareholders (non-GAAP)	$1,273
Adjusted Return on average tangible common equity from continuing operations
Adjusted Income (loss) from continuing operations attributable to Key common shareholders (non-GAAP)		$1,273
Adjusted average tangible common equity (non-GAAP)		$8,555
Adjusted Return on average tangible common equity from continuing operations (non-GAAP)		14.9%
Adjusted earnings per share from continuing operations attributable to Key common shareholders - assuming dilution
Per Common Share - Income (loss) from continuing operations attributable to Key common shareholders assuming dilution		$0.88
Plus:	Net impact of change in loan and lease loss provision	0.20
Plus:	Net impact of pension settlement	0.02
Plus:	Net impact of FDIC Special Assessment	0.15
Plus:	Net impact of efficiency related charges	0.12
Adjusted Per Common Share - Income (loss) from continuing operations attributable to Key common shareholders assuming dilution		$1.37

43

Compensation and Organization Committee Report

Compensation and Organization Committee Report

The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth beginning on page 25 of this proxy statement and, based on this review and discussion, has recommended to the KeyCorp Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.

Compensation and Organization Committee of the KeyCorp Board of Directors

Barbara R. Snyder (Chair)

Alexander M. Cutler

Richard J. Tobin

Todd J. Vasos

44

Compensation of Executive Officers and Directors

Compensation of Executive Officers and Directors

2023 Summary Compensation Table

The following table sets forth the compensation paid to, awarded to, or earned by the Named Executive Officers with respect to the years ended December 31, 2023, 2022, and 2021, to the extent applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($) (See chart below)(5)	Total ($)

Christopher M. Gorman Chairman and CEO	2023	1,200,000	—	6,299,986	699,997	1,890,000	27,606	151,129	10,268,718
	2022	1,150,000	—	6,479,961	719,997	2,025,000	14,895	73,774	10,463,627
	2021	1,000,000	—	3,869,989	429,997	3,300,000	15,862	37,636	8,653,484

Clark Khayat CFO	2023	600,000	—	1,079,965	119,997	825,000	—	22,500	2,647,462

Andrew J. “Randy” Paine III Head of Institutional Bank	2023	600,000	—	2,159,948	239,998	1,425,000	21,208	22,500	4,468,654
	2022	600,000	—	2,249,972	249,997	1,425,000	10,389	18,300	4,553,658
	2021	600,000	—	2,159,963	239,997	1,200,000	12,186	20,300	5,232,446

Angela G. Mago CHRO	2023	600,000	—	1,710,000	189,999	1,125,000	14,327	22,500	3,661,826
	2022	600,000	—	1,709,982	189,994	1,125,000	2,066	18,300	3,645,342
	2021	600,000	—	1,349,985	149,998	1,900,000	8,232	20,300	4,028,515

Amy G. Brady Chief Information Officer	2023	700,000	—	1,349,980	149,996	910,000	—	22,500	3,132,476
	2022	700,000	—	1,349,963	149,997	975,000	—	18,300	3,193,260
	2021	700,000	—	1,349,985	149,998	1,450,000	—	20,300	3,670,283

Donald R. Kimble Former CFO, CAO and Vice Chair	2023	319,070	—	2,551,356	—	443,333	—	22,500	3,336,259
	2022	800,000	—	2,159,961	239,997	2,262,500	—	18,300	5,480,758
	2021	800,000	—	2,569,968	229,999	2,400,000	—	20,300	6,020,267

(1)

Amounts reported as “Stock Awards” reflect the grant date fair value of stock awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (FASB ASC Topic 718). See Note 17 to the Consolidated Financial Statements contained in our 2023 Annual Report for an explanation of the assumptions made in valuing these awards.

On February 17, 2023, Mss. Brady and Mago and Messrs. Gorman, Khayat and Paine received stock awards consisting of a target number of cash performance shares and restricted stock units representing 60% and 30%, respectively, of each executive’s long-term incentive opportunity for the 2023 annual grant cycle. On February 17, 2023, Mr. Kimble was awarded a total incentive of $4,525,000 for the 2022 performance year, 50% of which ($2,262,500) was subject to mandatory deferral and delivered in the form of restricted stock units subject to a 4-year ratable vesting schedule. In connection with Mr. Kimble’s retirement, the Compensation Committee credited Mr. Kimble with one additional month of service under the equity plan, entitling Mr. Kimble to continued equity vesting (without proration) under the terms of our equity plan and the award agreements for his outstanding equity awards, which was treated as a modification of Mr. Kimble’s outstanding equity awards for financial accounting purposes. Accordingly, the amount reported in this column for Mr. Kimble includes both the grant date fair value of the restricted stock units granted to him during 2023 and the incremental fair value, as of the modification date, resulting from the modification of his outstanding equity awards, which was determined, in accordance with FASB ASC Topic 718 to be $288,860. The target number of cash performance shares and/or restricted stock units, as applicable, awarded to a Named Executive Officer was determined by dividing the dollar amount of the Named Executive Officer’s cash performance share and/or restricted stock unit awards, as applicable, by the grant date closing price of our common shares (rounded down to the nearest whole share). On February 17, 2023, the closing price of our common shares was $19.15.

45

Compensation of Executive Officers and Directors

If our performance during the measurement period resulted in the maximum number of 2023 cash performance shares vesting, our executives would be entitled to a maximum performance share award with a grant date fair value of the maximum award set forth in the following table.

Named Executive Officer	Grant Date Fair Value of Performance Shares at Maximum Award ($)
Christopher M. Gorman	$6,299,996
Clark Khayat	$1,079,975
Andrew J. “Randy” Paine III	$2,159,948
Angela G. Mago	$1,710,000
Amy G. Brady	$1,349,990
Donald R. Kimble	—

Additional information about the stock awards granted to our Named Executive Officers in 2023 can be found in the 2023 Grants of Plan-Based Awards Table on page 47 of this proxy statement.

(2)

Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of options calculated in accordance with FASB ASC Topic 718. On February 17, 2023, each Named Executive Officer (other than Mr. Kimble) received a long-term incentive award consisting, in part, of an award of nonqualified stock options. The exercise price per share of each option award granted on that date is 110% of the closing price of our common shares on February 17, 2023, the date of grant. See Note 17 to the Consolidated Financial Statements contained in our 2023 Annual Report for an explanation of the assumptions made in valuing stock options granted to our Named Executive Officers in 2023.

(3)

Amounts reported as “Non-Equity Incentive Plan Compensation” reflect annual incentives earned by each Named Executive Officer for the applicable year and paid in the immediately following year. Mr. Kimble received a prorated annual incentive in respect of his service during 2023 until his retirement on May 1, 2023. The amount received by Mr. Kimble was based on both Key’s and his performance in 2023.

(4)

Amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the interest credits allocated to Ms. Mago and Messrs. Gorman and Paine under the frozen Consolidated Cash Balance Pension Plan and Second Excess Cash Balance Pension Plan. We froze our pension benefits for all employees, including the Named Executive Officers, effective December 31, 2009, as described in the narrative to the 2023 Pension Benefits Table beginning on page 52 of this proxy statement. No above market or preferential earnings were paid to any Named Executive Officer on nonqualified deferred compensation.

(5)	The following table sets forth detail about the amounts reported in the “All Other Compensation” column.

Name	Executive Physical ($)(a)	Executive Security ($)(b)	Transportation ($)(c)	Insurance Policy ($)(d)	Matching Contribution ($)(e)	Total ($)
Christopher M. Gorman	2,352	5,290	120,782	205	22,500	151,129
Clark Khayat	—	—	—	—	22,500	22,500
Andrew J. “Randy” Paine III	—	—	—	—	22,500	22,500
Angela G. Mago	—	—	—	—	22,500	22,500
Amy G. Brady	—	—	—	—	22,500	22,500
Donald R. Kimble	—	—	—	—	22,500	22,500

(a)	The maximum benefit utilized by any Named Executive Officer was $2,352. For privacy reasons, this amount is shown for Mr. Gorman, regardless of actual usage.

(b)

Based on the recommendations of an independent security study, the Compensation Committee approved a comprehensive security program for Mr. Gorman and select executives. Under this program, we pay for certain security upgrades and ongoing monitoring.

(c)

The Compensation Committee has authorized Mr. Gorman’s personal use of Key’s corporate aircraft in order to ensure Mr. Gorman’s availability to Key and for Mr. Gorman’s safety and security, up to an annual limit of $125,000. This column reflects $119,484 in value attributable to Mr. Gorman’s personal use of Key’s aircraft during 2023. For aircraft use, the value reported reflects the incremental cost to Key, determined based on Key’s variable costs, including charges accrued on each leg of a trip and expenses incurred by the crew. The Compensation Committee has also authorized, and in some instances required, Mr. Gorman to use a secure automobile and professionally trained driver for business travel. Mr. Gorman does not use the car or driver for personal travel; however, some use of the car and driver occurring adjacent to business use is being reported as a perquisite. This column reflects $1,298 in value attributable to Mr. Gorman’s use of Key’s car and driver during 2023. For vehicle use, the value reflects the incremental cost to Key, determined based on factors including driver compensation, mileage, driver’s time spent, and any business adjacent use.

46

Compensation of Executive Officers and Directors

(d)	The amount in this column reflects the premium cost of a disability insurance policy for Mr. Gorman, which was purchased for Mr. Gorman prior to his becoming an executive officer at Key.

(e)	The amounts in this column consist of Company matching contributions to the qualified 401(k) Savings Plan. For more information about this plan, see page 38 of this proxy statement.

2023 Grants of Plan-Based Awards Table

	Grant Date	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards (# of Shares or Units)(3)	All Other Option Awards (# of Shares Underlying Options)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum

Christopher M. Gorman		1,350,000	2,700,000	5,400,000	—	—	—	—	—	—	—

	2/17/23	—	—	—	109,660	219,321	328,981	—	—	—	4,199,997

	2/17/23	—	—	—	—	—	—	—	165,484	21.07	699,997

	2/17/23	—	—	—	—	—	—	109,660	—	—	2,099,989

Clark Khayat		550,000	1,100,000	2,200,000	—	—	—	—	—	—	—

	2/17/23	—	—	—	18,798	37,597	56,395	—	—	—	719,983

	2/17/23	—	—	—	—	—	—	—	28,368	21.07	119,997

	2/17/23							18,798			359,982

Andrew J. “Randy” Paine III		950,000	1,900,000	3,800,000	—	—	—	—	—	—	—

	2/17/23	—	—	—	37,597	75,194	112,791	—	—	—	1,439,965

	2/17/23	—	—	—	—	—	—	—	56,737	21.07	239,998

	2/17/23	—	—	—	—	—	—	37,597	—	—	719,983

Angela G. Mago		750,000	1,500,000	3,000,000	—	—	—	—	—	—	—

	2/17/23	—	—	—	29,765	59,530	89,295	—	—	—	1,140,000

	2/17/23	—	—	—	—	—	—	—	44,917	21.07	189,999

	2/17/23	—	—	—	—	—	—	29,765	—	—	570,000

Amy G. Brady		650,000	1,300,000	2,600,000	—	—	—	—	—	—	—

	2/17/23	—	—	—	23,498	46,997	70,495	—	—	—	899,993

	2/17/23	—	—	—	—	—	—	—	35,460	21.07	149,996

	2/17/23	—	—	—	—	—	—	23,498	—	—	449,987

Donald R. Kimble		316,666	633,333	1,266,666	—	—	—	—	—	—	—

	2/17/23	—	—	—	—	—	—	—	—	—	—

	2/17/23	—	—	—	—	—	—	—	—	—	—

	2/17/23	—	—	—	—	—	—	118,146	—	—	2,262,496

	5/1/23	—	—	—	—	—	—	—	—	—	288,860	(7)

(1)

Amounts reported as “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” reflect the threshold (50% of target), target, and maximum (200% of target) individual annual incentive opportunity granted to each of the Named Executive Officers for the one-year performance period ended December 31, 2023. The maximum individual opportunity that any Named Executive Officer can earn is different than the maximum funding level of our Annual Incentive Plan described in the “Compensation Discussion and Analysis” section of this proxy statement. Actual annual incentive payments (including the prorated annual incentive received by Mr. Kimble) are reflected in “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table on page 45 of this proxy statement.

(2)

Amounts reported in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column reflect the threshold (50% of target), target, and maximum (150% of target) long-term incentive awards in the form of cash performance shares that each Named Executive Officer (other than Mr. Kimble) could earn for the three-year performance period beginning on January 1, 2023, and ending December 31, 2025. Our performance share awards are discussed in the “Compensation Discussion and Analysis” section of this proxy statement. The dollar value awarded to each of the Named Executive Officers (other than Mr. Kimble) as cash performance shares was converted into a book entry target number of phantom shares that track our stock price and pay out in the form of cash. The price at which the cash performance shares were converted into phantom shares was based on the $19.15 closing price of our common shares on February 17, 2023, the grant date. Please see footnote 1 to the 2023 Summary Compensation Table for a discussion of how we arrive at the grant date fair value. All performance shares earn dividend equivalents on the target number of shares, which are reinvested and subject to the same terms and restrictions otherwise applicable to the underlying performance shares.

(3)

Amounts reported in the “All Other Stock Awards” column are the number of restricted stock units granted to each of the Named Executive Officers during 2023. The restricted stock units granted on February 17, 2023 (including the restricted stock units granted on that date to Mr. Kimble) vest in four equal annual installments following the grant date.

(4)

Amounts reported in the “All Other Option Awards” column are the number of KeyCorp common shares underlying the stock options granted to each of the Named Executive Officers (other than Mr. Kimble) on February 17, 2023. Stock options granted in 2023 generally vest in four equal annual installments following the grant date.

(5)

We set the exercise price of all stock options using 110% of the $19.15 closing price of our common shares on February 17, 2023, the grant date. Please see footnote 2 to the 2023 Summary Compensation Table for a discussion of how we arrive at the grant date fair value. The Compensation Committee does not reprice options. We have not and will not back-date options, nor do we provide loans to employees in order to exercise options.

47

Compensation of Executive Officers and Directors

(6)

Amounts reported in the “Grant Date Fair Value of Stock and Options Awards” column represent the aggregate grant date fair value of equity awards granted during the respective year. The accounting assumptions used in calculating the grant date fair value for the equity awards are described in Note 17 to the Consolidated Financial Statements contained in our 2023 Annual Report.

(7)

In connection with his retirement, the Compensation Committee credited Mr. Kimble with one additional month of service under the equity plan, entitling Mr. Kimble to continued equity vesting (without proration) under the terms of our equity plan and the award agreements for his outstanding equity awards, which was treated as a modification of those equity awards for financial accounting purposes. Accordingly, the amount reported here reflects the incremental fair value, as of the modification date, resulting from the modification of Mr. Kimble’s outstanding equity awards in connection with his retirement, determined as of the modification date in accordance with FASB ASC Topic 718.

The impact of terminations and a change of control on the awards reported in the Grants of Plan-Based Awards Table is shown in more detail in the Potential Payments Upon Termination or Change of Control table on pages 55 and 56 of this proxy statement.

2023 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information for each Named Executive Officer with respect to (i) each stock option that had not been exercised and remained outstanding as of December 31, 2023, (ii) each award of restricted stock units that had not vested and remained outstanding as of December 31, 2023, and (iii) each award of performance shares or cash performance shares that had not vested and remained outstanding as of December 31, 2023.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Christopher M. Gorman	2/17/2014	38,022	—	12.92	2/17/2024	—	—	—	—

	2/16/2015	57,736	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	112,149	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	52,173	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	50,781	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	91,205	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	81,081	27,027	18.98	2/24/2030	—

	2/15/2021	63,610	63,608	20.98	2/15/2031

	2/14/2022	31,142	93,425	28.50	2/14/2032

	2/17/2023	—	165,484	21.07	2/17/2033

	Aggregate non- option awards	—	—	—	—	381,302	5,490,751	421,273	6,066,325

Clark Khayat	2/18/2019	22,801	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	17,736	5,912	18.98	2/24/2030	—	—	—	—

	2/15/2021	13,314	13,313	20.98	2/15/2031	—	—	—	—

	2/14/2022	4,326	12,975	28.50	2/14/2032	—	—	—	—

	2/17/2023	—	28,368	21.07	2/17/2033	—	—	—	—

	Aggregate non- option awards	—	—	—	—	96,355	1,387,510	66,156	952,639

Andrew J. “Randy” Paine III	2/17/2014	13,307	—	12.92	2/17/2024	—	—	—	—

	2/16/2015	21,362	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	89,953	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	39,130	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	37,109	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	65,146	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	58,277	19,425	18.98	2/24/2030

	2/15/2021	35,503	35,502	20.98	2/15/2031

	2/14/2022	10,813	32,439	28.50	2/14/3032

	2/17/2023	—	56,737	21.07	2/17/2033

	Aggregate non- option awards	—	—	—	—	176,097	2,535,793	145,247	2,091,559

48

Compensation of Executive Officers and Directors

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Angela G. Mago	2/17/2014	3,612	—	12.92	2/17/2024	—	—	—	—

	2/16/2015	15,011	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	62,850	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	22,826	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	22,460	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	44,788	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	40,541	13,513	18.98	2/24/2030

	2/15/2021	22,190	22,188	20.98	2/15/2031

	2/14/2022	8,218	24,653	28.50	2/14/2032

	2/17/2023	—	44,917	21.07	2/17/2033

	Aggregate non- option awards	—	—	—	—	121,094	1,743,757	112,941	1,626,345

Amy G. Brady	2/16/2015	13,856	—	14.11	2/16/2025	—	—	—	—

	2/20/2017	14,130	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	19,531	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	45,602	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	35,473	11,824	18.98	2/24/2030

	2/15/2021	22,190	22,188	20.98	2/15/2031

	2/14/2022	6,488	19,463	28.50	2/14/2032

	2/17/2023	—	35,460	21.07	2/17/2033

	Aggregate non- option awards	—	—	—	—	109,212	1,572,654	89,163	1,283,947

Donald R. Kimble	2/17/2014	22,813	—	12.92	2/17/2024	—	—	—	—

	2/16/2015	30,023	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	70,093	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	32,608	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	30,273	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	58,631	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	55,743	18,581	18.98	2/24/2030

	2/15/2021	34,024	34,023	20.98	2/15/2031

	2/14/2022	10,381	31,141	28.50	2/14/2032

	Aggregate non- option awards	—	—	—	—	287,076	4,133,888	62,095	894,171

(1)	This column shows the number of common shares underlying outstanding stock options that have vested but have not yet been exercised as of December 31, 2023.

(2)

This column shows the number of common shares underlying outstanding stock options that have not vested as of December 31, 2023. The remaining vesting dates are shown in the following table. All options described below vest in four equal annual installments from the grant date.

Name	Grant Date	Options Outstanding	Remaining Vesting Dates

Christopher M. Gorman	2/24/2020	27,027	2/24/2024

	2/15/2021	63,608	2/17/2024, 2/17/2025

	2/14/2022	93,425	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	165,484	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Clark Khayat	2/24/2020	5,912	2/24/2024

	2/15/2021	13,313	2/17/2024, 2/17/2025

	2/14/2022	12,975	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	28,368	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Andrew J. “Randy” Paine III	2/24/2020	19,425	2/24/2024

	2/15/2021	35,502	2/17/2024, 2/17/2025

	2/14/2022	32,439	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	56,737	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

49

Compensation of Executive Officers and Directors

Name	Grant Date	Options Outstanding	Remaining Vesting Dates

Angela G. Mago	2/24/2020	13,513	2/24/2024

	2/15/2021	22,188	2/17/2024, 2/17/2025

	2/14/2022	24,653	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	44,917	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Amy G. Brady	2/24/2020	11,824	2/24/2024

	2/15/2021	22,188	2/17/2024, 2/17/2025

	2/14/2022	19,463	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	35,460	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Donald R. Kimble	2/24/2020	18,581	2/24/2024

	2/15/2021	34,023	2/17/2024, 2/17/2025

	2/14/2022	31,141	2/17/2024, 2/17/2025, 2/17/2026

(3)

This column shows the exercise price for each stock option reported in the table, which was at least 100% of the fair market value of our common shares on the grant date (or 110%, for stock options granted in 2021 and thereafter).

(4)

This column shows the aggregate number of restricted stock units outstanding as of December 31, 2023, and the number of 2021 performance shares or cash performance shares earned based on performance of 85.8% through December 31, 2023, that remain outstanding as of that date. The remaining vesting dates are shown in the following table. All awards described below vest in four equal annual installments from the grant date, unless otherwise noted under “Vesting Schedules.”

Name	Grant Date	Shares or Units Outstanding	Remaining Vesting Dates	Vesting Schedules

Christopher M. Gorman	2/24/2020	20,591	2/24/2024

	2/15/2021	134,247	2/17/2024	Performance shares vest in full on 2/17/2024.

	2/15/2021	39,115	2/17/2024, 2/17/2025

	2/14/2022	69,857	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	117,492	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Clark Khayat	2/24/2020	4,504	2/24/2024

	2/15/2021	28,098	2/17/2024	Performance shares vest in full on 2/17/2024.

	2/15/2021	8,186	2/17/2024, 2/17/2025

	5/12/2021	25,725	5/12/2024	100% vests 3 years from grant date.

	2/14/2022	9,702	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	20,141	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Andrew J. “Randy” Paine III	2/24/2020	14,800	2/24/2024

	2/15/2021	74,927	2/17/2024	Performance shares vest in full on 2/17/2024.

	2/15/2021	21,831	2/17/2024, 2/17/2025

	2/14/2022	24,256	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	40,282	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Angela G. Mago	2/24/2020	10,295	2/24/2024

	2/25/2021	46,830	2/17/2024	Performance shares vest in full on 2/17/2024.

	2/15/2021	13,644	2/17/2024, 2/17/2025

	2/14/2022	18,434	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	31,891	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Amy G. Brady	2/24/2020	9,009	2/24/2024

	2/15/2021	46,830	2/17/2024	Performance shares vest in full on 2/17/2024.

	2/15/2021	13,644	2/17/2024, 2/17/2025

	2/14/2022	14,553	2/17/2024, 2/17/2025, 2/17/2026

	2/15/2023	25,167	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

Donald R. Kimble	2/24/2020	14,157	2/24/2024

	2/15/2021	71,806	2/17/2024	Performance shares vest in full on 2/17/2024.

	2/15/2021	30,322	2/17/2024	100% vests on 2/17/2024, subject to performance.

	2/15/2021	20,921	2/17/2024, 2/17/2025

	2/14/2022	23,286	2/17/2024, 2/17/2025, 2/17/2026

	2/17/2023	126,584	2/17/2024, 2/17/2025, 2/17/2026, 2/17/2027

(5)

This column shows the aggregate number of performance shares granted to the NEOs in 2022 and 2023 that were outstanding as of December 31, 2023, with the cash performance shares for 2022 and 2023 shown at the target value of 100%, each based on performance as of December 31, 2023, and the stock-settled performance shares granted to Mr. Kimble in 2021 shown at target. The vesting dates for each award of performance shares (including reinvested dividends) are shown in the following table. All awards described below vest in full after three years from the grant date, unless otherwise noted.

50

Compensation of Executive Officers and Directors

Name	Grant Date	Shares or Units Outstanding	Remaining Vesting Dates
Christopher M. Gorman	2/14/2022	186,288	2/17/2025
	2/17/2023	234,985	2/17/2026
Clark Khayat	2/14/2022	25,873	2/17/2025
	2/17/2023	40,282	2/17/2026
Andrew J. “Randy” Paine III	2/14/2022	48,512	2/17/2025
	2/17/2023	60,424	2/17/2026
	2/14/2022	16,171	2/17/2025
	2/17/2023	20,141	2/17/2026
Angela G. Mago	2/14/2022	49,159	2/17/2025
	2/17/2023	63,782	2/17/2026
Amy G. Brady	2/14/2022	38,810	2/17/2025
	2/17/2023	50,353	2/17/2026
Donald R. Kimble	2/14/2022	62,095	2/17/2025

2023 Option Exercises and Stock Vested Table

The following table provides information regarding the exercise of stock options and the vesting of restricted stock units during the year ended December 31, 2023, for the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Award Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Christopher M. Gorman	—	—	2/17/2023(2)	95,510	2,045,761

	—	—	2/17/2023(3)	15,990	362,886

	—	—	2/24/2023(4)	16,860	352,097

	—	—	2/17/2023(5)	16,911	349,565

	—	—	2/17/2023(6)	20,842	416,217

				166,113	3,526,526

Clark Khayat	—	—	2/17/2023(2)	20,893	447,503

	—	—	2/17/2023(3)	3,997	90,710

	—	—	2/24/2023(4)	3,688	77,019

	—	—	2/17/2023(5)	3,540	73,175

	—	—	2/17/2023(6)	2,895	57,813

				35,013	746,220

Andrew J. “Randy” Paine III	—	—	2/17/2023(2)	50,537	1,084,957

	—	—	2/17/2023(3)	11,422	259,217

	—	—	2/24/2023(4)	12,118	253,067

	—	—	2/17/2023(5)	9,439	195,112

	—	—	2/17/2023(6)	7,237	144,524

				90,753	1,936,877

Angela G. Mago	5,352	56,848	2/17/2023(2)	47,755	1,022,871

	—	—	2/17/2023(3)	7,852	178,198

	—	—	2/24/2023(4)	8,430	176,049

	—	—	2/17/2023(5)	5,899	121,937

	—	—	2/17/2023(6)	5,500	109,836

				75,436	1,608,891

Amy G. Brady	—	—	2/17/2023(2)	41,785	895,005

	—	—	2/17/2023(3)	7,995	181,443

	—	—	2/24/2023(4)	7,376	154,037

	—	—	2/17/2023(5)	5,899	121,937

	—	—	2/17/2023(6)	4,342	86,710

			2/24/2023(7)	52,687	1,100,293

				120,084	2,539,425

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Compensation of Executive Officers and Directors

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Award Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Donald R. Kimble	—	—	2/17/2023(2)	65,663	1,406,450

	—	—	2/17/2023(3)	10,279	233,277

	—	—	2/24/2023(4)	11,591	242,062

	—	—	2/17/2023(5)	9,046	186,988

	—	—	2/17/2023(6)	6,947	138,732

	—	—	2/17/2023(7)	26,643	575,061

	—	—	12/1/2023(8)	6,268	82,870

	—	—	12/15/2023(9)	90	1,285

				136,527	2,866,725

(1)

The value realized on exercise of an option award equals the number of shares for which the option was exercised multiplied by the excess of the closing market price of our common stock on the exercise date over the exercise price per share.

(2)

Mss. Brady, and Mago and Messrs. Kimble, Khayat, Gorman, and Paine each received a grant of performance shares as part of our annual long-term incentive program on February 24, 2020, which were earned based on our performance between 2020 and 2022 and fully vested and were paid in cash on February 17, 2023, except for the awards earned by Mr. Paine, who elected to defer payment a portion of his performance award under the Long-Term Incentive Deferral Plan (see page 54 of this proxy statement). In particular, Mr. Paine elected to defer payment of 20,960 performance shares, with a vesting date value of $401,387.

(3)	Mss. Brady and Mago and Messrs. Kimble, Khayat, Gorman, and Paine each received a grant of restricted stock units on February 18, 2019, one-quarter of which vested on February 17, 2023.

(4)	Mss. Brady and Mago and Messrs. Kimble, Khayat, Gorman, and Paine each received a grant of restricted stock units on February 24, 2020, one-quarter of which vested on February 17, 2023.

(5)	Mss. Brady and Mago and Messrs. Kimble, Khayat, Gorman, and Paine each received a grant of restricted stock units on February 15, 2021, one-quarter of which vested on February 17, 2023.

(6)	Mss. Brady and Mago and Messrs. Kimble, Khayat, Gorman, and Paine each received a grant of restricted stock units on February 14, 2022, one-quarter of which vested on February 17, 2023.

(7)

Mr. Kimble received a grant of stock-settled performance awards on February 24, 2020, 100% of which vested on February 17, 2023. Ms. Brady received a retention grant of restricted stock units on 2/24/2020, 100% of which vested on February 24, 2023.

(8)	Following Mr. Kimble’s May 1, 2023, retirement, he received full distribution on his deferred portion of his February 18, 2019 grant of performance shares.

(9)

The deferred portion of Mr. Kimble’s 2019 performance award described in footnote 8 was eligible for a dividend announced before the award vested. Mr. Kimble received payment of the dividend attributable to that award on the same date that all other eligible Key shareholders received payment for the dividend.

2023 Pension Benefits Table

The following table presents information about the Named Executive Officers’ participation in KeyCorp’s defined benefit pension plans. Values for participating Named Executive Officers are reported as of December 31, 2023. Named Executive Officers who have not participated in KeyCorp’s defined benefit pension plans are excluded from this table.

Name	Plan Name	Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)

Christopher M. Gorman	Consolidated Cash Balance Pension Plan	18	235,260	—

	Second Excess Cash Balance Pension Plan	18	771,517	—

Andrew J. “Randy” Paine III	Consolidated Cash Balance Pension Plan	16	235,343

	Second Excess Cash Balance Pension Plan	16	538,111	—

Angela G. Mago	Consolidated Cash Balance Pension Plan	22	415,507

	Second Excess Cash Balance Pension Plan	22	106,995	—

KeyCorp previously maintained both a qualified Consolidated Cash Balance Pension Plan (the “Pension Plan”) and a nonqualified Second Excess Cash Balance Pension Plan (the “Excess Plan”) in which employees, including Named Executive Officers, could participate. Credited service for Pension Plan and Excess Plan purposes was frozen as of December 31, 2009. Vesting service, however, continues to accrue.

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Compensation of Executive Officers and Directors

Pension Plan

Effective December 31, 2009, KeyCorp froze the Pension Plan. Benefits accrued through December 31, 2009, will continue to be credited with interest until the participant commences distribution of benefits. The Pension Plan’s interest crediting rate is established annually and is based on the rate for 30-year U.S. Treasury securities. For 2023, the Pension Plan’s interest crediting rate was 2.79%. For 2024, the Pension Plan’s interest crediting rate is 4.00%, Participants’ Pension Plan distributions may be made upon the participant’s retirement, termination of employment, or death. Distributions may be made in the form of a single lump sum payment, in the form of an annuity, or in a series of actuarially equivalent installments.

Excess Plan

KeyCorp established the Excess Plan effective January 1, 2005, and the Excess Plan was frozen on December 31, 2009. Benefits that accrued through December 31, 2009, continue to be credited with interest until distribution. The Excess Plan’s interest crediting rate is the same as the interest crediting rate for the Pension Plan. To be eligible to receive a distribution from the Excess Plan, a participant must be age 55 or older with a minimum of five years of vesting service. Participants who are involuntarily terminated for reasons other than for cause may receive a distribution of their Excess Plan benefits provided that, at the time of termination, the participant (i) has a minimum of 25 years of vesting service with KeyCorp and (ii) enters into an employment separation agreement (containing a full release with noncompete and nonsolicitation requirements) with us. Distributions are in the form of an annuity or actuarially equivalent installments (unless the participant’s benefit is under $50,000, in which case it is distributed as a single lump sum payment).

Ms. Mago and Messrs. Gorman and Paine participate in both the Pension Plan and Excess Plan. Ms. Brady and Messrs. Kimble and Khayat do not participate in either of those plans.

2023 Nonqualified Deferred Compensation Table

The following table shows the nonqualified deferred compensation activity for the Named Executive Officers for 2023 under our Second Deferred Savings Plan (“SDSP”), its predecessor, the Deferred Savings Plan (“DSP”) and our Long-Term Incentive Deferral Plan. KeyCorp did not make any Company contributions to the SDSP, DSP or Long-Term Incentive Deferral Plan in fiscal 2023 on behalf of any of our Named Executive Officers.

Name	Executive Contributions in Last FY ($)(1)	KeyCorp Contributions in Last FY ($)(1)	Aggregate Earnings (Losses) in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)

Christopher M. Gorman – Deferred Savings Plan	—	—	188,373	—	7,844,282

Clark Khayat – Deferred Savings Plan	—	—	—	—	—

Clark Khayat – Second Deferred Savings Plan	—	—	—	—	—

Andrew J. “Randy” Paine III – Deferred Savings Plan	—	—	470,983	—	3,921,113

Andrew J. “Randy” Paine III – Second Deferred Savings Plan	273,750	—	193,826	—	1,475,312

Andrew J. “Randy” Paine III – Long-Term Incentive Deferral Plan	401,387	—	260,785	—	1,021,151

Angela G. Mago – Deferred Savings Plan	—	—	325,609	—	1,993,092

Angela G. Mago – Second Deferred Savings Plan	562,500	—	271,226	—	1,961,522

Amy G. Brady – Deferred Savings Plan	—	—	462,508	—	2,307,492

Amy G. Brady – Second Deferred Savings Plan	662,500	—	343,313	—	2,776,848

Donald R. Kimble – Deferred Savings Plan	—	—	28,173	602,878	0

Donald R. Kimble – Second Deferred Savings Plan	—	—	30,175	—	191,642

Donald R. Kimble – Long-Term Incentive Deferral Plan	—		(209,763)	85,155	739,000

(1)

Executive contributions to the SDSP in the last fiscal year are reflected in the 2023 Summary Compensation Table on page 45 of this proxy statement. KeyCorp did not make any Company contributions to the SDSP, DSP or Long-Term Incentive Deferral Plan in 2023 on behalf of any of our Named Executive Officers.

(2)

Aggregate earnings (losses) in the last fiscal year are not reflected in the 2023 Summary Compensation Table on page 45 of this proxy statement because the earnings (losses) were neither preferential nor above-market.

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Compensation of Executive Officers and Directors

(3)

The aggregate balances at the last fiscal year-end represent the total ending account balance at December 31, 2023, for each Named Executive Officer under each of the SDSP and the DSP and, where applicable, the Long-Term Incentive Deferral Plan. Mr. Paine elected to defer 25% of his 2020 cash performance share award (otherwise payable in 2023) under the Long-Term Incentive Deferral Plan. The aggregate balances reported for the SDSP and the DSP include the following amounts that previously were reported in the Summary Compensation Table for prior fiscal years: Mr. Gorman’s executive contributions of $2,963,462, and KeyCorp contributions of $563,759; Mr. Kimble’s executive contributions of $427,786, and KeyCorp contributions of $54,900; Mr. Paine’s executive contributions of $1,414,858, and KeyCorp contributions of $40,800; Ms. Mago’s executive contributions of $1,042,500; and Ms. Brady’s executive contributions of $2,918,339, and KeyCorp contributions of $40,500. The aggregate balance reported for the Long-Term Incentive Deferral Plan reflects the following amounts that previously were reported in the Summary Compensation Table for prior fiscal years, which in each case is equal to the aggregate grant date fair value of the portion of the cash performance shares that were granted in such prior fiscal years and that were deferred by the applicable executive under the Long-Term Incentive Deferral Plan: Mr. Paine’s executive contributions of $931,612; and Mr. Kimble’s executive contributions of $1,527,137.

Second Deferred Savings Plan

KeyCorp maintains the SDSP, effective for deferrals on and after January 1, 2019. Eligible employees are designated by KeyCorp, and participating employees may defer up to 75% of their base salary, 75% of their incentive/commission payments, and 75% of their annual incentive awards under the SDSP. KeyCorp also has the discretion to provide company contributions (which may include matching contributions) under the SDSP. SDSP deferrals are invested on a bookkeeping basis as selected by the participant from a range of notional investment funds. Distributions of vested SDSP benefits are made in accordance with participant elections, either following the participant’s separation from service or on a specified “in-service” payment date during the participant’s employment. The interest-bearing fund is credited with a monthly interest rate equal to 120% of the applicable long-term federal rate as published by the Internal Revenue Service. Distributions of vested SDSP benefits are made following the employee’s separation from service.

Deferred Savings Plan

Prior to 2019, KeyCorp participating employees could elect to defer compensation and receive a matching contribution under the DSP. The DSP was closed to future deferrals upon the adoption of the SDSP. Participating employees were eligible to defer up to 50% of their base salary and up to 100% of their annual incentive awards (collectively referred to as “participant deferrals”) to the DSP once their compensation for the applicable plan year reached the IRS compensation limits for the year. We provided DSP participants with an employer match on the first 6% of participant deferrals under the DSP in excess of the IRS compensation limits, which employer match could not exceed 6% of the lesser of (i) $500,000 or (ii) the participant’s annual compensation and was subject to a three-year vesting requirement. In 2019, the matching contribution to the DSP was eliminated. DSP account balances are invested on a bookkeeping basis in investment funds that mirror the funds offered under the 401(k) Savings Plan as well as in an interest-bearing fund. The interest-bearing fund is credited with a monthly interest rate equal to 120% of the applicable long-term federal rate as published by the Internal Revenue Service. Distributions of vested DSP benefits are made following the employee’s separation from service.

Long-Term Incentive Deferral Plan

Beginning with performance share awards granted in 2019, executive officers are eligible to participate in our non-qualified Long-Term Incentive Deferral Plan, which provides our executive officers the ability to defer receipt of between 25% and 80% of their performance share award beyond the original vesting date to a date not sooner than their termination date. Performance share awards deferred under the Long-Term Incentive Deferral Plan are credited to participant accounts after the awards are earned and vested. Participant accounts under the Long-Term Incentive Deferral Plan are credited with earnings on a bookkeeping basis based on the value of notional KeyCorp common shares, plus dividend equivalents to be credited (where applicable) consistent with the manner of crediting dividend equivalents pursuant to the terms of the applicable performance share award.

54

Compensation of Executive Officers and Directors

Potential Payments Upon Termination or Change of Control

The following table describes the compensation and benefit enhancements that generally would be provided to the Named Executive Officers in various scenarios involving a termination of employment, other than compensation and benefits generally available to all salaried employees. We may also negotiate other benefits in connection with the termination of a Named Executive Officer’s employment. The table describes our 2023 equity grant practices. To the extent relevant, prior practices are described in the footnotes.

Termination Event (1)	Severance Pay	Annual Incentive (2)	Stock Options	Restricted Stock Units (3)	Performance Awards	Nonqualified Pension Benefits (4)	Nonqualified Deferred Compensation (5)
Death	None	Forfeited unless employed on payment date	Full vesting; all expire at earlier of four years or normal expiration	Full vesting and immediate distribution	Full vesting and immediate distribution at target	Full vesting of unvested balance with five years of service	Full vesting of unvested company contributions
Disability	None	Forfeited unless employed on payment date	Full vesting; all expire at earlier of five years or normal expiration	Full vesting and immediate distribution	Full vesting and immediate distribution at target	Full vesting of unvested balance upon termination	Full vesting of unvested company contributions
Retirement	None	Forfeited unless employed on payment date	Pro rata vesting, or full vesting if retire on or after age 60 with 10 years of service (8); all expire at earlier of five years or normal expiration	Pro rata vesting, or full vesting if retire on or after age 60 with 10 years of service (8), distribution on vesting dates	Pro rata vesting, or full vesting if retire on or after age 60 with 10 years of service (8), distribution on vesting date	Full vesting of unvested balance	Full vesting of unvested company contributions with three years of service
Limited Circumstances	Up to 52 weeks salary continuation	Forfeited unless employed on payment date	Full vesting (unless otherwise determined by the Compensation Committee) on remaining vesting dates; all expire at earlier of five years or normal expiration (6)	Full vesting (unless otherwise determined by the Compensation Committee) and distribution on remaining vesting dates	Full vesting and distribution on vesting date	Unvested balance forfeited unless 25 years of service	Full vesting of unvested company contributions
Change of Control Termination	Two times sum of base salary and the target annual incentive (CEO receives a three- times benefit) Payment equal to 18 months COBRA premiums	Forfeited unless employed on payment date	Full vesting; all expire at earlier of two years or normal expiration	Full vesting and immediate distribution	Full vesting (7)	Full vesting of unvested balance	Full vesting of unvested company contributions Payment equal to two additional years (CEO receives three years) of matching contributions under qualified and nonqualified retirement plans

(1)	For purposes of the table above and, where applicable, the following tables, we define:

“Retirement” to mean a Named Executive Officer’s voluntary termination on or after age 55 with five years of service;

“Limited Circumstances” as a termination in which a Named Executive Officer becomes entitled to severance benefits either (i) under our Separation Pay Plan which generally provides all employees with benefits in the event of a loss of employment due to a reduction in staff, or (ii) pursuant to a separation agreement entered into in connection with the termination. We may negotiate severance arrangements in the context of a Named Executive Officer’s termination which may include the benefits described above for a termination under “Limited Circumstances” or such other benefits as may be negotiated in connection with the termination.

“Change of Control Termination” as a Named Executive Officer’s involuntary termination or voluntary termination for “good reason,” in each case within two years following a change of control.

55

Compensation of Executive Officers and Directors

(2)

Notwithstanding the general rule of forfeiture, all employees are eligible to receive a discretionary prorated annual incentive earned for the year of termination, and we may also pay annual incentives earned with respect to performance in the immediately preceding year, to the extent unpaid at the time of termination.

(3)

Any restricted stock units attributable to annual cash incentives that were required to be deferred in accordance with our deferral requirements will vest in full on the remaining vesting dates if an employee terminates as result of a Retirement or Limited Circumstances; however, in the event of a termination of employment due to Death or Disability, any restricted stock units attributable to annual cash incentives that were required to be deferred in accordance with our deferral requirements will vest in full and be distributed immediately.

(4)	Please see the narrative to the 2023 Pension Benefits Table for more information about our nonqualified pension plans.

(5)	Please see the narrative to the 2023 Nonqualified Deferred Compensation Table for more information about our nonqualified deferred compensation plans.

(6)	Prior to 2018, vested stock options expired at the earlier of three years or normal expiration.

(7)

Unvested awards that become vested due to a Change of Control Termination vest at target unless both the change of control and termination occur after the end of the performance period, in which case the amount of the award would be based on actual performance. The award would then be distributed immediately.

(8)

Upon retirement after age 60 with 10 years of service, full vesting applies to equity awards after the first anniversary of the applicable date of grant (unless determined otherwise by the Compensation Committee).

2023 Post-Termination Tables

The following tables set forth the compensation that would be paid by KeyCorp to the Named Executive Officers assuming a termination of employment and/or Change of Control Termination on December 29, 2023, in the various scenarios outlined below. Except as otherwise noted below, the values reported for stock options, restricted stock units, and performance awards are based on the closing price of KeyCorp common shares on December 29, 2023, of $14.40. No amounts are shown in the stock options columns below, because the exercise prices of all unvested options held by the Named Executive Officers were higher than the closing price on December 29, 2023.

Christopher M. Gorman

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)(1)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	—	3,557,593	8,319,423	—	—	11,877,016
Disability	—	—	—	3,557,593	8,319,423	—	—	11,877,016
Retirement (2)	—	—	—	2,218,179	5,875,575			8,093,754
Limited Circumstances (3)	1,200,000	—	—	3,557,593	8,319,423	—	—	13,077,016
Change of Control Termination (4)	11,721,922	—	—	3,557,593	8,319,423	—	67,500	23,666,438

(1)	No amount is reported in this column for stock options because the exercise price of each outstanding stock option was higher than the closing price of KeyCorp common shares on December 29, 2023.

(2)

Mr. Gorman is retirement eligible as he is at least age 60 with at least 10 years of service and therefore would receive full vesting treatment on unvested restricted stock units or stock option equity awards (as long as the award is more than one year outstanding). Mr. Gorman is also fully vested in all retirement and pension benefits, so there would be no accelerated value associated with a termination.

(3)

In the event of a termination under Limited Circumstances, Mr. Gorman would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Gorman may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(4)

Mr. Gorman is entitled to receive severance of three times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as three additional years of deferred compensation matching contributions.

56

Compensation of Executive Officers and Directors

Clark Khayat

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)(1)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	—	982,906	1,424,206	—	—	2,407,112
Disability	—	—	—	982,906	1,424,206	—	—	2,407,112
Retirement (2)	—	—	—	—	—	—	—	—
Limited Circumstances (3)	600,000	—	—	982,906	1,424,206	—	—	3,007,112
Change of Control Termination (4)	5,119,755	—	—	982,906	1,424,206	—	45,000	7,571,867

(1)	No amount is reported in this column for stock options because the exercise price of each outstanding stock option was higher than the closing price of KeyCorp common shares on December 29, 2023.

(2)	Mr. Khayat is not retirement eligible and therefore all unvested, outstanding equity awards would be forfeited.

(3)

In the event of a termination under Limited Circumstances, Mr. Khayat would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Khayat may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(4)

Mr. Khayat is entitled to receive severance of two times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

Andrew J. “Randy” Paine

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)(1)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)(2)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	—	1,456,839	3,349,081	538,111	—	5,344,031
Disability	—	—	—	1,456,839	3,349,081	538,111	—	5,344,031
Retirement (3)	—	—	—	—	—	—	—	—
Limited Circumstances (4)	600,000	—	—	1,456,839	3,349,081	—	—	5,405,920
Change of Control Termination (5)	7,533,654	—	—	1,456,839	3,349,081	538,111	45,000	12,922,685

(1)	No amount is reported in this column for stock options because the exercise price of each outstanding stock option was higher than the closing price of KeyCorp common shares on December 29, 2023.

(2)	Mr. Paine would receive accelerated vesting and payment of his outstanding Excess Plan balance in the event of death, disability, or a Change of Control Termination.

(3)	Mr. Paine was not retirement eligible as of December 31, 2023, and therefore all unvested, outstanding equity awards would be forfeited.

(4)

In the event of a termination under Limited Circumstances, Mr. Paine would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Paine may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(5)

Mr. Paine is entitled to receive severance of two times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

57

Compensation of Executive Officers and Directors

Angela G. Mago

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)(1)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	—	1,069,407	2,412,301	—	—	3,481,708
Disability	—	—	—	1,069,407	2,412,301	—	—	3,481,708
Retirement (2)	—	—	—	498,542	1,430,006	—	—	1,928,549
Limited Circumstances (3)	600,000	—	—	1,069,407	2,412,301	—	—	4,081,708
Change of Control Termination (4)	6,324,015	—	—	1,069,407	2,412,301	—	45,000	9,850,723

(1)	No amount is reported in this column for stock options because the exercise price of each outstanding stock option was higher than the closing price of KeyCorp common shares on December 29, 2023.

(2)

Ms. Mago is retirement eligible as she is at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards. Ms. Mago is also fully vested in all retirement and pension benefits, so there would be no accelerated value associated with a termination.

(3)

In the event of a termination under Limited Circumstances, Ms. Mago would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Ms. Mago may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(4)

Ms. Mago is entitled to receive severance of two times the sum of her base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

Amy G. Brady

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)(1)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	—	898,304	2,069,903	—	—	2,968,206
Disability	—	—	—	898,304	2,069,903	—	—	2,968,206
Retirement (2)	—	—	—	435,053	1,285,214	—	—	1,720,267
Limited Circumstances (3)	700,000	—	—	898,304	2,069,903	—	—	3,668,206
Change of Control Termination (4)	6,024,015	—	—	898,304	2,069,903	—	45,000	9,037,221

(1)	No amount is reported in this column for stock options because the exercise price of each outstanding stock option was higher than the closing price of KeyCorp common shares on December 29, 2023.

(2)	Ms. Brady is retirement eligible as she is at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards.

(3)

In the event of a termination under Limited Circumstances, Ms. Brady would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Ms. Brady may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(4)

Ms. Brady is entitled to receive severance of two times the sum of her base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

58

Compensation of Executive Officers and Directors

Donald R. Kimble

Termination Event (1)	Severance Pay ($)(3)	Annual Incentive ($)(4)	Stock Options ($)(5)	Restricted Stock Units ($)(6)	Performance Awards ($)(7)	Nonqualified Deferred Compensation ($)(8)	Other Benefits and Perquisites ($)(9)	Totals ($)

Retirement (2)	—	443,333	—	1,882,762	1,792,769	—	—	4,118,864

(1)	This table reflects the amounts actually paid or accrued in respect to Mr. Kimble’s May 1, 2023 retirement.

(2)

At the time of retirement, Mr. Kimble was at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards, but the Compensation Committee credited Mr. Kimble with one additional month of service, so that he received 60 and 10 retirement treatment (continued vesting without proration) on his outstanding equity at the time of his retirement as he was approximately one month away from meeting this criteria. Accordingly, his outstanding equity received continued vesting in full rather than pro rata vesting.

(3)	Mr. Kimble did not receive any cash severance from Key as he voluntarily retired.

(4)	Mr. Kimble received a prorated incentive in respect of his service as our Chief Financial Officer until March 16, 2023 and as our Chief Administrative Officer and Vice-Chairman until May 1, 2023.

(5)	The $10.72 closing price of KeyCorp common shares on May 1, 2023 was less than the exercise price of all of Mr. Kimble’s outstanding stock options that had not vested prior to his retirement.

(6)

The value of Mr. Kimble’s restricted stock units at the date of his retirement, May 1, 2023. All of Mr. Kimble’s outstanding restricted stock units received full continued vesting upon his retirement. All outstanding restricted stock units will continue to earn dividend equivalents up until the applicable vesting dates.

(7)

The value of Mr. Kimble’s performance shares at the date of his retirement, May 1, 2023. Mr. Kimble’s performance shares are subject to the achievement of the applicable performance goals, with values reported based on the target level for open performance cycles. All outstanding performance awards vested in full in accordance with terms of the applicable award agreement. Outstanding performance awards will continue to earn dividend equivalents up until the applicable vesting dates.

(8)

Mr. Kimble did not receive any enhancement to his benefits under the Deferred Savings Plan in connection with his retirement. Mr. Kimble’s accrued benefits and payments received under the Deferred Savings Plan in 2023 are reported in the 2023 Nonqualified Deferred Compensation Table on page 53 of this proxy statement. Mr. Kimble has taken a distribution from his Deferred Savings Plan in the amount of $602,878 as reported in the 2023 Nonqualified Deferred Compensation Table.

(9)	Mr. Kimble did not participate in Financial Planning Services through May 1, 2023 and did not have any excess Perquisites that would be reportable.

59

Compensation of Executive Officers and Directors

Pay Ratio

In compliance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K, we are providing the following information with respect to our last completed fiscal year. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2023, the median of the annual total compensation of all employees, excluding the CEO, is $80,737. The annual total compensation of the CEO, as reported in the 2023 Summary Compensation Table (“SCT”), is $10,268,718. The ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees is 127 to 1.

In determining the information provided above, we used the following methodology and estimates:

We first identified the median employee in the following manner, as permitted by the SEC’s rules:

•	We compiled a list of all employees as of December 31, 2023, other than the CEO.

•

We also excluded from that list all employees located outside of the United States (“U.S.”), who represent less than 5% of our total employee population. The excluded non-U.S. employees are located in England, and the approximate number of employees excluded from that jurisdiction was two. A total of two non-U.S. employees were excluded from the list and a total of 17,350 U.S. employees were included on the list.

•

We used wages reported in Box 1 of IRS Form W-2 as a consistently applied compensation measure to identify the median employee from the remaining employees on the list. For this purpose, we did not annualize the wages of any individuals who were employed less than the full fiscal year.

•

Upon further review, we noted that the median employee’s compensation reflected anomalous characteristics that could significantly distort the pay ratio calculation. As a result, we selected as our median employee a similarly compensated employee whose compensation did not include such anomalous characteristics.

Once the median employee was identified in the manner described above, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the SCT.

It should be noted that the pay ratio disclosure rules of Item 402(u) of Regulation S-K provide companies with a great deal of flexibility in determining their pay ratio reporting methodologies and in estimating the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which, among other factors such as differences in employee populations, geographic locations, business strategies, and compensation practices, may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including other companies within the financial services industry.

60

Compensation of Executive Officers and Directors

Required Pay Versus Performance Disclosure

The following information is being provided in compliance with Section 14(i) of the Securities Exchange Act of 1934, added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation
S-K
(“Item 402(v)”) with respect to fiscal years 2020, 2021, 2022, and 2023.
The table below shows pay both as reported in the Summary Compensation Table (“SCT Total”) for the applicable fiscal year (as also shown in the Summary Compensation Table on page 45 of this proxy statement) and as “Compensation Actually Paid” for each of our principal executive officer(s) (“PEO”, for Key, refers to our then-current Chief Executive Officer) and as an average of all of our non-PEO
named executive officers (“Other NEOs”) for the applicable fiscal year. Both SCT Total pay and Compensation Actually Paid are calculated in accordance with Regulation
S-K,
and differ substantially from the way that Key makes pay decisions. For example, SCT Total pay includes the accounting value of long-term incentive awards granted within the applicable fiscal year (which we generally consider to be part of the prior fiscal year’s total pay) and short-term incentive compensation earned with respect to that fiscal year, but paid in the immediately succeeding fiscal year. Similarly, Compensation Actually Paid calculates the change in value of outstanding long-term incentive awards during the applicable fiscal year, even if no compensation was realized from such awards.
The table also shows, each as required by Item 402(v), (i) Key’s cumulative total shareholder return (“TSR”) (ii) the TSR of a market capitalization weighted peer group, (iii) Key’s net income for the applicable fiscal year, and (iv) Key’s performance with respect to a “company-selected measure” which in our assessment represents the most important financial performance metric used to link Compensation Actually Paid to our named executive officers for the most recently completed fiscal year to Key’s performance. We selected Return on Tangible Common Equity (“ROTCE”) as our required company-selected measure. ROTCE is a return on equity measure that is commonly used to compare the performance of banks.

Year	SCT Total for PEO (Gorman) 1,8	SCT Total for PEO (Mooney) 1,8	Compensation Actually Paid to PEO (Gorman) 3	Compensation Actually Paid to PEO (Mooney) 3	Avg SCT Total for Other NEOs 2	Avg Comp Actually Paid to Other NEOs 3	Value of Initial Fixed $100 Investment Based On		Net Income (Loss) 6	ROTCE (Company- Selected Measure) 7
							Key’s Total TSR 4	Peer Group TSR 5

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2023	$10,268,718	—	$4,458,764	—	$3,449,335	$1,785,855	$86.44	$97.15	$967,000,000	9.63%
2022	$10,463,627	—	$6,082,087	—	$4,218,255	$2,400,360	$97.73	$98.15	$1,917,000,000	18.40%
2021	$8,653,484	—	$15,582,042	—	$4,737,878	$8,727,060	$124.75	$118.60	$2,625,000,000	19.47%
2020	$5,890,655	$11,512,891	$4,405,510	$8,494,214	$4,347,408	$3,444,490	$85.50	$88.88	$1,343,000,000	9.62%

(1)	“SCT Total” in columns (b) and (c) is the “Total ($)” reported in the summary compensation table for the applicable PEO(s) for the applicable fiscal year.

(2)
“SCT Total’ in column (f) is the average of the “Total ($)” reported in the summary compensation table for the Other NEOs listed in an applicable fiscal year. For 2020 through 2022, our Other NEOs were Mr. Kimble, Mr. Paine, Ms. Brady and Ms. Mago. For 2023, our Other NEOs also included Mr. Khayat in connection with his appointment as our Chief Financial Officer on March 16, 2023.

(3)
“Compensation Actually Paid” in columns (d), (e), and (g) was calculated in accordance with the requirements of Item 402(v). Key’s pension plan is frozen, and no service costs accrue on the plan. As a result, no pension values are reflected in this number, as the originally reported “Change in Pension Value” for each applicable fiscal year was subtracted from the amounts shown in columns (b), (c), and (f), as applicable, per Item 402(v). As required by Item 402(v), the amounts shown in columns (b), (c), and (f), as applicable, were also decreased by the reported “Stock Awards” and “Option Awards” for each applicable fiscal year. Outstanding and unvested equity awards were then re-valued
as of the following dates:

(a)
Outstanding stock option grants were
re-valued
using a lattice model and in accordance with generally accepted accounting standards, as applicable, as of December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023 and as of any applicable vesting date.

(b)
Outstanding cash performance awards were valued, as applicable, as of December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022, and December 31, 2023 (based on our estimate of the outcome of the applicable performance conditions as of the last day of the applicable fiscal year) and as of any applicable vesting date.

(c)
Outstanding restricted stock unit awards were valued, as applicable, as of December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022, and December 31, 2023 and as of any applicable vesting date.

The recalculated equity award values were added to the amounts shown in columns (b), (c), and (f), as applicable, resulting in the “Compensation Actually Paid” values shown in columns (d), (e), and (g), respectively and as applicable.

61

Compensation of Executive Officers and Directors

The charts below show the deductions from and additions to SCT Total Compensation and Average SCT Total Compensation that were made in order to calculate Compensation Actually Paid as reported in columns (d), (e), and (g) for the most recently completed fiscal year included in the Pay Versus Performance Table:

Deductions and Additions to SCT Total for PEO (Gorman, column d)

	Pension Value Adjustments			Stock Award and Option Award Adjustments

Year	Deduct Change in Pension Value Reported in Summary Compensation Table	Add Service Cost	Add Prior Service Cost	Deduct Value of Stock Awards and Option Awards Reported in Summary Compensation Table	Add Year End Fair Value of Unvested Equity Awards Granted During the Fiscal Year	Add Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Add Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation
2023	($27,606)	$0	$0	($6,999,983)	$3,940,984	($3,843,463)	$0	$374,227	$0	$745,887

Average Deductions and Additions to SCT Total for Other NEOs (column g)

	Pension Value Adjustments (all amounts for Other NEOs reported as averages)			Stock Award and Option Award Adjustments (all amounts for Other NEOs reported as averages)

Year	Deduct Change in Pension Value Reported in Summary Compensation Table	Add Service Cost	Add Prior Service Cost	Deduct Value of Stock Awards and Option Awards Reported in Summary Compensation Table	Add Year End Fair Value of Unvested Equity Awards Granted During the Fiscal Year	Add Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Add Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation
2023	($7,107)	$0	$0	($1,910,248)	$1,174,016	($1,346,563)	$0	$186,443	$0	$239,980

(4)
Key’s TSR for each year listed is based on the percentage change in total shareholder return over the relevant period based on an initial $100 investment on December 31, 2019. The time periods shown in the table are December 31, 2019 – December 31, 2020, December 31, 2019 – December 31, 2021, December 31, 2019 – December 31, 2022, and December 31, 2019 – December 31, 2023.

(5)
The issuers included in Key’s peer group for purposes of TSR disclosure in this column for each fiscal year are as follows: Citizens Financial Group, Inc., Comerica Incorporated, Fifth Third Bancorp, Huntington Bancshares Incorporated, M&T Bank Corporation, The PNC Financial Services Group, Inc., Regions Financial Corporation, Truist Financial Corporation, U.S. Bancorp, and Zions Bancorporation. Peer Group TSR for each year listed is based on the percentage change in total shareholder return over the relevant period based on an initial $100 investment on December 31, 2019. The time periods shown in the table are December 31, 2019 – December 31, 2020, December 31, 2019 – December 31, 2021, December 31, 2019 – December 31, 2022, and December 31, 2019 – December 31, 2023.

(6)	Net Income was calculated in accordance with GAAP and is shown as reported in the Form 10-K Key filed for the applicable fiscal year.

(7)
ROTCE is a
non-GAAP
measure, which we define as income from continuing operations attributable to Key common shareholders (GAAP) divided by average KeyCorp shareholders’ equity, less average intangible assets, adjusted for average purchased credit card relationships, less average preferred stock. Key uses absolute adjusted ROTCE in its short-term incentive plan and relative adjusted ROTCE in its long-term incentive awards, as further described under “Elements of our Pay Program” on page 28 of this Proxy Statement and Definitions of Certain Financial Terms on page 42 of this Proxy Statement.

(8)	Mr. Gorman succeeded Ms. Mooney as Key’s Chief Executive Officer as of May 1, 2020.

62

Compensation of Executive Officers and Directors

The following chart shows the relationship between (i) Compensation Actually Paid to our PEO(s) and Average Compensation Actually Paid to our Other NEOs, and (ii) Key’s TSR, as well as (iii) the relationship between Key’s TSR and the TSR of our peer group. As the chart demonstrates, the value of Compensation Actually Paid (as we are required to calculate it for purposes of this disclosure) generally is directionally aligned with Key’s TSR, due to the large percentage of executive officer compensation that is paid in the form of long-term incentives whose value is tied to Key’s share price.

The following chart compares (i) Compensation Actually Paid to our PEO(s) and Average Compensation Actually Paid to our Other NEOs, and (ii) our Company-Selected Measure, ROTCE. We have historically used absolute adjusted ROTCE as a performance metric in our annual (short-term) incentive plan and relative adjusted ROTCE as a performance metric in our long-term incentive program due to the strong correlation between adjusted ROTCE and the delivery of positive share price performance to our shareholders. As described under “Annual Incentive Plan” beginning on page 29 of this proxy statement, we amended our annual incentive plan for 2023 in order to address our strategic pivot following the failures of SVB and Signature Bank, while retaining adjusted ROTCE as a key performance metric under the 2023 annual incentive plan for the first quarter of fiscal 2023. The Compensation Committee did not make any adjustments to the outstanding performance awards under our long-term incentive program, despite the negative impact of the environment (and Key’s strategic pivot in 2023) on adjusted ROTCE achievement under those awards. As shown below, ROTCE and Compensation Actually Paid generally reflect directional alignment.

63

Compensation of Executive Officers and Directors

The chart below shows the relationship between Net Income and Compensation Actually Paid. We do not find Net Income to an appropriate measure for assessing the relationship between Compensation Actually Paid and Key’s financial performance. For example, as a bank, we are required to make assumptions around future expected credit losses at the time we originate a loan or a debt instrument. These expected losses have the effect of reducing our Net Income, even though no actual loss has occurred. As conditions change, we may revise these assumptions and change our future expectations. To the extent that these assumptions lower the expectations of future credit losses, we are able to recognize this as a benefit to Net Income. For this reason, we do not include Net Income as a measure in any of our incentive plans.

Item 402(v) also requires that we provide the following tabular list of at least three and not more than seven financial performance measures that we have determined are our most important financial performance measures used to link compensation actually paid for the most recently completed fiscal year to Key’s performance:

Most Important Performance Measures
EPS
CET-1 Ratio
ROTCE
For 2023, the list of our most important financial performance measures includes
CET-1
Ratio (rather than Operating Leverage, which was included in the tabular list for fiscal 2022). This reflects our efforts in 2023 to pivot our strategy to meet the expectations of our shareholders and regulators following the failures of Silicon Valley Bank and Signature Bank in March 2023. More information about our strategic pivot and how we thought about it relative to incentive compensation can be found beginning on page 29 of this proxy statement, under “
Annual Incentive Plan
.”

64

Compensation of Executive Officers and Directors

Directors’ Compensation

Consistent with our philosophy of aligning the economic interests of our directors and shareholders, the directors’ compensation paid to each non-employee director of KeyCorp consists of: (i) a cash retainer and (ii) stock-based compensation, referred to as “deferred shares.” The total amount of the cash retainer paid to each director differs depending upon whether the director serves as a member of certain committees of the Board, as chair of a committee of the Board, or as Lead Director of the Board. Mr. Gorman, as an employee of KeyCorp, did not receive in 2023 and will not receive in 2024 any compensation for his service as a director.

Annually, the Nominating and Corporate Governance Committee reviews the amount and form of directors’ compensation payable to KeyCorp directors, including by comparing our program to the amounts and forms of directors’ compensation payable at bank holding companies in our Peer Group (identified on page 40 of this proxy statement). The Nominating and Corporate Governance Committee periodically requests information from CAP to assist in this annual review and did so in connection with setting director compensation for 2024. The Nominating and Corporate Governance Committee reports the results of its annual review to the full Board and recommends to the full Board changes, if any, to directors’ compensation. The Nominating and Corporate Governance Committee recommended no changes to the base amounts of directors’ compensation for 2024, but recommended $15,000 of additional cash retainer to certain directors for extraordinary service during 2023, which was approved and paid in 2023. Director compensation for 2023 and 2024 is described in the following table:

Annual Compensation Element	2023 ($)	2024 ($)
Cash Retainer	100,000	100,000
Deferred Share Award	140,000	140,000
Lead Director	45,000	45,000
Audit Committee Chair	40,000	40,000
Risk Committee Chair	40,000	40,000
Compensation and Organization Committee Chair	25,000	25,000
Technology Committee Chair	25,000	25,000
Nominating and Corporate Governance Committee Chair	25,000	25,000
Audit Committee Member	15,000	15,000
Risk Committee Member	15,000	15,000
Extraordinary Service Retainer	15,000	—

Deferral of Cash Retainer

Directors may elect to defer payment of all or a portion of their cash retainer to a future date. Under the Directors’ Deferred Share Sub-Plan, the deferred cash retainer is converted into deferred shares that are payable in KeyCorp common shares on the specified deferral date.

Deferred Shares

The Board has determined that a significant portion of the Board’s compensation should be equity compensation in order to more closely align the economic interests of directors and shareholders. Each non-employee director receives an annual award of deferred shares consisting of restricted stock units under the Directors’ Deferred Share Sub-Plan.

Each grant is subject to a minimum three-year deferral period, which is accelerated upon a director’s separation from the Board. The deferred shares are paid 50% in KeyCorp common shares and 50% in cash based on the value of a KeyCorp common share on the earlier of the last day of the deferral period or the date of the director’s separation from the Board.

Directors may elect to further defer the payment of any award of deferred shares beyond three years. If a further deferral election is made, 100% of these further deferred shares are paid in the form of KeyCorp common shares. Payment is not made on any further deferred shares until the designated deferral date, which may be beyond the director’s separation from the Board.

65

Compensation of Executive Officers and Directors

2023 Director Compensation Table

The following table sets forth certain information regarding the compensation earned by or paid to each non-employee director who served on the Board of Directors in 2023. Mr. Gorman, as an employee of KeyCorp, was not compensated for his services as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Alexander M. Cutler	170,000	139,995	309,995
H. James Dallas	140,000	139,995	279,995
Elizabeth R. Gile	155,000	139,995	294,995
Ruth Ann M. Gillis	115,000	139,995	254,995
Robin N. Hayes	115,000	139,995	254,995
Carlton L. Highsmith	115,000	139,995	254,995
Richard J. Hipple	155,000	139,995	294,995
Devina A. Rankin	115,000	139,995	254,995
Barbara R. Snyder	125,000	139,995	264,995
Richard J. Tobin	100,000	139,995	239,995
Todd J. Vasos	100,000	139,995	239,995
David K. Wilson	130,000	139,995	269,995

1)

Amounts reported in the “Fees Earned or Paid in Cash” column include fees for service as chair of a Board committee during 2023 as follows: Barbara R. Snyder, Compensation and Organization Committee Chair; Richard J. Hipple, Audit Committee Chair; Elizabeth R. Gile, Risk Committee Chair; H. James Dallas, Technology Committee Chair; and Alexander M. Cutler, Nominating and Corporate Governance Committee Chair. Amounts reported in the “Fees Earned or Paid in Cash” column further include fees for service as a member of the Risk Committee and Audit Committee during 2023 as follows: H. James Dallas, Audit Committee Member; Ruth Ann M. Gillis, Audit Committee Member; Robin N. Hayes, Risk Committee Member; Carlton L. Highsmith, Risk Committee Member; Devina A. Rankin, Audit Committee Member; and David K. Wilson, Risk Committee Member. For Alexander M. Cutler, the amount reported in the “Fees Earned or Paid in Cash” column also includes fees for his service during 2023 as Lead Director. Amounts reported in the “Fees Earned or Paid in Cash” column include fees for extraordinary service during 2023 to each of Elizabeth R. Gile, Richard J. Hipple, and David K. Wilson.

(2)

Amounts reported in the Stock Awards column represent the aggregate grant date fair value of the stock awards granted during the year computed in accordance with applicable accounting guidance. The accounting assumptions used in calculating the grant date fair value are presented in Note 17 to the Consolidated Financial Statements of our 2023 Annual Report. On May 11, 2023, each director who was then serving received a grant of 15,401 fully vested deferred shares at a fair market value of $140,000, rounded down to the nearest whole share. One-half of this deferred share award is payable in shares and one-half of this award is payable in cash on the third anniversary of the grant date unless the director has elected to further defer payment, in which case the entire award is payable in shares.

66

Compensation of Executive Officers and Directors

As of December 31, 2023, the non-employee directors who served during 2023 and are listed in the table below had outstanding stock awards payable in common shares in the following amounts:

Name	Outstanding Stock Awards
Alexander M. Cutler	47,243
H. James Dallas	15,386
Elizabeth R. Gile	102,051
Ruth Ann M. Gillis	45,385
Robin N. Hayes	29,573
Carlton L. Highsmith	15,386
Richard J. Hipple	15,386
Devina A. Rankin	44,528
Barbara R. Snyder	180,004
Richard J. Tobin	39,393
Todd J. Vasos	54,092
David K. Wilson	61,533

67

Audit Matters

Audit Matters

Ernst & Young’s Fees

The following is a summary and description of fees billed for services provided by our independent auditor, Ernst & Young, for fiscal years 2023 and 2022.

Services	2023 ($)	2022 ($)
Audit Fees (1)	6,165,000	6,088,000
Audit-Related Fees (2)	933,000	988,000
Tax Fees (3)	67,000	137,000
All Other Fees (4)	—	49,000
Total	7,165,000	7,262,000

(1)

Aggregate fees billed for professional services in connection with the integrated audit of KeyCorp’s annual financial statements for fiscal years 2023 and 2022, reviews of financial statements included in KeyCorp’s Forms 10-Q for 2023 and 2022, and audits of KeyCorp subsidiaries for fiscal years 2023 and 2022.

(2)

Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of KeyCorp’s financial statements and are not reported as “audit fees” above. These services consisted of attestation and compliance reports in 2023 and 2022.

(3)

Aggregate fees billed for permissible tax services. These services consisted of tax compliance services provided to certain investment funds managed by KeyCorp and tax compliance services provided to certain domestic and foreign subsidiaries of KeyCorp in 2023 and 2022, as well as tax advisory services related to KeyCorp’s remote work policy project in 2022.

(4)

Aggregate fees billed for products and services other than those described above. These products and services consisted of permissible advisory services. These services consisted of assisting with the development of certain regulatory reporting training modules in 2022.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a Policy Statement on Independent Auditing Firm’s Services and Related Fees, which governs the Audit Committee’s pre-approval process for services provided by the independent audit firm and fees paid to such firm. Those services may include audit services, audit-related services, tax services, and other services. Any audit, audit-related, tax, or other services not incorporated in the scope of services pre-approved at the time of the approval of the annual audit engagement and that are proposed subsequent to that approval require the pre-approval of the Audit Committee, which may be delegated to the Chair of the Audit Committee, whose action on the request shall be reported at the next meeting of the full Audit Committee. Audit, audit-related, tax, and other services incorporated in the scope of services pre-approved at the time of the approval of the annual audit engagement, and which are recurring in nature, do not require recurring pre-approvals during the year of the initial pre-approval. Services that are pre-approved in one year that extend into the subsequent year require pre-approval in the subsequent year. The independent audit firm is required to regularly report to the Audit Committee regarding the extent of audit, audit-related, tax, and other services provided by the independent audit firm and the related fees for such services. During 2023, all services were pre-approved by the Audit Committee in accordance with this policy.

68

Audit Committee Report

Audit Committee Report

The Audit Committee of the KeyCorp Board of Directors is currently composed of four independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee annually selects KeyCorp’s independent audit firm, subject to shareholder ratification.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent audit firm retained to audit KeyCorp’s consolidated financial statements. The independent audit firm is responsible for performing an independent audit of KeyCorp’s consolidated financial statements in accordance with generally accepted auditing standards, issuing a report thereon, and auditing the effectiveness of KeyCorp’s internal controls over financial reporting. Management is responsible for KeyCorp’s internal controls and financial reporting process.

Annually, the Audit Committee considers the results of an evaluation of the qualifications, experience, candor, independence, objectivity, and professional skepticism of the independent external auditor in determining whether to retain the firm for the next fiscal year. In assessing the external auditor’s independence, the Audit Committee considers non-audit fees and services provided by the external auditor. As part of the annual evaluation, the Audit Committee reviews and considers the results of the Public Company Accounting Oversight Board’s annual inspection of the independent external auditor. The evaluation is led by KeyCorp’s General Auditor and Chief Risk Review Officer, who reports directly to the Audit Committee. The Audit Committee oversees the audit fees negotiations associated with KeyCorp’s retention of the independent auditor and has the sole authority to approve the audit fees. In accordance with rules of the Securities and Exchange Commission, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to KeyCorp. In conjunction with this five-year mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of the independent auditor’s new lead engagement partner. Pursuant to the five-year mandated rotation, a new lead engagement partner was designated in 2021. Ernst & Young has been retained as KeyCorp’s independent external auditor continuously since the 1994 merger of KeyCorp and Society Corporation. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young to serve as KeyCorp’s independent external auditor is in the best interests of KeyCorp and its investors. In making this determination, the Audit Committee considers the impact to KeyCorp of changing external auditors. At each regularly scheduled meeting, the Audit Committee holds executive sessions and private meetings with individual members of management, internal audit, and the independent external auditor as the Audit Committee deems necessary.

In fulfilling its oversight responsibility, the Audit Committee relies on the accuracy of financial and other information, opinions, reports, and statements provided to the Audit Committee. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Nor does the Audit Committee’s oversight assure that the audit of KeyCorp’s financial statements has been carried out in accordance with generally accepted auditing standards or that the audited financial statements are presented in accordance with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of KeyCorp and the results of Ernst & Young’s audit of KeyCorp’s internal controls over financial reporting for the year ended December 31, 2023 (“Audited Financial Statements”) with KeyCorp’s management and Ernst & Young. In addition, the Audit Committee has discussed with Ernst & Young the Critical Audit Matters and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. A portion of the Audit Committee’s review and discussion with Ernst & Young occurred in private sessions, without KeyCorp management present. The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young its independence from KeyCorp.

Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended to KeyCorp’s Board of Directors the inclusion of the Audited Financial Statements in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2023, that was filed with the Securities and Exchange Commission.

Audit Committee of the KeyCorp Board of Directors:

Richard J. Hipple (Chair)

H. James Dallas

Ruth Ann M. Gillis

Devina A. Rankin

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PROPOSAL TWO: Ratification of Independent Auditor

PROPOSAL TWO: Ratification of Independent Auditor

The Audit Committee of the Board of Directors of KeyCorp has appointed Ernst & Young LLP (“Ernst & Young”) as KeyCorp’s independent auditor to examine the consolidated financial statements of KeyCorp for the 2024 fiscal year. The Board of Directors recommends ratification of the Audit Committee’s appointment of Ernst & Young.

A representative of Ernst & Young will be present at the meeting with an opportunity to make a statement if such representative desires to do so and to respond to appropriate questions.

Although shareholder approval of this appointment is not required by law or binding on the Audit Committee, the Audit Committee believes that shareholders should be given the opportunity to express their views. If the shareholders do not ratify the appointment of Ernst & Young as KeyCorp’s independent auditors, the Audit Committee will consider this vote in determining whether or not to continue the engagement of Ernst & Young.

Vote Required

Approval of this proposal will require the affirmative vote of a majority of the KeyCorp common shares represented in person or by proxy at the Annual Meeting.

The Board of Directors unanimously recommends that our shareholders vote “FOR” the ratification of this appointment.

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PROPOSAL THREE: Advisory Approval of KeyCorp’s Executive Compensation

PROPOSAL THREE: Advisory Approval of KeyCorp’s Executive Compensation

KeyCorp’s Board of Directors is providing shareholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers at this Annual Meeting as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act. At the 2023 Annual Meeting of Shareholders, shareholders were asked to recommend how often they should be given the opportunity to cast this advisory vote. The shareholders overwhelmingly voted for an annual advisory vote on executive compensation and the Board approved this choice. The next shareholder vote on the frequency of future votes on Named Executive Officer compensation is expected to occur at our 2029 Annual Meeting of Shareholders.

The vote on the compensation of our Named Executive Officers will not be binding on or overrule any decisions by KeyCorp’s Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of KeyCorp’s shareholders to make proposals for inclusion in proxy materials related to executive compensation. However, as described in the “Compensation Discussion and Analysis” section beginning on page 25 of this proxy statement, the Compensation Committee has taken into account the results of previous votes on this issue in considering executive compensation arrangements and will take into account the outcome of this year’s vote when considering such arrangements in the future.

This advisory proposal was approved by approximately 93% of the KeyCorp common shares represented at the 2023 Annual Meeting of Shareholders. As discussed in the “Compensation Discussion and Analysis” section beginning on page 25 of this proxy statement, the Compensation Committee believes that the compensation of our Named Executive Officers for 2023 is reasonable and appropriate in light of the 2023 performance of the Company, is consistent with our pay-for-performance compensation philosophy, and helps to ensure the alignment of management’s interests with our shareholders’ interests to support long-term value creation.

The Board of Directors has determined that the best way to allow shareholders to vote on KeyCorp’s executive compensation is through the following resolution:

RESOLVED, that the shareholders approve on an advisory basis KeyCorp’s Named Executive Officer compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding Named Executive Officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

Vote Required

Approval of this proposal will require the affirmative vote of a majority of the KeyCorp common shares represented in person or by proxy at the Annual Meeting.

The Board of Directors unanimously recommends that our shareholders vote “FOR” this proposal.

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PROPOSAL FOUR: Shareholder Proposal Seeking an Independent Board Chairperson

PROPOSAL FOUR: Shareholder Proposal Seeking an Independent Board Chairperson

The following proposal was submitted for inclusion in this proxy statement by Mr. John Chevedden, on behalf of Mr. Kenneth Steiner. Mr. Steiner owns KeyCorp common shares with a market value in excess of $2,000. In accordance with rules of the Securities and Exchange Commission, the text of Mr. Steiner’s resolution and supporting statement appear below, printed verbatim from his submission. The Board of Directors recommends a vote “AGAINST” this proposal.

Proposal 4 – Independent Board Chairman

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an expedited basis.

It is best practice to adopt this proposal soon. However this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.

This proposal topic won 52% support at Boeing and 54% support at Baxter International in 2020. Boeing then adopted this proposal topic in 2020.

KeyCorp is Exhibit A in why the Lead Director role is a poor alternative to an independent Board Chairman.

KeyCorp Lead Director, Mr. Alexander Cutler violates the most important attribute of a Lead Director – independence. As director tenure goes up director independence goes down. Mr. Cutler has 24-years director tenure. Mr. Cutler’s long tenure makes him a prime candidate to retire. It is time for a change given that our stock was at $37 in 2007, relatively early in Mr. Cutler’s tenure.

Mr. Cutler and Mr. Christopher Gorman, KeyCorp Chair and CEO, were the 2 directors who received the most against votes at the 2021 and the 2023 annual meetings.

Plus Mr. Cutler chairs the KeyCorp Nomination and Governance Committee.

With the current CEO serving as Chair this means giving up a substantial check and balance safeguard that can only occur with an independent Board Chairman.

A lead director is no substitute for an independent board chairman. A lead director cannot call a special shareholder meeting. A lead director can delegate most of his lead director duties to others and then simply rubber-stamp it. There is no way KeyCorp shareholders can be sure of what goes on.

Please vote yes:

Independent Board Chairman – Proposal 4

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PROPOSAL FOUR: Shareholder Proposal Seeking an Independent Board Chairperson

Board of Directors Statement and Recommendation

The Board of Directors has carefully reviewed the proposal and recommends that the shareholders vote AGAINST it. The Board believes that independent Board leadership is critical and that the Board should have the flexibility to consider all relevant factors and select the most appropriate leadership structure for the Company’s circumstances at any given time. The current Board leadership structure, together with the Board’s other practices described below and elsewhere in this Proxy Statement, already provides effective independent oversight of management, promotes Board accountability and responsiveness to shareholders, and facilitates our execution on strategic priorities.

Our Board is committed to robust independent Board leadership. The Board has an independent Lead Director with a meaningful role, 12 independent directors, and a strong, independent committee structure. We believe this leadership structure enables the Board to focus on key policy and strategic issues and helps us operate in the best interests of shareholders, while maintaining a strong, independent perspective that holds management accountable.

A Strong Lead Director Provides Independent Oversight and Balance

KeyCorp’s independent directors have elected Alexander M. Cutler to provide independent Board leadership as the Board’s independent Lead Director for 2024. Among his specific responsibilities, the independent Lead Director:

•	presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors held after each regularly scheduled Board meeting;

•	serves as liaison between the Chairman and the independent directors;

•	approves Board meeting schedules as well as meeting materials and agendas for each full Board meeting and executive sessions of independent directors;

•	has the authority to call meetings of the independent directors or full Board at any time;

•	participates in discussions with major shareholders regarding governance matters as part of KeyCorp’s proactive shareholder engagement;

•

is in frequent contact with the Chairman with respect to major issues and strategic opportunities before KeyCorp, and any significant actions contemplated by KeyCorp are discussed with the Lead Director at an early stage;

•	advises on the retention of independent consultants to the Board;

•	assists the Board and management in assuring compliance with applicable securities laws and fiduciary duties to shareholders;

•	oversees initiatives to implement enhancements to KeyCorp’s governance policies, including the Corporate Governance Guidelines;

•	serves as a focal point for independent Committee Chairs and provides guidance, coordination, and advice for the committees; and

•	together with the Chair of the Compensation Committee, facilitates the evaluation of the performance of KeyCorp’s Chief Executive Officer.

The Lead Director seeks input from independent directors with respect to items to be included on the agenda for each Board meeting and provides feedback from the independent directors while engaging in the agenda-building process. The Lead Director also interviews all candidates for election to the Board and oversees changes to the composition of Board committees. In addition to fulfilling the Lead Director responsibilities outlined above, Mr. Cutler is an actively engaged director who regularly communicates with the Chairman, other members of the Board, and our management team on various topics of importance to KeyCorp.

The independent directors also assess the effectiveness of the Lead Director annually in connection with the annual election of a person to fill this role and provide candid feedback on the performance of the Lead Director’s specified responsibilities. The formal evaluation process is conducted by the Board in executive session with the Lead Director excused from participation.

Robust Governance Framework in Place to Protect Shareholders

The Board has also taken other steps to provide for independent, effective oversight of management. Currently, 12 of the Board’s 13 members are independent directors. We have added four new independent directors since 2020. Our independent directors have extensive corporate governance and leadership experience, and many are current or retired Chief Executive Officers of public companies or otherwise have significant public company experience. Each standing

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PROPOSAL FOUR: Shareholder Proposal Seeking an Independent Board Chairperson

committee of the Board is chaired by an independent director, and each standing committee consists solely of independent directors. The Board and its committees each meet in executive session on a regular basis without the presence of management, which provides additional time for the independent directors to fulfill their duty to provide independent oversight of management, and all Board members and committees have complete access to management and independent advisors. In addition, the Board by action at a meeting, or a majority of the Board acting without a meeting, can call a special meeting of shareholders in accordance with our Regulations and Ohio law.

Our Board leadership structure also enables the Board to exercise vigorous independent oversight of key issues relating to management development, succession and compensation, compliance and integrity, corporate governance, cybersecurity, and company strategy and risk. With respect to risk, the Board ensures that Key’s risks are managed in a manner that is effective and balanced and adds value for Key’s shareholders. The Board understands Key’s risk philosophy, approves Key’s risk appetite, inquires about risk practices, reviews the portfolio of risks, compares the actual risks to the risk appetite, and is apprised of significant risks, both current and emerging, and determines whether management is responding appropriately. With respect to risk and other areas that it oversees, the Board is well positioned to challenge management and promote accountability.

A Flexible Leadership Structure Benefits KeyCorp and our Shareholders

Due to the dynamic and competitive financial services industry in which we operate, we believe our Company and shareholders are best served by a flexible leadership structure, and the Board believes that the combined Chairman and Chief Executive Officer structure is the appropriate leadership structure. Because our approach is not rigid, our leadership structure may change as circumstances warrant. Since 2020, KeyCorp has been well served by Chris Gorman’s combined role as Chairman and Chief Executive Officer. Mr. Gorman’s combined leadership role has allowed him to set a unified overall tone and direction for KeyCorp, maintain consistency in the internal and external communication of our strategic and business priorities, manage KeyCorp’s operations in light of such strategic and business priorities, and focus on the development and execution of our strategic plans and priorities in an efficient and effective manner.

The Board annually (or more often if a new Chief Executive Officer is selected) evaluates KeyCorp’s leadership structure to assess whether it remains appropriate for the Company, taking into account a variety of factors including KeyCorp’s size, the nature of its business, the regulatory framework in which it operates, and the leadership structure of its peers. This annual review process also exists within the broader context of the Board’s ongoing review of its composition and effectiveness. The Board believes that a primary consideration for KeyCorp is that, as a large financial institution subject to significant regulation, KeyCorp must maintain a decisive and unified leadership structure that enables the Company to communicate swiftly and consistently with our stakeholders, including our regulators. We believe that swift and consistent communication is significantly enhanced if KeyCorp’s leadership, through our Chairman and Chief Executive Officer, speaks as a single voice on behalf of both the Board and management.

Summary

Our ongoing dialogue with our shareholders regarding their perspectives on Board leadership and independent oversight has confirmed our view that a strong, effective Lead Director, like Mr. Cutler, an independent Board, and independent standing committees provide the independent leadership necessary to balance the combined Chairman and Chief Executive Officer role and, with the formal and informal mechanisms we have in place, result in the Board effectiveness and efficiency that our shareholders expect. Further, these conversations reinforce our belief that the Board should maintain the flexibility to separate or combine the Chairman and Chief Executive Officer roles. The policy requested by the shareholder proposal would restrict the Board’s discretion to use its experience, judgment, and ongoing shareholder feedback to make the best-informed decision on its leadership structure.

Accordingly, we believe that this shareholder proposal is not in the best interests of KeyCorp and its shareholders, and for these reasons, the Board recommends that shareholders vote AGAINST this shareholder proposal.

Vote Required

Approval of this shareholder proposal will require the affirmative vote of a majority of the KeyCorp common shares represented in person or by proxy at the Annual Meeting.

The Board of Directors unanimously recommends that our shareholders vote “AGAINST” this proposal.

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General Information about the Annual Meeting

General Information about the Annual Meeting

Matters to Be Presented

KeyCorp’s Board of Directors is not aware of any matter to be presented at the Annual Meeting except those described in this proxy statement. If any other matter is properly brought before the Annual Meeting, the individuals you have authorized to vote your shares will vote on your behalf using their best judgment.

How Votes Will Be Counted

Each KeyCorp common share is entitled to one vote on each matter to be considered at the Annual Meeting. To transact business at the Annual Meeting, a majority of KeyCorp’s outstanding common shares must be present in person (virtually) or by proxy. This is known as a quorum. If you return a valid proxy, your shares will be counted for determining if a quorum is present at the Annual Meeting.

You may vote “FOR” or “AGAINST,” or choose to “ABSTAIN” from voting for, each nominee for the Board of Directors and for each of the other proposals. Generally, choosing to “ABSTAIN” from a vote is counted as a vote “AGAINST” a particular proposal. However, a vote to “ABSTAIN” from the election of any director (as in Proposal One of this proxy statement) will not be counted as a “FOR” or “AGAINST” vote. Even if you choose to “ABSTAIN” on any or every proposal, your shares will still be counted toward the quorum.

If you are a beneficial shareholder (i.e., your shares are held through an intermediary, such as a broker, bank, or other nominee), your broker’s ability to vote your shares for you is governed by the rules of the New York Stock Exchange. Without your specific instruction, a broker or other nominee may only vote your shares on routine proposals. Your broker will submit a proxy card on your behalf but leave your shares unvoted on non-routine proposals—this is known as a “broker non-vote.” Without your specific instruction, your broker will not vote your shares on Proposals One (Election of Directors), Three (Advisory Approval of KeyCorp’s Executive Compensation), or Four (Shareholder Proposal Seeking an Independent Board Chairperson), which the New York Stock Exchange considers to be “non-routine” proposals. Non-votes will not be counted “FOR” or “AGAINST” these proposals. Proposal Two (Ratification of Independent Auditor) is a routine matter on which your broker may vote without your instruction. Therefore, broker non-votes are not expected to occur with respect to Proposal Two. Broker non-votes will be counted toward the quorum.

Even if you plan on attending the Annual Meeting, to ensure your shares are voted at the meeting, you are urged to provide your proxy instructions promptly by telephone, online (including by scanning the QR code provided), or by mailing your signed proxy card in the enclosed envelope. KeyCorp common shares represented by properly executed proxy cards, online instructions, or telephone instructions will be voted as you direct. If you do not vote at all on an otherwise properly-executed proxy card or your properly submitted online instruction gives no voting direction whatsoever, the proxies will vote your shares “FOR” the election of the nominees named herein as directors (Proposal One), “FOR” the ratification of the appointment of Ernst & Young as our independent auditors for the fiscal year ending December 31, 2024 (Proposal Two), “FOR” advisory approval of KeyCorp’s executive compensation (Proposal Three), and “AGAINST” the shareholder proposal seeking an independent board chairperson (Proposal Four).

Revoking a Proxy

If you have submitted your proxy and would like to revoke it, you may do so any time before your shares are voted at the Annual Meeting by: (i) mailing a notice to the Secretary of KeyCorp revoking your proxy, (ii) submitting a new, subsequently dated proxy (whether by proxy card, online, or telephone), or (iii) attending the virtual Annual Meeting and voting your shares live during the meeting. Your presence at the Annual Meeting alone will not revoke your proxy.

Cost of Proxy Solicitation

KeyCorp will pay for preparing, printing, and mailing these proxy materials. Officers and employees of KeyCorp and its subsidiaries may solicit the return of proxies, but will not receive additional compensation for those efforts. KeyCorp has engaged D.F. King to assist in the solicitation of proxies at an anticipated cost of $17,000 plus expenses. KeyCorp will request that brokers, banks, custodians, nominees, and other fiduciaries send proxy materials to all beneficial owners and upon request will reimburse them for their expenses. Solicitations may be made by mail, telephone, or other means.

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General Information about the Annual Meeting

Attending the Annual Meeting

If your shares are registered directly in your name with KeyCorp’s transfer agent, Computershare, you are considered the shareholder of record, or registered holder, with respect to those shares. For registered holders to attend the meeting, vote their shares during the meeting, or submit questions, the 15-digit control number appearing on the Notice of Internet Availability of Proxy Materials or proxy card distributed to you should be used to access the virtual meeting platform at meetnow.global/MZ6NZMD. If you do not have your control number, you may contact Computershare at (800) 539-7216 to obtain it.

If you are a beneficial holder and want to attend the meeting with the ability to ask questions and vote, you have two options.

1.	Registration in Advance of the Annual Meeting

To register in advance to attend, ask questions and/or vote at the meeting, you must submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Company holdings along with your legal name and email address to our virtual meeting provider, Computershare. Your request must be labeled as “Legal Proxy” and must be received by Computershare no later than 5:00 p.m. Eastern Time on May 6, 2024, at the email address or physical address below.

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail, for regular delivery: Computershare, KeyCorp Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001

Upon receipt of your registration materials, Computershare will provide you with a confirmation of your registration by email and a control number. If you provided a valid email address, but you have not received a control number within two business days from your request, please contact Computershare by email at web.queries@computershare.com or by phone at (877) 373-6374 (toll-free) or +1 (781) 575-2879. If you provided a physical mailing address but not an email address, Computershare will ship, within two business days of receipt, a control number to you by first class mail. You will need to enter the control number that you received from Computershare to be able to enter the meeting.

2.	Registration through the Virtual Meeting Platform

For the 2024 proxy season, an industry solution has been developed to allow beneficial holders to register online through the virtual meeting platform to attend, ask questions, and vote, if they choose. We expect the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the meeting. Beneficial holders may choose the “Register in Advance of the Annual Meeting” option above if they prefer to use this traditional option.

Please go to meetnow.global/MZ6NZMD for more information on the available options and registration instructions.

Guests or shareholders without a control number may also attend the meeting but will not be permitted to vote or submit questions during the meeting.

If you are having trouble connecting to the Annual Meeting, please contact Computershare at (888) 724-2416.

If we experience technical difficulties during the Annual Meeting (such as a temporary or prolonged power outage), our Chairman will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened at a later time or another day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via our website at Key.com/IR.

Submitting Questions

Every shareholder has an opportunity both before and during the meeting to submit questions, both on the proposals being presented to shareholders and on general matters relating to KeyCorp and its business. Shareholders may do so by accessing the virtual meeting platform as described above, before and during the meeting, and submitting questions in the space provided therein.

There will be two question and answer periods during the meeting. The first, during the shareholder meeting, is for questions relating to the proposals being presented to shareholders at this meeting. The second, during the shareholder convocation, is for general questions. We ask each shareholder to observe the limit of one question related to the proposals being voted on and one question during the shareholder convocation. Representatives of KeyCorp will review the questions during the appropriate portion of the meeting and answers will be provided during the meeting by a member of management or director, as appropriate. An audio recording of the virtual meeting will be available for review on our website after the conclusion of the meeting, which would include any questions that may be asked and responses provided.

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Additional Information

Additional Information

Proxy Statement Proposals for the 2025 Annual Meeting of Shareholders

The deadline for shareholders to submit proposals under the provisions of Rule 14a-8 of the Exchange Act for inclusion in the proxy statement for the 2025 Annual Meeting of Shareholders is the end of the business day on November 25, 2024.

Other Proposals and Director Nominations for the 2025 Annual Meeting of Shareholders

KeyCorp’s Regulations set an advance notice procedure for director nominations and for proposals a shareholder wishes to present directly at an annual meeting (rather than submitting for inclusion in our proxy statement under Rule 14a-8).

Shareholder proposals submitted outside of Rule 14a-8 for the 2025 Annual Meeting of Shareholders must be received by the Secretary of KeyCorp no less than 90 and no more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or no earlier than January 9, 2025, and no later than February 8, 2025. Article I, Section 9 of KeyCorp’s Regulations specifies the information and statements that must be included in any shareholder proposal.

Shareholders who wish to nominate a person for election as a director of KeyCorp at an annual meeting through KeyCorp’s advance notice procedure must strictly comply with the requirements of Article I, Section 9 of KeyCorp’s Regulations, including providing notice to the Secretary of KeyCorp not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or no earlier than January 9, 2025, and no later than February 8, 2025. Article I, Section 9 of KeyCorp’s Regulations specifies the information and statements that must be included in any shareholder director nomination.

Shareholders may also nominate a person for election as a director of KeyCorp at an annual meeting through KeyCorp’s proxy access procedure contained in Article I, Section 10 of KeyCorp’s Regulations. A shareholder, or group of up to 20 shareholders, owning at least 3% of KeyCorp’s outstanding stock entitled to vote generally in the election of directors continuously for at least three years, may nominate and include in the KeyCorp proxy relating to the 2025 Annual Meeting of Shareholders, director nominees constituting the greater of two, or 20% of the number of directors in office as of the last day on which a shareholder notice may be delivered under Section 10 of the Regulations with respect to the 2025 Annual Meeting of Shareholders (or if such amount is not a whole number, the closest whole number (rounding down) below 20%), provided that the shareholder(s) and director nominee(s) satisfy the requirements specified in Article I, Sections 9 and 10, as applicable. A shareholder notice provided under Section 10 of the Regulations for the 2025 Annual Meeting of Shareholders must be provided to the Secretary of KeyCorp no less than 120 days and no more than 150 days prior to the first anniversary of the date this proxy statement was first released to shareholders in connection with the 2024 Annual Meeting, or no earlier than October 26, 2024, and no later than November 25, 2024.

Limited exceptions apply to both the advance notice and proxy access deadlines if the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting.

A copy of our Regulations was attached as Exhibit 3.1 to our current report on Form 8-K, filed with the Securities and Exchange Commission on September 22, 2023. It is available through the Securities and Exchange Commission’s website (www.sec.gov). Upon written request to the Secretary of KeyCorp, KeyCorp will provide any shareholder, without charge, a copy of the procedures governing shareholder proposals or the nomination of directors.

Shareholder nominations or proposals should be submitted to the Secretary of KeyCorp at KeyCorp’s corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. The Secretary will direct the materials to the Chair of the Nominating and Corporate Governance Committee.

In addition to satisfying the foregoing requirements under our Regulations, including advance notice of director nominations, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than KeyCorp’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than March 10, 2025. Such notice may be mailed to the Secretary at the address listed above.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our 2023 Annual Report on Form 10-K and this proxy statement will be delivered to multiple shareholders who live at the same address (unless otherwise requested). If you live at the same address as another shareholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, 2023 Annual Report, or this proxy statement, please contact KeyCorp’s transfer agent, Computershare

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Additional Information

Investor Services, LLC, by telephone at (800) 539-7216 or by writing to Computershare at P.O. Box 43078, Providence, Rhode Island 02940-3078. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2023 Annual Report and this proxy statement, will be delivered to you promptly and without charge.

If you live at the same address as another shareholder and are receiving multiple copies of our proxy materials, please contact Computershare at the telephone number or address above if you only want to receive one copy of those materials.

Annual Report

KeyCorp will provide without charge to each beneficial holder of KeyCorp common shares on the record date, upon written request of any such person, a copy of our 2023 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Any such request should be made in writing to the Secretary of KeyCorp at KeyCorp’s corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. Materials may also be requested online, by visiting www.key.com/ir, clicking on “Email & Material Request” on the top navigation under “Investor Overview,” and completing the provided form.

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001CSN57A5

2024 ANNUAL MEETING – PROXY CARD Attend the meeting on May 9, 2024 at 8:30 a.m. (ET), virtually at meetnow.global/MZ6NZMD.

i IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. i

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – – –

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2 AND 3:

1. Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Alexander M. Cutler	☐	☐	☐	02 - H. James Dallas	☐	☐	☐	03 - Elizabeth R. Gile	☐	☐	☐

04 - Ruth Ann M. Gillis	☐	☐	☐	05 - Christopher M. Gorman	☐	☐	☐	06 - Robin N. Hayes	☐	☐	☐

07 - Carlton L. Highsmith	☐	☐	☐	08 - Richard J. Hipple	☐	☐	☐	09 - Devina A. Rankin	☐	☐	☐

10 - Barbara R. Snyder	☐	☐	☐	11 - Richard J. Tobin	☐	☐	☐	12 - Todd J. Vasos	☐	☐	☐

13 - David K. Wilson	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of independent auditor.	☐	☐	☐	3. Advisory approval of executive compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMEND A VOTE AGAINST PROPOSAL 4:

	For	Against	Abstain
4. Shareholder proposal seeking an independent Board Chairperson.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT; PLEASE DATE AND SIGN BELOW.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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⬛	C1234567890 J N T 1 U P X	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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ATTEND the meeting on May 9, 2024 at 8:30 a.m. (ET) at meetnow.global/MZ6NZMD.	YOUR VOTE MATTERS • Have a voice • Keep your account active • Stay informed

To access the virtual meeting, you must have the information in the white circle located in the red box on the reverse side of this form.		LET’S MAKE THIS EASIER NEXT YEAR Enroll to get meeting materials by email today at envisionreports.com/KEY.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The material is available at: envisionreports.com/KEY

i IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. i

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2024 ANNUAL MEETING – PROXY CARD

Proxy Solicited on Behalf of the Board of Directors of KeyCorp for the Annual Meeting on May 9, 2024

The undersigned hereby constitutes and appoints Christopher M. Gorman, James. L Waters, and Andrea R. McCarthy, and each of them, his/her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the Annual Meeting of Shareholders of KeyCorp to be held on May 9, 2024, and at any adjournments or postponements thereof, on all matters properly coming before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the listed nominees, FOR Proposals 2 and 3, and AGAINST Proposal 4. In accordance with their judgment, the proxies are authorized to vote upon any other matters that may properly come before the meeting. The signer hereby transfers all power given by the signer to vote at the said meeting or any adjournment thereof.

To: The Northern Trust Company, Trustee (the “Trustee”) of the KeyCorp 401(k) Savings Plan Trust which serves as the funding medium for the KeyCorp 401(k) Savings Plan (the “Plan”):

I, as a participant in the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my instructions on this card, the provisions of the Plan and subject to Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), all Common Shares of KeyCorp attributable to my KeyCorp Stock Fund account under the Plan (the “Allocated Shares”), as of the record date for the Annual Meeting of Shareholders of KeyCorp. I understand that the Trustee will vote my Allocated Shares in accordance with your instructions provided that Computershare Investor Services, LLC receives my properly executed voting instructions by 1:00 AM, Eastern Time, on May 7, 2024. Further, I acknowledge that if no voting instructions are given or if your voting instructions are not properly executed, the Trustee will vote those shares in the same proportion as those Allocated Shares that are actively voted by Plan participants.

Under the Plan, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of undirected shares as set forth in the preceding sentence.

I hereby revoke any and all voting instructions previously given to vote at this meeting or any adjournments thereof. Please sign exactly as your name appears on the books of KeyCorp, date, and promptly return this voting instruction card in the enclosed envelope.

NON-VOTING ITEMS

Change of Address — Please print new address below.	Comments — Please print your comments below.

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KeyCorp Shareholder Meeting Notice
Important Notice Regarding the Availability of Proxy Materials for the KeyCorp Shareholder Meeting to Be Held on May 9, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The KeyCorp Annual Report and 10-K and KeyCorp Notice and Proxy Statement are available at envisionreports.com/KEY.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side.

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery.

To access the virtual meeting, you must have the information in the white circle located in the red box above.	ATTEND the meeting on May 9, 2024 at 8:30 a.m. (ET) at meetnow.global/MZ6NZMD.

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MEETING DETAILS

The Annual Meeting of Shareholders of KeyCorp will be held on May 9, 2024 at 8:30 a.m. (ET) virtually at meetnow.global/MZ6NZMD.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED:

1. Election of Directors: 01 - Alexander M. Cutler 05 - Christopher M. Gorman 09 - Devina A. Rankin 13 - David K. Wilson	02 - H. James Dallas 06 - Robin N. Hayes 10 - Barbara R. Snyder	03 - Elizabeth R. Gile 07 - Carlton L. Highsmith 11 - Richard J. Tobin	04 - Ruth Ann M. Gillis 08 - Richard J. Hipple 12 - Todd J. Vasos

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2 AND 3:

2.	Ratification of the appointment of independent auditor.

3.	Advisory approval of executive compensation.

THE BOARD OF DIRECTORS RECOMMEND A VOTE AGAINST PROPOSAL 4:

4.	Shareholder proposal seeking an independent Board Chairperson.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

ORDER MATERIALS

Please make your materials request by using one of the methods listed below. You will need the number located in the white circle located in the red box on the reverse side of this form.

REQUEST VIA:

Internet	Go to envisionreports.com/KEY. Click Cast Your Vote or Request Materials.
Phone	Call us free of charge at 1-866-641-4276
Email	Send an email to investorvote@computershare.com and include:
•	“Proxy Materials KeyCorp” in the subject line
•	Your full name and address
•	The number located in the box on the reverse side
•	Statement that you want a paper copy of the meeting materials

PLEASE REVIEW THE MEETING MATERIALS Read through what’s new this year, company updates, and other initiatives at envisionreports.com/KEY.